HighMark Semi-Annual Report


                                January 31, 1999

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[logo]

Table of Contents

Letter to Shareholders & Message from the Investment Advisor ..................1

Management's Discussion & Analysis ............................................4

Statements of Net Assets .....................................................24

Statements of Operations .....................................................86

Statements of Changes in Net Assets ..........................................90

Financial Highlights .........................................................94

Notes to Financial Statements ...............................................102


This report and the financial statements contained herein are submitted for the general information of HighMark(SM) Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Shares of HighMark Funds are not deposits or obligations of, or guaranteed by Union Bank of California, N.A., or any of its subsidiaries or affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in shares of mutual funds involve risk, including the possible loss of principal. SEI Investments Distribution Co., serves as Distributor for HighMark Funds and is not affiliated with the Advisor, HighMark Capital Management, Inc. or with Union Bank of California, N.A.

Letter to Shareholders

[PHOTO]

Greg Knopf


Dear Shareholder:

We are pleased to report that your HighMark Funds generally did very well against their peer groups and compared to their standard benchmarks of investment performance for the period ended January 31, 1999. We are especially pleased by the performance of our HighMark Growth Fund, which outperformed the Standard & Poor's (S&P) 500 Composite Index for the one- and three-year periods ended December 31, 1998. In addition, the HighMark California Intermediate Tax-Free Bond Fund is ranked #1 in its Lipper Universe for the four-year period ending December 31, 1998.* We believe these Funds may make an attractive addition to your asset allocation.


Asset Growth

The HighMark Funds have grown by nearly $1 billion in assets under management during the past six months. We are proud to state that our fund family had total assets under management of over $8.7 billion as of the period ending January 31, 1999.


Asset Allocation Review

As you are well aware, though the market has been quite volatile over the past six months, we are once again approaching record highs in many of the key market indexes. Now would be a good time to review your asset allocation mix to ensure that your portfolio is in line with your long-term goals while maintaining your overall tolerance for risk.


New HighMark Fund

During the period we added our newest fund to the HighMark family, the Small Cap Value Fund. This fund invests in companies with a market capitalization of under $1.5 billion. The Small Cap Value Fund invests approximately 75% of its assets in U.S. small cap stocks, and approximately 25% of its assets in international small cap stocks. The domestic portion of the Fund is managed by HighMark Capital Management's Value Momentum team, and the international portion is managed by Brandes Investment Partners, LLP. We believe the Small Cap Value Fund may make an attractive addition to your long-term asset allocation strategy. For more information about this Fund, please consult your investment representative or call HighMark Funds directly at 1(800) 433-6884.

As always, we thank you for your continued confidence and investment in HighMark Funds.

Sincerely,



/s/Signature Omitted
Greg Knopf
Managing Director, Mutual Funds
HighMark Capital Management, Inc.
February 1999

--------------
* For the four-year period ended 12/31/98, the HighMark California Intermediate Tax-Free Bond Fund was ranked #1 out of 20 funds by Lipper, Inc. in the California Tax-Free Bond Fund category.

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[LOGO]

Message from the Investment Advisor

[PHOTO]

Luke Mazur


Dear Shareholder:

The period beginning August 1, 1998 looked like the end of the great bull market of the 1990s. After peaking on July 17th at 9337, the Dow Jones Industrial Average fell nearly 20% over the next ten weeks, as concerns about the global economy enveloped the markets. However, decisive action by the Federal Reserve Board between late September and mid-November restored confidence, and the Dow recovered all of its losses and posted new highs. Meanwhile, Treasury bonds initially soared as global investors sought a safe haven for their money.


The Economy: Surging Ahead

Recession fears were put to rest when it was reported that fourth quarter 1998 Gross Domestic Product grew at an annual rate of 5.6%. It was the third calendar year in a row in which GDP growth approached 4%. The end of 1998 also recorded the 93rd month of uninterrupted growth, surpassing the 92-month growth period of the 1980s.

While Asia has remained in a deep recession, U.S. growth has been supported by buoyant consumer spending, booming housing and auto sales, and the wealth effect created by a soaring stock market. Inflation is benign, interest rates are trending down, unemployment is just 4.3% and there is a federal budget surplus for the first time in 30 years.

Of course, no expansion is truly perfect. While the service sector soars, the U.S. manufacturing sector is under pressure, as exports to Asia and Latin America have dwindled. Growth in factory output has slowed to the lowest level since 1992. Total capacity utilization declined to 80.6%, continuing its downtrend since January 1998.

Fortunately, consumer spending represents 65% of the economy, and consumer confidence is extremely high. Remarkably, it has remained high despite the third quarter 1998 stock market swoon, the bombing of Iraq and the impeachment of the President. Reflecting the favorable consumer sentiment, both new and existing home sales continued to be very strong, while new single family construction surged to the highest level since 1984.


Stocks: A Dramatic Recovery

The six-month period from August 1, 1998 to January 31, 1999 was a roller coaster for investors. During the depths of the bear market in September, investors were bombarded with news coverage and so-called experts telling them to reduce their holdings in stocks. Essentially, these pundits were telling investors to sell when the environment looked bleak. But once again, those who viewed their investments from a long-term perspective tuned out this advice--and came out ahead.


To be sure, the U.S. stock market faces many challenges in 1999. Corporate profits are growing slowly, and stock prices are at record valuation levels. The S&P 500 Composite Index is selling at 26 times earnings, which is a record. There continues to be a huge disparity in performance between large cap and small cap stocks, as well as between the growth and value style of investing. One industry--technology--accounts for a disproportionate share of recent stock market performance. Other industries, such as commodities and energy, had a dismal year.

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In addition, global economic concerns are still significant. Brazil's currency recently devalued sharply, and the worry is that Latin America's five year economic renaissance could be in jeopardy. In Japan, the government is attempting to stimulate the economy, but the unemployment rate continues to rise, and there is no end in sight to a decade-long recession. So far, the U.S. economy has withstood these and other international difficulties. However, the international environment is one reason why U.S. corporate profits are under pressure.


Bonds: Balancing Volatility from Stocks

If the U.S. economy slows down in 1999 as forecasted, then the bond market will likely benefit as interest rates continue to decline. However, it is unlikely that one bond sector--Treasury bonds--will continue to be so dominant.

Fearing a global credit crunch last summer, investors from around the world sought the safety and liquidity of Treasury securities. As a result, Treasury bonds performed very well during the period. Investors who had diversified their stock portfolios by owning bonds, particularly during August and September, would have cushioned their returns.

While Treasury securities provided excellent performance, corporate bonds and mortgage-backed securities performed relatively poorly. Corporate bonds, particularly lower quality issues, were shunned by investors when the fear of a global credit crunch was most intense. Mortgage-backed securities, which can be refinanced by borrowers, also underperformed due to the declining interest rate environment. At January 31, 1999, corporates and mortgages offered unusually high yields compared to Treasury bonds. Unless we see more global turmoil, we would expect corporates and mortgages to do better in the next several months.

There are always pros and cons to every investment scenario. On balance, however, we believe that low inflation, low interest rates, solid economic growth, and America's position as the world's technology leader are just a few good reasons to be optimistic about the markets in 1999.

Sincerely,



/s/Signature Omitted
Luke Mazur
Managing Director - Chief Investment Officer
HighMark Capital Management, Inc.
February 1999

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[LOGO]

HighMark Growth Fund


Performance

For the six months ended January 31, 1999, the HighMark Growth Fund returned 15.65% (Fiduciary Shares).* In comparison, the Lipper Growth Funds Average rose 13.26% during the period while the S&P 500 Composite Index was up 15.05%.


Factors Affecting Performance

The Fund's emphasis on technology worked to its advantage during the period. A big winner was America Online, which benefited from the surging interest in Internet stocks. AOL has 15.5 million paying members, and is one of the few Internet companies that is profitable. Its strategy of focusing on consumers who are not technologically savvy has led to booming growth. The company was recently added to the S&P 500 Index, which means it will receive broad institutional ownership. Another big technology winner was Solectron, a contract manufacturer that has taken advantage of the trend toward outsourcing. The company has enjoyed 30% to 50% earnings growth over the past several years.

Yet another strong performer was Harley Davidson, the leading heavyweight motorcycle manufacturer, with steady earnings and a loyal customer base. The company recently completed a major manufacturing capacity expansion, in an effort to meet customer demand and reduce customer waiting time.

The Fund also benefited from an absence of energy and precious metals stocks, which have performed very poorly in this period of commodity deflation. The Fund's traditional holdings in Coca-Cola and Gillette were disappointing, as these global companies were negatively impacted by the global economic downturn. In addition, the Fund's gaming holding performed poorly, as the industry suffers from overcapacity. Meanwhile, the downturn in Asia has diminished the number of gaming customers from that region.


Current Strategy & Outlook

We continue to focus on our strategy of finding proven growth companies that have demonstrated an ability to perform in all economic environments. The current environment of low inflation, low interest rates and low unemployment is an excellent one for the portfolio, and we expect it to continue well into 1999.

---------------
* The HighMark Growth Fund (Retail Class A Shares) produced a total return of 15.45% for the period. Including the maximum sales charge of 4.50%, the total return for the Fund's Retail Class A Shares was 10.24%. The Fund's Retail Class B shares produced a return of 15.17% for the period. Including the maximum contingent deferred sales charge of 5.00%, the total return for the Fund's Retail Class B shares was 10.17%.

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                                                            HighMark Growth Fund
--------------------------------------------------------------------------------
[PHOTO]

Team Leader:

Craig Braemer
HighMark Capital
Management, Inc.


Fund's Date of Inception:

November 18, 1993 (Fiduciary Shares)
June 20, 1994 (Retail Class A Shares)
February 2, 1998 (Retail Class B Shares)


Net Assets (000):

$733,955 (Fiduciary Shares)
$ 17,679 (Retail Class A Shares)
$  5,271 (Retail Class B Shares)


Investment Objective:

The HighMark Growth Fund seeks long-term capital appreciation through investments in equity securities. The production of current income is an incidental objective.




       Comparison of Change in the Value of a $10,000 Investment in the HighMark Growth Fund (Fiduciary, Synthetic Retail Class A or Synthetic Retail Class B
 Shares) versus the S&P 500 Composite Index and the Lipper Growth Funds Average.

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

                              HighMark Growth Fund  HighMark Growth Fund
       HighMark Growth Fund     Synthetic Retail     Synthetic Retail            S&P 500        Lipper Growth
         Fiduciary Shares        Class A Shares       Class B Shares         Composite Index    Funds Average
11/93         10,000                 9,550                10,000                 10,000            10,000
7/94           9,650                 9,225                 9,650                 10,100             9,962
7/95          12,085                11,541                12,085                 12,733            12,517
7/96          13,622                13,028                13,622                 14,841            13,745
7/97          20,234                19,345                20,234                 22,574            19,740
7/98          24,805                23,651                24,498                 26,926            22,335
1/99          28,687                27,305                28,345                 30,979            25,297



                                              Annualized  Annualized  Annualized
                        Six Month   One Year    3 Year     5 Year      Inception
                         Return      Return     Return     Return       to Date
                        ---------   --------    ------     ------      ---------

Fiduciary Shares          15.65%      35.81%     28.61%     22.24%      22.85%
Retail Class A Shares     15.45%      35.45%     28.37%     22.16%+     26.62%
Retail Class A Shares
with load*                10.24%      29.36%     26.42%     21.05%+     25.36%
Retail Class B Shares     15.17%      34.67%+    28.25%+    22.04%+     31.68%
Retail Class B Shares
with load**               10.17%      29.67%+    27.64%+    21.86%+     26.64%

*   Reflects 4.50% sales charge.
**  Reflects maximum CDSC of 5.00%.
+   Synthetic, not actual.

Past performance is not predictive of future results.

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[LOGO]

HighMark Value Momentum Fund


Performance

For the six-months ended January 31, 1999, the HighMark Value Momentum Fund returned 5.08% (Fiduciary Shares).* In comparison, the Lipper Growth & Income Funds Average rose 7.65% during the period while the S&P 500 Composite Index was up 15.05%.


Factors Affecting Performance

Once again, technology led the stock market to new highs during the period, accounting for much of the S&P 500 Composite Index's total return. However, technology generally doesn't fall into the value category.

In addition, the differential in performance between growth and value shares was extremely wide. While earnings for growth companies have been better than expected, value includes underperformers such as energy, basic materials, transportation, financial services and utilities.

Nevertheless, the portfolio did have its share of winners, including: 1) Alcoa, which reported better than expected earnings, not from pricing, which has been soft, but from major cost cutting; 2) Amgen, a biotechnology company with accelerating earnings whose stock nearly doubled during the period; 3) Chase Manhattan, which reported solid earnings despite economic concerns in Asia and Latin America; 4) Ford, on the basis of strong auto sales and the Volvo acquisition that broadens its offerings; and 5) Morgan Stanley Dean Witter, which bounced back strongly after the Asian crisis eased last fall.


Current Strategy & Outlook

Although value companies look extremely attractive, no catalyst is yet apparent that would narrow the spread between growth and value. Meanwhile, value dividend yields are increasing as the stock prices decline and some companies raise dividends. The portfolio includes some technology companies, but only those that were bought a few years back at low price/earnings multiples.

Today, the technology sector's price/earnings multiple is nearly 50 times 1998 earnings, representing a record premium to the overall market. Because we recognize the importance of this industry to the U.S. economy, we continue to search for eligible stocks in the technology and communications sectors.

The value momentum style of investing has proven to be a very successful process over time. We believe that investors will ultimately recognize the increasingly compelling investments that make up the value style.

-----------------
* The HighMark Value Momentum Fund (Retail Class A Shares) produced a total return of 4.93% for the period. Including the maximum sales charge of 4.50%, the total return for the Fund's Retail Class A Shares was 0.20%. The Fund's Retail Class B Shares produced a total return of 4.54% for the period. Including the maximum contingent deferred sales charge of 5.00%, the total return for the Fund's Retail Class B Shares was -0.46%.

                                                    HighMark Value Momentum Fund
--------------------------------------------------------------------------------

[PHOTO]


Team Leader:

Richard Earnest
HighMark Capital
Management, Inc.


Fund's Date of Inception:

February 1, 1991 (Fiduciary Shares)
April 2, 1992 (Retail Class A Shares)
February 2, 1998 (Retail Class B Shares)


Net Assets (000):

$ 861,638 (Fiduciary Shares)
$  35,306 (Retail Class A Shares)
$   5,943 (Retail Class B Shares)


Investment Objective:

The HighMark Value Momentum Fund seeks long-term capital growth with a secondary objective of income. The Fund will be invested primarily in stocks that appear undervalued relative to the market and/or their historic price valuations. In addition, stocks are screened for positive price or earnings momentum. Most of the securities pay a dividend.



Comparison of Change in the Value of a $10,000 Investment in the HighMark Value Momentum Fund (Fiduciary, Synthetic Retail Class A or Synthetic Retail Class B Shares) versus the S&P 500 Composite Index and the Lipper Growth & Income Funds Average.

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

             HighMark Value       HighMark Value         HighMark Value
             Momemtum Fund    Momemtum Fund Synthetic Momemtum Fund Synthetic        S&P 500           Lipper Growth &
            Fiduciary Shares   Retail Class A Shares   Retail Class B Shares     Composite Index    Income Funds Average
2/91             10,000                9,550                10,000                  10,000                10,000
7/91             10,640               10,160                10,640                  10,690                10,650
7/92             11,870               11,340                11,870                  12,070                11,980
7/93             13,340               12,750                13,340                  13,120                13,340
7/94             13,910               13,290                13,910                  13,790                14,060
7/95             17,440               16,600                17,450                  17,380                16,950
7/96             20,380               19,430                20,380                  20,260                19,290
7/97             30,050               28,590                30,070                  30,820                28,000
7/98             32,830               31,150                32,690                  36,760                30,960
1/99             34,500               32,690                34,170                  42,290                33,320


                                             Annualized  Annualized  Annualized
                       Six Month   One Year    3 Year     5 Year      Inception
                        Return      Return     Return     Return       to Date
                       ---------   --------    ------     ------      ---------

Fiduciary Shares         5.08%       9.91%      20.27%     18.80%      17.61%
Retail Class A Shares    4.93%       9.63%      19.98%     18.60%      17.71%
Retail Class A Shares
with load*               0.20%       4.68%      18.15%     17.52%      16.92%
Retail Class B Shares    4.54%       8.84%+     19.88%+    18.56%+      6.64%
with load**             -0.46%       3.84%+     19.18%+    18.36%+      1.62%


*  Reflects 4.50% sales charge.
** Reflects maximum CDSC of 5.00%.
+  Synthetic, not actual.

Past performance is not predictive of future results. Performance presented from February 1, 1991, (commencement of operations of Fiduciary Shares) and April 2, 1992, (commencement of operations of Retail Shares) to April 25, 1997 reflects the performance of the Stepstone Value Momentum Fund.

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[LOGO]


HighMark Income Equity Fund


Performance

For the six months ended January 31, 1999, the HighMark Income Equity Fund returned 7.70% (Fiduciary Shares).* In comparison, the Lipper Equity Income Funds Average rose 4.57% during the period while the S&P 500 Composite Index was up 15.05%. According to Lipper Inc. the Fund performed in the top 20th percentile of its peer group for the period.**


Factors Affecting Performance

The Fund's best-performing sectors included computer systems, automobiles, telephones, pharmaceuticals, publishing and medical supplies. In computing, our largest holding is IBM which we purchased in early 1998 at an excellent value. While the company still makes big mainframes and personal computers, it has successfully diversified into data processing services.

The telephone industry performed well because the companies provided relatively stable earnings as well as good revenue and earnings growth driven by technological advances. AT&T provided solid returns based on its diversification into wireless, the Internet and global markets.

The pharmaceutical industry was a favorite with investors because of its predictable growth. We added Pharmacia & Upjohn to the portfolio at a good value when we became convinced that the company was successfully executing a turnaround strategy.

The Fund's biggest disappointments were in financial services and energy. Banks have yet to fully recover from the fears of a global credit crunch last summer. Although we lowered our energy exposure in mid-1998, the remaining holdings did poorly in the fall as oil prices plunged.


Current Strategy & Outlook

We seek investments that provide high dividend income and low volatility. However, we also seek total return, which is why we will continue to look for attractively priced securities in high growth areas such as technology, health care and consumer staples. By being broadly diversified, the Fund is expected to be less vulnerable than other less diversified income funds to the risk of rising interest rates.

We are also examining the investment merits of certain undervalued sectors such as basic materials and capital goods that have been beaten down by the global economic environment. Another area of interest is energy, where stock prices are extremely attractive. We expect some improvement in this area as oil prices stabilize and the industry consolidates.

--------------
* The HighMark Income Equity Fund (Retail Class A Shares) produced a total return of 7.57% for the period. Including the maximum sales charge of 4.50%, the total return for the Fund's Retail Class A Shares was 2.70%. The Fund's Retail Class B Shares produced a total return of 7.23% for the period. Including the maximum contingent deferred sales charge of 5.00%, the total synthetic return for the Fund's Retail Class B Shares was 2.52%.

** For the period of 07/31/98 to 01/31/99 the HighMark Income Equity Fund was ranked 44th out of 243 funds by Lipper Inc. in the Income Equity category.

                                                     HighMark Income Equity Fund
--------------------------------------------------------------------------------


[PHOTO]


Team Leader:

Michael McBurney
HighMark Capital
Management, Inc.


Fund's Date of Inception:

February 9, 1984 (Fiduciary Shares)
June 20, 1994 (Retail Class A Shares)
February 2, 1998 (Retail Class B Shares)


Net Assets (000):

$ 651,156 (Fiduciary Shares)
$  21,180 (Retail Class A Shares)
$   2,740 (Retail Class B Shares)


Investment Objective:

The HighMark Income Equity Fund seeks investments in equity securities that provide current income through the regular payment of dividends with the goal that the Fund will have a high current yield and a low level of price volatility. The opportunity for long-term growth of asset value is a secondary consideration.



        Comparison of Change in the Value of a $10,000 Investment in the HighMark Income Equity Fund (Fiduciary, Synthetic Retail Class A or
   Synthetic Retail Class B Shares) versus the S&P 500 Composite Index and the
                       Lipper Equity Income Funds Average.

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

            HighMark Income       HighMark Income         HighMark Income
              Equity Fund     Equity Fund Synthetic    Equity Fund Synthetic          S&P 500           Lipper Equity
            Fiduciary Shares   Retail Class A Shares   Retail Class B Shares     Composite Index    Income Funds Average
2/84             10,000                9,550                  10,000                  10,000               10,000
7/84              9,660                9,220                   9,660                   9,790                9,840
7/85             13,210               12,620                  13,210                  12,970               12,600
7/86             16,870               16,110                  16,870                  16,650               15,380
7/87             21,400               20,440                  21,400                  23,190               19,190
7/88             21,090               20,140                  21,090                  20,470               18,160
7/89             27,030               25,810                  27,030                  26,990               22,810
7/90             26,790               25,580                  26,790                  28,740               22,680
7/91             30,160               28,810                  30,160                  32,400               24,990
7/92             35,000               33,420                  35,000                  36,550               28,610
7/93             38,410               36,680                  38,410                  39,730               32,220
7/94             40,040               38,230                  40,040                  41,770               33,700
7/95             46,950               44,930                  46,950                  52,660               39,350
7/96             55,520               53,110                  55,520                  61,380               45,160
7/97             77,800               74,340                  77,800                  93,360               63,280
7/98             86,190               82,150                  85,820                 111,360               69,910
1/99             92,830               88,370                  92,020                 128,120               73,110



                                             Annualized  Annualized  Annualized  Annualized
                       Six Month   One Year    3 Year     5 Year      10 Year    Inception
                        Return      Return     Return     Return      Return       to Date
                       ---------   --------    ------     ------      ------      ---------
Fiduciary Shares          7.70%     16.95%     18.67%     17.85%      14.89%        15.88%
Retail Class A Shares     7.57%     16.66%     18.47%     17.77%+     14.85%+       20.16%
Retail Class A Shares
with load*                2.70%     11.44%     16.68%     16.70%+     14.33%+       18.96%
Retail Class B Shares     7.23%     15.95%+    18.33%+    17.65%+     14.79%+       14.24%
Retail Class B Shares
with load**               2.52%     10.95%+    17.61%+    17.44%+     14.79%+        9.22%

*  Reflects 4.50% sales charge.
** Reflects maximum CDSC of 5.00%.
+  Synthetic, not actual.

Past performance is not predictive of future results.

[LOGO]

HighMark Balanced Fund


Performance

For the six month period ended January 31, 1999, the HighMark Balanced Fund returned 5.97% (Fiduciary Shares).* In comparison, the Lipper Balanced Funds Average rose 7.39%. Meanwhile, the Standard & Poor's 500 Composite Index was up 15.05% and the Lehman Brothers Aggregate Bond Index reflected a return of 5.10%.


Factors Affecting Performance

In a period of generally falling interest rates and robust economic growth, stocks as well as bonds performed very well. Last summer's global credit crunch caused investors to seek the safety and liquidity of Treasury bonds, causing them to outperform corporates and mortgage-backed securities. The Federal Reserve Board's decisive action to lower interest rates ignited the stock market, after stocks appeared to be entering a bear market.

During the period, the Fund's asset allocation between stocks and bonds remained constant, with bonds somewhat underweighted between 32% and 39% versus a target of 40%. Common stocks were weighted between 59% and 65% versus a target of 60%. The Fund's cash position remained between 2% and 3% as we correctly believed that cash would not be able to outperform stocks or bonds.

The equity portion of the portfolio has tended to focus on value stocks, which did not do as well as growth companies. In addition, the portfolio included a number of companies in basic industry and capital goods that held back performance.


Current Strategy & Outlook

We believe that the economic environment will continue to be characterized by low inflation and declining interest rates. Despite the surprising strength of the U.S. economy in late 1998, we expect growth to slow in 1999 and corporate profits to come under pressure. The bond market should benefit from this environment as well as the emergence of a large U.S. federal budget surplus, which reduces the supply of government securities. In addition, we expect corporate bonds and mortgage-backed securities to perform better, and for yield spreads to narrow against Treasury bonds. The stock market will have to cope with sluggish corporate profits, but should be buoyed by merger activity, continuing demand from retirement accounts and corporate buybacks. We intend to continue our target allocation of 60% stocks / 40% bonds during 1999, while remaining fully invested.

-------------------
* The HighMark Balanced Fund (Retail Class A Shares) produced a total return of 5.79% for the period. Including the maximum sales charge of 4.50%, the total return for the Fund's Retail Class A Shares was 1.02%. The Fund's Retail Class B Shares produced a total return of 5.45% for the period. Including the maximum contingent deferred sales charge of 5.00%, the total synthetic return for the Fund's Retail Class B shares was 0.45%.

                                                          HighMark Balanced Fund
--------------------------------------------------------------------------------

[PHOTO]


Team Leader:

Carl Colombo
HighMark Capital
Management, Inc.


Fund's Date of Inception:

February 1, 1991 (Fiduciary Shares)
November 13, 1992 (Retail Class A Shares)
February 2, 1998 (Retail Class B Shares)


Net Assets (000):

$ 452,854 (Fiduciary Shares)
$  11,122 (Retail Class A Shares)
$   2,111 (Retail Class B Shares)



Investment Objective:

The HighMark Balanced Fund seeks capital appreciation and income with a secondary investment objective of conservation of capital. Under normal market conditions, the Fund invests between 50% to 70% of its total assets in equity securities, at least 25% in bonds and the rest in cash equivalents.


    Comparison of Change in the Value of a $10,000 Investment in the HighMark Balanced Fund (Fiduciary, Synthetic Retail Class A or Synthetic Retail Class
     B Shares) versus the Lehman Brothers Aggregate Bond Index, the S&P 500
             Composite Index and the Lipper Balanced Funds Average.





                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

                HighMark             HighMark                HighMark              Lehman Brothers
             Balanced Fund    Balanced Fund Synthetic  Balanced Fund Synthetic        Aggregate        S&P 500       Lipper Balanced
            Fiduciary Shares   Retail Class A Shares    Retail Class B Shares        Bond Index    Composite Index    Funds Average
2/91             10,000                10,000                  10,000                  10,000          10,000             10,000
7/91             10,440                10,440                  10,440                  10,370          10,690             10,560
7/92             11,600                11,600                  11,600                  11,910          12,070             11,940
7/93             12,810                12,810                  12,810                  13,120          13,120             13,210
7/94             13,180                13,190                  13,190                  13,130          13,790             13,560
7/95             15,700                15,710                  15,710                  14,460          17,380             15,810
7/96             17,420                17,390                  17,420                  15,260          20,260             17,360
7/97             22,730                22,620                  22,730                  16,900          30,820             22,550
7/98             24,380                24,230                  24,320                  18,230          36,760             24,750
1/99             25,840                25,640                  25,650                  19,160          42,290             26,580


                                             Annualized  Annualized  Annualized
                       Six Month   One Year    3 Year     5 Year      Inception
                        Return      Return     Return     Return       to Date
                       ---------   --------    ------     ------      ---------

Fiduciary Shares         5.97%      10.01%     14.45%     13.41%       13.15%
Retail Class A Shares    5.79%       9.76%     14.18%     13.21%       13.29%
Retail Class A Shares
with load*               1.02%       4.81%     12.43%     12.17%       12.46%
Retail Class B Shares    5.45%       9.14%+    14.15%+    13.23%+       7.73%
Retail Class B Shares
with load**              0.45%       4.14%+    13.38%+    12.98%+       2.70%


*  Reflects 4.50% sales charge.
** Reflects maximum CDSC of 5.00%.
+  Synthetic, not actual.


Past performance is not predictive of future results. Performance presented from February 1, 1991 (commencement of operations of Fiduciary Shares) and November 13, 1992 (commencement of operations of Retail Shares) to April 25, 1997 reflects the performance of the Stepstone Balanced Fund.

[LOGO]



HighMark Emerging Growth Fund


Performance

For the six months ended January 31, 1999, the HighMark Emerging Growth Fund returned 1.52% (Fiduciary Shares). In comparison, the Lipper Small Cap Funds Average rose 1.30% during the period while the S&P 600 Small Cap Index returned -0.53%. Finally, the Russell 2000 Growth Index was up 9.45%.


Factors Affecting Performance

The small cap sector as a whole improved dramatically in the latter part of the period, as investor nervousness over Asia and other emerging markets subsided. The Fund's overexposure to technology, including semiconductor capital equipment companies, and Internet stocks, was very helpful.

In particular, Broadcom, which provides semiconductor chips for cable modems and digital set-top boxes, was up 112.15% during the six-month period. The company's chips will help broaden the pipeline for Internet access to the home. Unlike some Internet stocks that represent short-term trading opportunities, we view Broadcom to be viable over the long term.

In the entertainment industry, Cinar Films, a Canadian-based programmer of nonviolent children's programs, performed very well. Among the company's most popular programs is "Arthur," an animated series about an aardvark, that appears on PBS. The company is starting to leverage its popular characters, by merchandising them in educational materials.

Another excellent company is Provident Bankshares, a Baltimore-based bank that has a large market share and would make an attractive acquisition candidate for a larger regional bank.


Current Strategy & Outlook

We intend to remain overweighted in technology and communication services because many of these companies offer superior growth prospects. For example, Lattices Semiconductor, a top holding in the Fund, is likely to benefit from increased chip utilization by computer, telecom and consumer goods markets. Another top holding, Adaptec, is a world leader in the manufacturer of hardware and software that speeds the transfer of data between computers, peripherals and networks.

We're also emphasizing companies that can produce steady growth regardless of the economy. Examples include Stewart Enterprises, the third largest funeral home company in the U.S. and Blyth Industries, a leading manufacturer of candles and fragrance products.

Although we have few holdings in energy, we view the group as excessively oversold based on the decline in oil prices. A rebound in prices would be a strong catalyst for energy stocks, and we plan to increase our exposure as conditions improve.

Investors continue to prefer large companies, but the disparity in valuations between large cap and small cap stocks continues to grow. Eventually, we expect that the gap will close when investors take notice that small caps offer faster earnings growth potential at lower price/earnings ratios.

                                                   HighMark Emerging Growth Fund
--------------------------------------------------------------------------------

[LOGO]


Portfolio Manager:

Steve Riccio
Bank of Tokyo-
Mitsubishi Trust Co.


Fund's Date of Inception:

February 1, 1994 (Fiduciary Shares)


Net Assets (000):

$ 63,003 (Fiduciary Shares)


Investment Objective:

The HighMark Emerging Growth Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies.


    Comparison of Change in the Value of a $10,000 Investment in the HighMark Emerging Growth Fund (Fiduciary Shares) versus the Russell 2000 Growth Index, the S&P 600 Small Cap Index and the Lipper Small-Cap Funds Average.




                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

               Highmark        Frank Russell        S&P 600           Lipper
           Emerging Growth     2000 Growth         Small Cap         Small-Cap
          Fiduciary Shares     Growth Index          Index         Funds Average
2/94            10,000             10,000            10,000           10,000
7/94             9,282              8,923             9,003            9,126
7/95            11,888             11,932            11,513           12,039
7/96            13,258             12,291            12,558           13,352
7/97            16,455             15,396            17,443           17,671
7/98            17,010             15,194            18,090           18,138
1/99            17,268             16,630            17,994           18,373

                                                Annualized    Annualized
                      Six Month     One Year      3 Year       Inception
                       Return        Return       Return        to Date
                       ------        ------       ------        -------
 Fiduciary Shares       1.52%         4.77%       10.89%        11.16%


Past performance is not predictive of future results. Performance presented from February 1, 1994 (commencement of operations of Fiduciary Shares) to April 25, 1997 reflects the performance of the Stepstone Emerging Growth Fund.

[LOGO]


HighMark Small Cap Value Fund


Performance

Between inception on September 17, 1998 and January 31, 1999, the HighMark Small Cap Value Fund produced a cumulative total return of 8.64% (Fiduciary Shares).* For the period October 1, 1998 to January 31, 1999, the Fund produced a total return of 7.99%. In comparison, S&P 600 Small Cap BARRA Value Index returned -3.15% and the Financial Times/S&P Actuaries World Excluding U.S. Medium/Small Cap Index, a measure of international small cap stocks, was up 14.94% for the period.


Factors Affecting Performance

The value style of investing continued to lag growth during the period. We are currently in a "momentum"-based market, primarily driven by the enthusiasm for Internet stocks, which often have no earnings and typically do not fit the definition of value.

Nevertheless, the portfolio had a number of winners during the period. Two healthcare companies were acquired: Circon, a surgical equipment maker and Physicians Reliance Network, a physician practice-management company specializing in cancer clinics. In computer software, the stock of Autodesk strengthened as the company prepared to introduce a new version of its flagship product. In contract manufacturing, Applied Power was a big winner. The company capitalized on the increasing trend of high tech companies to focus on product innovation and design, and outsourced their manufacturing functions.

On the negative side, Earthgrains, a bread manufacturer spun off from Anheuser-Busch, operates in a slow-growing industry and performed poorly during the period. However, the industry is consolidating, margins are improving and earnings have been rising at more than 25% for the past several quarters. We expect the stock to do better in 1999.

The Fund maintains a 25% weighting in international small cap stocks, which was a plus in October and November, but a minus in December. Over time, we believe that the international component will provide superior performance and reduce volatility in the portfolio, because international markets generally move independently of U.S. stock markets.


Current Strategy & Outlook

Typically, small cap stocks sell at higher price/earnings (P/E) multiples to reflect their greater growth opportunities. However, the P/E for the S&P 600 Index is 19 times 1999 earnings, while the P/E for the S&P 500 Composite Index is 26 times expected earnings. Yet earnings growth for small caps is projected to be 28% versus just 9% for large cap stocks in 1999. Thus, we continue to believe that the Fund is focusing on a very attractive part of the investment universe.

--------------------
* The HighMark Small Cap Value Fund (Retail Class A Shares), launched on 9/17/98, produced a total cumulative return of 8.53%. Including the maximum sales charge of 4.50%, the total cumulative return for the Fund's Retail Class A Shares was 3.66%. The Fund's Retail Class B Shares, launched on 9/17/98, produced a total cumulative return of 8.20% for the period. Including the maximum contingent sales charge of 5.00%, the total cumulative return for the Fund's Retail Class B Shares was 3.20%.

                                                   HighMark Small Cap Value Fund
--------------------------------------------------------------------------------

[PHOTO]


Portfolio Manager:
Elizabeth Pearce

HighMark Capital Management, Inc.



Sub-Advisor of the International Portion only, Brandes Investment Partners, LLP


Fund's Date of Inception:

September 17, 1998 (Fiduciary Shares)
September 17, 1998 (Retail Class A Shares)
September 17, 1998 (Retail Class B Shares)


Net Assets (000):

$  73,185 (Fiduciary Shares)
$     285 (Retail Class A Shares)
$     225 (Retail Class B Shares)



Investment Objective:

The HighMark Small Cap Value Fund seeks to provide long term capital appreciation through investments in equity securities.




                Comparison of Change in the Value of a $10,000 Investment in the HighMark Small Cap Value Fund (Fiduciary or Synthetic Retail Class A or Retail
        Class B Shares) versus the S&P 600/BARRA Value Index, FT/S&P World ex US
                 Medium/Small Cap Index, and the Lipper Small Cap Funds Average.



                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

                HighMark              HighMark                HighMark             S&P 600/      FT/S&P World ex       Lipper
          Small Cap Value Fund  Small Cap Value Fund    Small Cap Value Fund      BARRA Value      U.S.Medium         Small cap
            Fiduciary Shares    Retail Class A Shares   Retail Class B Shares       Index        Small Cap Index    Funds Average
9/30/98         10,000                  9,550                 10,000                10,000           10,000            10,000
1/99            10,799                 10,313                 10,266                11,180           11,494            11,927


                                            Cumulative
                                            Inception
                                             to Date
                                            ----------
Fiduciary Shares                              8.64%
Retail Class A Shares                         8.53%
Retail Class A Shares w/load*                 3.66%
Retail Class B Shares                         8.20%
Retail Class B Shares w/load**                3.20%


*  Reflects 4.50% sales charge.
** Reflects maximum CDSC of 5.00%.

Past performance is not predictive of future results.

[LOGO]


HighMark International Equity Fund


Performance

For the six months ended January 31, 1999, the HighMark International Equity Fund returned 0.63% (Fiduciary Shares). In comparison, the Lipper International Funds Average returned -2.98%. The unmanaged Morgan Stanley Capital International EAFE Index, a benchmark made up of companies in 20 nations, reflected a return of 2.17% for the period.

The Fund's sub-advisor is AXA Asset Management Partenaires, a unit of the AXA Group, one of the world's largest money management firms.


Factors Affecting Performance

In this highly volatile time period, the Fund benefited from its Japan strategy, which was to increase exposure to Japan as its currency was strengthening late in 1998. Retail, telecommunications and utility shares performed well. In addition, the Fund is underexposed to banking and export companies, which helped performance.

Throughout the period, the Fund emphasized Europe at a time when interest rates were falling and the region was gearing up for the euro. A positive theme was corporate restructuring in the banking and pharmaceutical industries, giving a strong signal that European companies were emphasizing shareholder value. In addition, telecommunications companies performed very well during the period. Although that situation has improved recently, some of our stock selections continued to be adversely affected by the recession in Asia.


Current Strategy & Outlook

We expect to see volatility in Europe as 1998 corporate earnings results are announced, reminding investors that growth is not as strong as was forecast one year ago. But we still find information technology, pharmaceuticals and telecommunications companies attractive. In general, we believe that the impact of the Y2K computer problem will be relatively minor on earnings and stock prices in Europe. On the whole, we remain slightly overweighted in Europe.

Although the consensus is very negative for Japan, we are more optimistic based on recent economic data. In addition, we are encouraged by recent government action to strengthen the banking system, such as the recent nationalization of Nippon Credit Bank. The positive is that the government moved quickly before the news filtered into the market. However, the negative is that the level of bad loans is rising fast as the economy struggles and fears of credit risk are rising. The issue is a complex one but we are encouraged by the fact that most banks and the authorities are now accepting reality. We remain neutrally weighted in Japan.

The rest of Asia showed strong stock market gains in the fourth quarter, bolstered by lower interest rates and improving investor sentiment. However, more conclusive evidence of economic bottoming will be required, as well as continued progress on reforms of financial systems, for markets to hold these strong gains.

                                              HighMark International Equity Fund
--------------------------------------------------------------------------------

[PHOTO]


Portfolio Manager:

Robert De Guigne
AXA Asset Management
Partenaires


Fund's Date of Inception:

February 1, 1995 (Fiduciary Shares)


Net Assets (000):

$ 97,096 (Fiduciary Shares)



Investment Objective:

The HighMark International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.


       Comparison of Change in the Value of a $10,000 Investment in the HighMark International Equity Fund (Fiduciary Shares) versus the Morgan Stanley Capital
            International EAFE Index and the Lipper International Funds Average.




                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

        Highmark International    Morgan Stanley             Lipper
             Equity Fund        Capital International     International
          Fiduciary shares          EAFE Index            Funds Average
2/95           10,000                 10,000                 10,000
7/95           11,143                 11,368                 11,332
7/96           11,650                 11,770                 11,990
7/97           12,585                 13,902                 14,921
7/98           12,482                 14,663                 15,931
1/99           12,561                 14,981                 15,456


                                                Annualized   Annualized
                      Six Month     One Year      3 Year      Inception
                       Return        Return       Return       to Date
                       ------        ------       ------       -------

 Fiduciary Shares       0.63%        13.73%        3.06%        5.59%



Past performance is not predictive of future results. Performance presented from February 1, 1995 (commencement of operations of Fiduciary Shares) to April 25, 1997 reflects the performance of the Stepstone International Equity Fund.

[LOGO]

HighMark California Intermediate Tax-Free Bond Fund


Performance


For the six months ended January 31, 1999, the HighMark California Intermediate Tax-Free Bond Fund produced a total return of 5.01% (Fiduciary Shares).* In comparison, the Lipper California Intermediate Municipal Debt Funds Average returned 4.42%. The unmanaged Lehman Brothers 7-Year Municipal Bond Index reflected a return of 4.99%.


Factors Affecting Performance


The Fund continued to have a longer than average duration (sensitivity to interest rates), which was a plus in a period of falling interest rates. In addition, we continued to improve the Fund's call protection. When interest rates are falling, issuers try to refinance their debt, forcing bondholders to reinvest at lower yields. The Fund's performance is enhanced to the extent that it has call protection. In addition, the Fund's credit quality remains very high, with more than 75% of the issues rated AAA. That was an advantage in a period such as last summer when investors were more sensitive to credit risk.


Because of the global financial crisis, investors sought the safety and liquidity of Treasury bonds and thus, municipal bonds underperformed Treasury securities. Global investors don't buy muni bonds as a general rule: typically, they need to buy large quantities of securities, which is difficult to do in the muni market and they can't use the tax deduction. As a result, municipal bond yields rose in relation to Treasury bonds. For example, a seven-year municipal bond was yielding 75.7% of the comparable Treasury on July 31, 1998. By January 31, 1999, the same bond was yielding 81.3% of the comparable Treasury. The 30-year muni yielded 86.7% of the Treasury yield on July 31, 1998 and 94.1% on January 31, 1999. By historical standards, municipal bond yields are currently very attractive compared to Treasury bonds.



Current Strategy & Outlook


So far, California has not been hurt by the Asian recession, although certain industries, such as agriculture, have lost export revenues. Nevertheless, the State continues to enjoy high credit ratings--AA3 by Moody's Investor Service and A+ by Standard & Poor's Corporation. Credit quality for most municipalities has improved due to rising tax revenues and improved budgeting processes. It is too early to tell whether Brazil's shaky economy will have a domino effect on the rest of Latin America and nearby Mexico. We will continue to focus the portfolio on the highest quality issues.


------------
* The HighMark California Intermediate Tax-Free Bond Fund (Retail Class A Shares) produced a total return of 5.02% for the period. Including the maximum sales charge of 3.00%, the total return for the Fund's Retail Class A Shares was 1.87%.

               HighMark California Intermediate Tax-Free Bond Fund



[PHOTO Omitted]


Team Leader:

Robert Bigelow
HighMark Capital
Management, Inc.



Fund's Date of Inception:

October 15, 1993 (Fiduciary Shares)
October 15, 1993 (Retail Class A Shares)



Net Assets (000):

$ 154,582 (Fiduciary Shares)
$  15,012 (Retail Class A Shares)


Investment Objective:

The HighMark California Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal and State of California income taxes. The Fund invests primarily in bonds and notes issued by the State of California, its agencies, instrumentalities, and political subdivisions.

Comparison of Change in the Value of a $10,000 Investment in the HighMark California Intermediate Tax-Free Bond Fund (Fiduciary or Retail Class A Shares) versus the Lehman Brothers 7-Year Municipal Bond Index and the Lipper California Intermediate Municipal Debt Funds Average.

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

      Highmark CA Intermediate  Highmark CA Intermediate   Lehman Brothers    Lipper Brothers CA
        Tax-Free Bond Fund,       Tax-Free Bond Fund,     7 Year Municipal  Intermediate Municipal
         Fiduciary Shares        Retail Class A Shares         Index          Debt Funds Average
10/93          10,000                   9,700                 10,000                10,000
7/94            9,702                   9,401                  9,953                 9,914
7/95           10,407                  10,086                 10,760                10,538
7/96           11,102                  10,748                 11,307                11,144
7/97           12,079                  11,696                 12,284                12,063
7/98           12,652                  12,241                 12,930                12,588
1/99           13,286                  12,856                 13,575                13,144



                                                         Annualized     Annualized   Annualized
                               Six Month     One Year       3 Year        5 Year      Inception
                                 Return       Return        Return        Return       to Date
                               ---------     --------    ----------     ----------   ----------
Fiduciary Shares                 5.01%         6.44%         6.15%         5.35%         5.34%
Retail Class A Shares            5.02%         6.36%         6.09%         5.32%         5.29%
Retail Class A Shares
with load*                       1.87%         3.19%         5.04%         4.68%         4.68%



* Reflects 3.00% sales charge.


Past performance is not predictive of future results. Performance presented from October 15, 1993 (commencement of operations of Fiduciary and Retail Shares) to April 25, 1997 reflects the performance of the Stepstone California Intermediate Tax-Free Bond Fund.

[LOGO]

HighMark Bond & Intermediate-Term Bond Funds


Performance


For the six-months ended January 31, 1999, the HighMark Bond Fund produced a total return of 4.86% (Fiduciary Shares).* In comparison, the Lipper Corporate A-Rated Debt Funds Average produced a 4.30% return, while the unmanaged Lehman Brothers Aggregate Bond Index reflected a return of 5.10%.


The HighMark Intermediate-Term Bond Fund produced a total return of 4.36% (Fiduciary Shares).** In comparison, the Lipper Intermediate Investment-Grade Debt Average reflected a 4.09% return, while the unmanaged Lehman Brothers Intermediate Government/Corporate Bond Index rose 5.00%.



Factors Affecting Performance


Interest rates continued to decline during the period, but not all bond categories benefited equally. After Russia devalued its currency in August, a worldwide credit crunch ensued and global investors fled emerging markets for the safety and liquidity of U.S. Treasury securities. As a result, Treasury notes and bonds outperformed all other fixed-income categories.


Corporate bonds, particularly lower-rated issues, lagged. Yield spreads between corporate bonds and Treasury securities widened to levels not seen since the 1980s. Mortgage-backed securities also underperformed, as homeowners refinanced, requiring mortgage bondholders to reinvest at lower yields. Our performance was enhanced to the extent that our portfolios included U.S. government securities and very high quality corporate bonds.



Current Strategy & Outlook


Although yield spreads between corporates and governments have narrowed, they are still as wide as they were during the last recession in 1990-1991. That's very unusual, considering the U.S. economy grew by nearly 4% in 1998. However, due to the turbulent global economic environment, we continue to focus on high-quality corporate bonds, adding issues by IBM, U.S. Bancorp and Morgan Stanley Dean Witter. The HighMark. Bond and Intermediate-Term Bond Funds carry average credit ratings of Aa1 and Aa3, respectively.***


At January 31, 1999, our allocation to corporate bonds had dropped slightly from the prior period, while our allocation to mortgage-backed securities increased. In addition, the portfolios have a longer-than-average duration (sensitivity to interest rates), reflecting our belief that interest rates will trend downward.

-----------

   * The HighMark Bond Fund (Retail Class A Shares) produced a total return of 4.71% for the period. Including the maximum sales charge of 3.00%, the total return for the Fund's Retail Class A Shares was 1.58%.

  ** The HighMark Intermediate-Term Bond Fund (Retail Class A Shares) produced a total return of 4.36% for the period. Including the maximum sales charge of 3.00%, the total return for the Fund's Retail Class A Shares was 1.22%.

 *** Based on Moody's ratings as of 1/31/99.

                                                              HighMark Bond Fund

[PHOTO]



Team Leader:

Jack Montgomery
HighMark Capital
Management, Inc.



Fund's Date of Inception:

February 15, 1984 (Fiduciary Shares)
June 20, 1994 (Retail Class A Shares)





Net Assets (000):

$ 338,166 (Fiduciary Shares)
$   2,679 (Retail Class A Shares)



Investment Objective:

The HighMark Bond Fund seeks current income through investments in long-term, fixed income securities. The dollar-weighted average portfolio maturity of the Fund will be from five to twenty years.

Comparison of Change in the Value of a $10,000 Investment in the HighMark Bond Fund (Fiduciary, Synthetic Retail Class A Shares) versus the Lehman Brothers Aggregate Bond Index and the Lipper Corporate A-Rated Debt Funds Average.

                                   [GRAPHIC]

       In the printed version of the document, a line graph appears which depicts the following plot points:

          HighMark          HighMark          Lehman Brothers   Lipper Corporate
        Bond Fund       Bond Fund Synthetic   Aggregate Bond      A-Rated Debt
    Fiduciary Shares   Retail Class A Shares       Index         Funds Average
2/84      10,000             9,700                 10,000            10,000
7/84       9,890             9,600                 10,120            10,010
7/85      12,320            11,950                 12,540            12,350
7/86      15,600            15,140                 15,240            14,710
7/87      15,850            15,380                 15,920            15,460
7/88      16,780            16,280                 17,130            16,580
7/89      19,260            18,680                 19,730            18,930
7/90      20,320            19,710                 21,130            19,930
7/91      22,150            21,480                 23,390            21,870
7/92      25,350            24,590                 26,840            25,420
7/93      27,900            27,060                 29,580            28,240
7/94      27,020            26,030                 29,600            27,950
7/95      29,570            28,450                 32,600            30,620
7/96      30,990            29,850                 34,400            32,080
7/97      34,270            33,040                 38,110            35,570
7/98      36,810            35,510                 41,100            38,070
1/99      38,600            37,180                 43,200            39,710



                                                         Annualized     Annualized    Annualized       Annualized
                               Six Month     One Year       3 Year        5 Year       10 Year          Inception
                                 Return       Return        Return        Return        Return           to Date
                               ---------     --------    ----------     ----------   -----------       ----------
Fiduciary Shares                 4.86%         7.60%         6.66%         6.54%          8.17%          9.36%

Retail Class A Shares            4.71%         7.57%         6.68%         6.39%+         8.09%+         8.09%

Retail Class A Shares
with load*                       1.58%         4.36%         5.61%         5.73%+         7.76%+         7.38%



* Reflects 3.00% sales charge.

+ Synthetic, not actual.



Past performance is not predictive of future results.

[LOGO]

                                            HighMark Intermediate-Term Bond Fund



[PHOTO]


Team Leader:

Jack Montgomery
HighMark Capital
Management, Inc.



Fund's Date of Inception:

February 1, 1991 (Fiduciary Shares)
February 3, 1992 (Retail Class A Shares)





Net Assets (000):

$  265,889 (Fiduciary Shares)

$    5,288 (Retail Class A Shares)





Investment Objective:

The HighMark Intermediate-Term Bond Fund seeks total return through investments in fixed-income securities. The dollar-weighted average portfolio maturity of the Fund will be three to ten years.

Comparison of Change in the Value of a $10,000 Investment in the HighMark Intermediate-Term Bond Fund (Fiduciary or Synthetic Retail Class A Shares) versus the Lehman Brothers Intermediate Government/Corporate Index and the Lipper Intermediate Investment-Grade Debt Average.



                                   [GRAPHIC]

       In the printed version of the document, a line graph appears which depicts the following plot points:

         HighMark Intermediate   HighMark Intermediate     Lehman Brothes      Lipper Intermediate
            Term Bond Fund            Term Bond Fund      Intermediate Govt/     Invesment Grade
           Fiduciary Shares     Synthetic Retail Class A      Corp Index         Debt Average
2/01            10,000                  9,700                  10,000               10,000
7/91            10,427                 10,114                  10,362               10,388
7/92            12,026                 11,670                  11,826               11,947
7/93            13,127                 12,737                  12,843               13,131
7/94            13,066                 12,666                  12,964               13,050
7/95            14,164                 13,731                  14,106               14,246
7/96            14,749                 14,344                  14,853               14,943
7/97            16,140                 15,650                  16,201               16,474
7/98            17,169                 16,649                  17,292               17,596
1/99            17,917                 17,375                  18,157               18,316


                                                         Annualized     Annualized   Annualized
                               Six Month     One Year       3 Year        5 Year      Inception
                                 Return       Return        Return        Return       to Date
                               ---------     --------    ----------     ----------   ----------
Fiduciary Shares                 4.36%         6.86%         5.58%         5.64%         7.71%
Retail Class A Shares            4.36%         6.87%         5.59%         5.63%         6.82%
Retail Class A Shares
with load*                       1.22%         3.66%         4.52%         4.99%         6.37%



* Reflects 3.00% sales charge.



Past performance is not predictive of future results. Performance presented from February 28, 1991 (commencement of operations of Fiduciary Shares) and February 29, 1992 (commencement of operation of the Retail Shares) to April 25, 1997 reflects the performance of the Stepstone Intermediate-Term Bond Fund.

HighMark Taxable Money Market Funds*



Objectives and Performance

The HighMark Taxable Money Market Funds seek current income with liquidity and stability of principal. The 100% U.S. Treasury Money Market Fund invests exclusively in direct U.S. Treasury obligations with maturities of less than 13 months. The U.S. Government Money Market Fund invests in U.S. Treasury and government agency securities, and in repurchase agreements collateralized by like instruments. The Diversified Money Market Fund invests in U.S. Treasury and government agency securities, as well as high-quality short-term obligations issued by banks and corporations.


The HighMark Taxable Money Market Funds (Fiduciary Shares)** produced the following one-month effective yields as of January 31, 1999: 100% U.S. Treasury Money Market Fund: 4.36%; U.S. Government Money Market Fund: 4.54%; Diversified Money Market Fund: 4.68%.




Factors Affecting Performance

In late September, the Federal Reserve became concerned that the Russian debt default would cause a spread of the crisis to Latin America and perhaps, eventually, to the United States. This prompted the first of three short-term interest-rate cuts over a six-week period, resulting in a 0.75% overall decline in the overnight federal funds rate to 4.75%. The portfolios employed a "barbell" strategy, balancing liquid overnight investments with longer-term high-quality instruments, maintaining the average maturities of the portfolios modestly longer than their respective peer groups. The portfolios proved to be well-positioned for the Fed actions, having locked in the higher yields available prior to these moves. The 100% U.S. Treasury Money Market Fund ended the period with a weighted average maturity of 73 days. The U.S. Government Money Market Fund closed the period with an average life of 46 days, while the Diversified Money Market Fund ended the period with a 59-day average life.



HighMark California Tax-Free Money Market Fund***



Objective and Performance

The HighMark California Tax-Free Money Market Fund seeks as high a level of current interest income free from federal income tax and California personal income taxes as is consistent with the preservation of capital and the relative stability of principal. The Fund's one-month effective yield as of January 31, 1999 (Fiduciary Shares) was 2.57%.**** Using a combined federal and California state income tax rate of 41.95%, the one-month effective yield is equivalent to a 4.43% taxable yield.


Factors Affecting Performance


During the period, the Fund increased its holdings in longer-term securities such as fixed notes and tax-exempt commercial paper. By extending its weighted average maturity, the Fund was able to lock in higher yields as interest rates declined.


---------

  * An investment in the HighMark Taxable Money Market Funds is neither insured nor guaranteed by the U.S. government. Although these funds seek to maintain a stable net asset value of $1.00 per share, there can be no assurance that they will be able to do so.

 ** For Retail Class A Shares of the HighMark 100% U.S. Treasury, U.S. Government and Diversified Money Market Funds, the one-month effective yield as of January 31, 1999 was 4.10%, 4.29% and 4.42%, respectively. The one-month effective yield for U.S. Government Money Market Fund's Retail Class B Shares was 3.51% for the same period.

*** An investment in the HighMark California Tax-Free Money Market Fund is neither insured nor guaranteed by the U.S. government. Although this fund seeks to maintain a stable net asset value of $1.00, there can be no assurance that it will be able to do so. Some or all of the income may be subject to certain state and local taxes, and in some cases, to the federal alternative minimum tax.

**** The one-month effective yield as of January 31, 1999 for the Retail Class A
     Shares of the California Tax-Free Money Market Fund was 2.13%.

[LOGO]

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)

Growth Fund

-------------------------------------------------------------------------------
Description                                             Shares       Value (000)
-------------------------------------------------------------------------------

Common Stocks -- 98.8%

Air Transportation -- 0.4%
  Southwest Airlines                                    117,915         $ 3,169
                                                                        -------
Aircraft -- 0.1%
  Allied Signal                                          15,910             620
                                                                        -------
Apparel/Textiles -- 1.3%
  Cintas (A)                                            127,600           9,706
                                                                        -------
Banks -- 4.1%
  BankAmerica                                           103,876           6,947
  Comerica                                               30,000           1,873
  First Union                                            65,332           3,438
  Firstar*                                               55,380           4,884
  Northern Trust                                         33,610           2,909
  State Street Bank                                      46,510           3,325
  U.S. Bancorp                                          158,481           5,339
  Washington Mutual (A)                                  29,800           1,252
  Wells Fargo                                            22,600             790
                                                                        -------
                                                                         30,757
                                                                        -------
Beauty Products -- 0.8%
  Avon Products                                          53,610           1,980
  Colgate-Palmolive                                      29,170           2,346
  Proctor & Gamble                                       16,050           1,459
                                                                        -------
                                                                          5,785
                                                                        -------
Broadcasting, Newspapers & Advertising -- 4.1%
  Comcast, Cl A                                         213,870          14,540
  Gannett                                                73,070           4,809
  Infinity Broadcasting Corp-A*                          54,360           1,505
  Interpublic Group (A)                                  54,590           4,319
  Mediaone Group*                                        32,660           1,831
  Univision Communications*                              91,200           4,093
                                                                        -------
                                                                         31,097
                                                                        -------
Communications Equipment -- 0.8%
  Nokia ADR                                              41,470           5,972
                                                                        -------


-------------------------------------------------------------------------------
Description                                             Shares       Value (000)
-------------------------------------------------------------------------------

Common Stocks (continued)

Computers & Services -- 4.4%
  Cisco Systems*                                        159,705         $17,817
  Computer Sciences*                                     87,650           6,009
  EMC*                                                   90,150           9,815
                                                                        -------
                                                                         33,641
                                                                        -------
Computers & Software Services -- 12.0%
  America Online* (A)                                    86,680          15,229
  Compaq Computer                                       163,270           7,776
  Dell Computer*                                         99,142           9,914
  Fiserv*                                                93,712           4,586
  Hewlett Packard                                        22,005           1,725
  IBM                                                    20,720           3,797
  Intel                                                 174,598          24,607
  Microsoft*                                            133,660          23,390
                                                                        -------
                                                                         91,024
                                                                        -------
Diversified Operations -- 6.6%
  Berkshire Hathaway, Cl B* (A)                          12,102          26,019
  General Electric                                      231,720          24,302
                                                                        -------
                                                                         50,321
                                                                        -------
Drugs -- 10.5%
  Alza* (A)                                             190,185           9,616
  American Home Products                                 98,410           5,775
  Amgen*                                                 15,926           2,036
  Bristol-Myers Squibb                                   55,160           7,071
  Eli Lilly                                              76,874           7,202
  Johnson & Johnson                                      76,760           6,525
  Merck                                                  44,055           6,465
  Monsanto                                               59,670           2,838
  Pfizer                                                111,230          14,307
  Schering Plough                                       215,810          11,762
  Warner Lambert                                         77,240           5,576
                                                                        -------
                                                                         79,173
                                                                        -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)

Growth Fund (continued)

-------------------------------------------------------------------------------
Description                                             Shares       Value (000)
-------------------------------------------------------------------------------

Common Stocks (continued)

Entertainment -- 1.9%
  Mirage Resorts* (A)                                   350,430          $ 5,016
  Walt Disney                                           287,194            9,477
                                                                         -------
                                                                          14,493
                                                                         -------
Financial Services -- 11.1%
  American Express                                       92,765            9,543
  Associates First Capital                              152,620            6,191
  Citigroup                                             189,675           10,634
  Fannie Mae                                            194,495           14,174
  Franklin Resources                                    193,540            6,484
  Merrill Lynch                                         189,960           14,437
  S&P 500 Depository Receipt,
    SPYDRS (A)                                          174,655           22,296
                                                                         -------
                                                                          83,759
                                                                         -------
Food, Beverage & Tobacco -- 4.2%
  Coca-Cola Company                                     146,256            9,571
  Hershey Foods (A)                                      60,610            3,409
  PepsiCo                                               100,900            3,941
  Philip Morris Companies                               115,220            5,415
  Ralston-Ralston Purina Group                           50,080            1,371
  Sara Lee                                               43,880            1,119
  Tootsie Roll Industries                                12,170              548
  Wrigley, Wm. Jr. (A)                                   65,690            6,150
                                                                         -------
                                                                          31,524
                                                                         -------
Household Products -- 1.5%
  Clorox  (A)                                             7,500              938
  Gillette                                              172,724           10,148
                                                                         -------
                                                                          11,086
                                                                         -------
Insurance -- 2.2%
  Allstate                                               29,616            1,112
  American International Group                           85,554            8,807
  Hartford Financial Services Group                      59,910            3,112
  Marsh & McLennan                                        9,005              566
  Mutual Risk Management (A)                             80,242            2,949
                                                                         -------
                                                                          16,546
                                                                         -------
-------------------------------------------------------------------------------
Description                                             Shares       Value (000)
-------------------------------------------------------------------------------

Common Stocks (continued)

Leisure -- 2.9%
  Carnival, Cl A                                        147,530          $ 7,238
  Harley-Davidson                                       144,020            7,489
  Mattel (A)                                            310,032            7,034
  Nike, Cl B                                             10,952              501
                                                                         -------
                                                                          22,262
                                                                         -------
Machinery -- 1.8%
  Applied Materials*                                     39,860            2,519
  Danaher (A)                                            91,780            4,910
  Illinois Tool Works                                   105,880            6,386
                                                                         -------
                                                                          13,815
                                                                         -------
Measuring Devices -- 0.5%
  Perkin Elmer                                           39,850            3,788
                                                                         -------
Medical Products & Services -- 5.6%
  Covance*                                               42,000            1,323
  IMS HEALTH Inc.                                       706,660           25,881
  Medtronic (A)                                         108,890            8,677
  Safeskin* (A)                                         249,040            5,821
  Stryker (A)                                            13,990              649
                                                                         -------
                                                                          42,351
                                                                         -------
Miscellaneous Business Services -- 1.7%
  Automatic Data Processing                              68,630            2,921
  Robert Half International*                            261,134            9,874
                                                                         -------
                                                                          12,795
                                                                         -------
Printing & Publishing -- 2.2%
  McGraw-Hill                                            30,450            3,292
  New York Times, Cl A                                   16,020              550
  Time Warner                                            88,400            5,525
  Washington Post, Cl B                                  13,327            7,583
                                                                         -------
                                                                          16,950
                                                                         -------

The accompanying notes are an integral part of the financial statements.

[LOGO]

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)

Growth Fund (continued)

-------------------------------------------------------------------------------
Description                                             Shares       Value (000)
-------------------------------------------------------------------------------

Common Stocks (continued)

Professional Services -- 1.7%
  Devry*                                                385,730          $11,355
  Paychex                                                35,480            1,727
                                                                         -------
                                                                          13,082
                                                                         -------
Retail -- 11.0%
  Bed Bath & Beyond* (A)                                 73,230            2,343
  Costco*                                               214,855           17,806
  CVS                                                    95,400            5,223
  Dayton-Hudson (A)                                      92,810            5,917
  Home Depot                                            236,644           14,287
  Kohl's* (A)                                           202,710           13,734
  Lowe's (A)                                             99,760            5,817
  McDonald's                                            117,878            9,290
  Safeway*                                              139,040            7,804
  Staples*                                               45,000            1,288
                                                                         -------
                                                                          83,509
                                                                         -------
Semi-Conductors/Instruments -- 2.0%
  Texas Instruments                                      98,200            9,710
  Xilinx* (A)                                            68,480            5,684
                                                                         -------
                                                                          15,394
                                                                         -------
Specialty Machinery -- 1.1%
  Solectron* (A)                                         93,430            8,321
                                                                         -------
Telephones & Telecommunication -- 2.3%
  AirTouch Communications*                               60,070            5,801
  Lucent Technologies                                   101,446           11,419
                                                                         -------
                                                                          17,220
                                                                         -------
  Total Common Stocks
    (Cost $511,930)                                                      748,160
                                                                         -------


-------------------------------------------------------------------------------
Description                                                Par (000) Value (000)
-------------------------------------------------------------------------------

Corporate Bonds -- 5.6%

     Banc One Columbus, OH, N.A. (B) (C)
       5.030%, 04/26/99                                       $10,000  $ 10,000
     Household CCMT ABT Ser A4 (B) (C)
       5.060%, 01/18/00                                        12,500    12,500
     Merrill Lynch & Co. FE MTN (B) (C)
       4.950%, 09/23/99                                        10,000    10,000
     Salomon Smith Barney Holding Co. (B) (C)
       5.000%, 10/28/99                                        10,000    10,000
                                                                       --------
     Total Corporate Bonds
       (Cost $42,500)                                                    42,500
                                                                       --------

Cash Equivalents -- 5.3%

     Janus Money Fund (B) (C)                                  25,000    25,000
     Merrimac Cash Fund (B) (C)                                15,000    15,000
                                                                       --------
     Total Cash Equivalents
       (Cost $40,000)                                                    40,000
                                                                       --------

Repurchase Agreements -- 7.6%

     J.P. Morgan Securities, Inc.
       4.670%, dated 01/29/99, matures
       02/01/99, repurchase price
       $14,972,686 (collateralized by
       U.S. Treasury Note, par value
       $14,953,000, 5.625%, 10/31/99:
       total market value $15,266,786)                         14,967    14,967

     HSBC Securities, Inc. (B) (C)
       4.880%, dated 01/29/99, matures
       02/01/99, repurchase price
       $1,872,622 (collateralized by
       various corporate obligations,
       0.000%-14.250%, 02/15/99-
       05/15/09: total market
       value $1,909,305)                                        1,872     1,872

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)

Growth Fund (continued)

-------------------------------------------------------------------------------
Description                                              Par (000) Value (000)
-------------------------------------------------------------------------------

Repurchase Agreements (continued)

     Lehman Brothers, Inc. (B) (C)
       4.920%, dated 01/29/99, matures
       02/01/99, repurchase price
       $40,783,768 (collateralized by
       various corporate obligations,
       0.000%-0.010%, 11/25/23-
       02/25/28: total market
       value $41,582,395)                                     $40,767  $ 40,767
                                                                       --------
     Total Repurchase Agreements
       (Cost $57,606)                                                    57,606
                                                                       --------
   Total Investments -- 117.3%
     (Cost $652,036)                                                    888,266
                                                                       --------
   Payable Upon Return of
     Securities Loaned -- (16.5%)                                      (125,139)
                                                                       --------
   Other Assets and Liabilities, Net -- (0.8%)                           (6,222)
                                                                       --------

Net Assets:

  Fund Shares of Fiduciary Class (unlimited
    authorization -- no par value)
    based on 40,458,914 outstanding shares
    of beneficial interest                                              482,609
  Fund Shares of Retail Class A (unlimited
    authorization -- no par value)
    based on 975,533 outstanding shares
    of beneficial interest                                               14,348
  Fund Shares of Retail Class B (unlimited
    authorization -- no par value)
    based on 293,114 outstanding shares
    of beneficial interest                                                4,752
  Accumulated net investment loss                                          (311)
  Accumulated net realized gain on investments                           19,277
  Net unrealized appreciation on investments                            236,230
                                                                      ---------
Total Net Assets -- 100.0%                                            $ 756,905
                                                                      ---------

-------------------------------------------------------------------------------
Description                                                              Value
-------------------------------------------------------------------------------

Net Assets (continued)

   Net Asset Value, Offering and Redemption
     Price Per Share -- Fiduciary Class                                  $18.14
                                                                         ======
   Net Asset Value and Redemption Price
     Per Share -- Retail Class A                                         $18.12
                                                                         ======
   Maximum Offering Price Per Share --
     Retail Class A ($18.12 / 95.5%)                                     $18.97
                                                                         ======
   Net Asset Value and Redemption Price
     Per Share -- Retail Class B                                         $17.98
                                                                         ======


---------

* Non-income producing security.

(A) This security or a partial position of this security is on loan at January 31, 1999. (See footnote 2). The total value of securities on loan at January 31, 1999 was $121,541,374.

(B) This security purchased with cash collateral held from securities lending.

(C) Floating Rate Security

ADR -- American Depository Receipt

Cl -- Class

SPYDRS -- Standard & Poor Depository Receipts



The accompanying notes are an integral part of the financial statements.

[LOGO]

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Value Momentum Fund
--------------------------------------------------------------------------------
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 96.5%

   Aircraft -- 0.7%
     Sundstrand                                           145,000        $ 6,452
                                                                         -------
   Apparel/Textiles -- 0.1%
     V.F. Corporation                                      20,000            852
                                                                         -------
   Automotive -- 1.9%
     Arvin Industries                                     146,800          5,808
     Ford Motor                                           101,000          6,205
     TRW                                                  115,300          5,542
                                                                         -------
                                                                          17,555
                                                                         -------
   Banks -- 4.1%
     Bank One                                             101,447          5,313
     Bank United, Cl A (A)                                160,000          6,400
     BankAmerica                                          148,847          9,954
     Chase Manhattan Bank                                  78,800          6,063
     First Union                                          110,000          5,789
     J.P. Morgan                                           35,400          3,735
                                                                         -------
                                                                          37,254
                                                                         -------
   Building -- 2.0%
     Fleetwood Enterprises (A)                            147,800          5,469
     Lafarge (A)                                          175,000          6,836
     Masco                                                 52,000          1,680
     Southdown                                             65,775          3,655
                                                                         -------
                                                                          17,640
                                                                         -------
   Chemicals -- 2.2%
     Avery Dennison                                       211,000         10,431
     Cabot (A)                                            146,000          3,668
     Du Pont (E.I.) de Nemours                            114,600          5,866
                                                                         -------
                                                                          19,965
                                                                         -------
--------------------------------------------------------------------------------
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

   Communications Equipment -- 2.4%
     CTS (A)                                              225,000        $10,702
     Harris (Del) (A)                                     120,000          4,500
     Lucent Technologies                                   59,058          6,648
                                                                         -------
                                                                          21,850
                                                                         -------
   Computers & Services -- 5.4%
     Cisco Systems*                                       135,000         15,061
     Equifax (A)                                          165,000          6,528
     Hewlett Packard                                      154,000         12,070
     IBM                                                   84,000         15,393
                                                                         -------
                                                                          49,052
                                                                         -------
   Diversified Operations -- 2.6%
     General Electric                                     182,800         19,171
     Textron                                               60,000          4,466
                                                                         -------
                                                                          23,637
                                                                         -------
   Drugs -- 8.1%
     American Home Products                               167,000          9,801
     Amgen*                                               107,700         13,765
     Bristol Myers Squibb                                  90,000         11,537
     Merck                                                 95,000         13,941
     Monsanto                                             118,000          5,612
     Novo-Nordisk ADR                                      25,000          1,544
     SmithKline Beecham ADR                               115,300          7,819
     Watson Pharmaceuticals*                              171,500          9,368
                                                                         -------
                                                                          73,387
                                                                         -------
   Electrical Utilities -- 1.0%
     General Public Utilities                              36,000          1,534
     Sempra Energy (A)                                    312,544          7,189
                                                                         -------
                                                                           8,723
                                                                         -------
   Entertainment -- 0.1%
     Park Place Entertainment*                             95,000            647
                                                                         -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Value Momentum Fund (continued)
--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

   Financial Services -- 5.5%
     Associates First Capital                               52,940       $ 2,147
     Bear Stearns                                          116,504         5,490
     Fannie Mae                                            200,300        14,597
     Morgan Stanley, Dean Witter, Discover                 140,000        12,154
     Providian Financial                                   127,500        12,854
     Waddell & Reed Financial, Cl A                         35,000           739
     Waddell & Reed Financial, Cl B*                        69,714         1,460
                                                                         -------
                                                                          49,441
                                                                         -------
   Food, Beverage, & Tobacco -- 4.6%
     Dole Food (A)                                         145,000         4,395
     IBP                                                   120,000         2,895
     Philip Morris Companies                               225,000        10,575
     Ralston-Ralston Purina Group                          110,700         3,030
     Sara Lee                                              334,000         8,517
     Universal                                             155,000         4,698
     Universal Foods (A)                                   315,000         7,088
                                                                         -------
                                                                          41,198
                                                                         -------
   Gas/Natural Gas -- 4.1%
     Coastal                                               280,000         8,347
     Eastern Enterprises                                   168,100         6,766
     MCN (A)                                               150,000         2,662
     Oneok*                                                150,000         4,387
     Questar                                               473,000         7,893
     Sonat                                                  50,000         1,287
     Williams Companies (A)                                180,000         5,940
                                                                         -------
                                                                          37,282
                                                                         -------
   Glass Products -- 0.3%
     PPG Industries                                         55,000         2,956
                                                                         -------
   Hotels & Lodging -- 0.2%
     Hilton Hotels                                          95,000         1,372
                                                                         -------
--------------------------------------------------------------------------------
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

   Household Furniture & Fixtures -- 0.9%
     Leggett & Platt (A)                                   376,000       $ 7,661
                                                                         -------
   Insurance -- 5.0%
     Aegon N.V. ADR*                                        44,179         4,890
     Allstate                                              146,952         5,520
     Chubb                                                  68,000         3,995
     Citigroup                                             204,501        11,465
     Marsh & McLennan                                      144,750         9,101
     Provident                                              80,000         3,430
     Torchmark                                             213,000         6,989
                                                                         -------
                                                                          45,390
                                                                         -------
   Leasing & Renting -- 2.9%
     Comdisco                                              549,503         7,350
     GATX                                                  176,000         6,545
     Rollins Truck Leasing                                 802,500         9,530
     Xtra (A)                                               70,000         2,918
                                                                         -------
                                                                          26,343
                                                                         -------
   Leisure Products -- 1.4%
     Hasbro (A)                                            245,000         9,111
     Mattel (A)                                            138,350         3,139
                                                                         -------
                                                                          12,250
                                                                         -------
   Machinery -- 1.9%
     Deere                                                  91,000         2,963
     Kennametal (A)                                        181,500         4,220
     Parker-Hannifin (A)                                   178,000         5,473
     Rockwell International*                                45,000         1,955
     Toro (A)                                               62,500         2,172
                                                                         -------
                                                                          16,783
                                                                         -------
   Measuring Devices -- 1.1%
     Perkin Elmer (A)                                       43,000         4,088
     Tektronix                                             232,500         5,885
                                                                         -------
                                                                           9,973
                                                                         -------

The accompanying notes are an integral part of the financial statements.

[LOGO]

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Value Momentum Fund (continued)
--------------------------------------------------------------------------------
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

     Baxter International                                   156,000      $11,066
     Becton, Dickinson (A)                                  180,000        6,435
     Fresenius National Medical
      Care ADR* (A)                                          88,613        1,800
     HCR Manor Care* (A)                                    135,000        3,611
     Mallinckrodt                                           130,000        4,542
     NovaCare*                                              400,000        1,150
     Tenet Healthcare* (A)                                  210,000        4,357
                                                                         -------
                                                                          32,961
                                                                         -------
   Miscellaneous Business Services -- 1.9%
     Cendant* (A)                                           372,479        8,101
     Manpower                                               128,100        3,154
     Wallace Computer Services (A)                          240,000        5,760
                                                                         -------
                                                                          17,015
                                                                         -------
   Office Furniture & Fixtures -- 0.5%
     Hon Industries (A)                                     240,000        4,890
                                                                         -------
   Paper & Paper Products -- 2.3%
     Kimberly-Clark                                         199,920        9,959
     Weyerhaeuser                                           106,800        5,781
     Willamette Industries (A)                              152,500        5,337
                                                                         -------
                                                                          21,077
                                                                         -------
   Petroleum & Fuel Products -- 2.5%
     Atlantic Richfield                                      45,000        2,582
     Chevron (A)                                             78,500        5,868
     Exxon                                                   19,000        1,338
     Halliburton                                            246,700        7,324
     Occidental Petroleum                                   246,700        3,716
     Union Pacific Resources                                165,408        1,334
                                                                         -------
                                                                          22,162
                                                                         -------
--------------------------------------------------------------------------------
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

   Petroleum Refining -- 2.1%
     Ashland (A)                                             30,000      $ 1,425
     Mobil                                                  142,000       12,452
     Royal Dutch Petroleum                                  106,000        4,247
     Valero Energy                                           50,000          941
                                                                         -------
                                                                          19,065
                                                                         -------
   Photographic Equipment & Supplies -- 1.5%
     Xerox                                                  108,700       13,479
                                                                         -------
   Printing & Publishing -- 2.2%
     Banta                                                  200,000        4,775
     Houghton Mifflin                                       150,000        6,291
     McGraw-Hill                                             85,000        9,191
                                                                         -------
                                                                          20,257
                                                                         -------
   Professional Services -- 0.5%
     ServiceMaster                                          210,000        4,003
                                                                         -------
   Railroads -- 1.2%
     Burlington Northern Santa Fe                           213,300        7,386
     Florida East Coast Railway                             150,000        4,369
                                                                         -------
                                                                          11,755
                                                                         -------
   Real Estate -- 3.9%
     BRE Properties, Cl A (A)                               268,262        6,438
     CBL Associates Properties                              260,000        6,402
     First Industrial Realty Trust                          200,000        5,137
     JP Realty                                              208,000        3,640
     Kimco Realty                                            90,000        3,510
     Kimco Realty Depository Share*                          32,400          828
     Meditrust                                               30,700          482
     Post Properties                                        195,000        7,264
     Reckson Associates                                      60,000        1,320
                                                                         -------
                                                                          35,021
                                                                         -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Value Momentum Fund (continued)
--------------------------------------------------------------------------------
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

Retail -- 3.9%
   Dayton-Hudson (A)                                      258,000      $ 16,448
   Federated Department Stores* (A)                       216,700         9,061
   Kroger* (A)                                             60,000         3,810
   Sears Roebuck                                          153,700         6,167
                                                                       --------
                                                                         35,486
                                                                       --------
 Rubber & Plastic -- 1.3%
   Sealed Air Convertible, Ser A                          109,400         5,812
   Sonoco Products                                        220,000         6,133
                                                                       --------
                                                                         11,945
                                                                       --------
 Semi-Conductors/Instruments -- 3.3%
   Applied Materials*                                     125,000         7,898
   Avnet                                                   60,000         2,696
   Conexant Systems*                                       22,500           409
   Intel                                                  134,000        18,886
                                                                       --------
                                                                         29,889
                                                                       --------
 Steel & Steel Works -- 1.1%
   Alcoa (A)                                               44,500         3,721
   Engelhard                                              226,000         4,421
   Harsco (A)                                              80,000         2,135
                                                                       --------
                                                                         10,277
                                                                       --------
 Telephones & Telecommunication -- 6.1%
   AT&T (A)                                               102,000         9,257
   Bell Atlantic                                          193,000        11,580
   Century Telephone Enterprises                          202,500        13,770
   GTE                                                    118,000         7,965
   SBC Communications                                     228,034        12,314
                                                                       --------
                                                                         54,886
                                                                       --------
   Total Common Stocks
    (Cost $513,751)                                                    $871,831
                                                                       --------
--------------------------------------------------------------------------------
Description                                               Par (000)  Value (000)
--------------------------------------------------------------------------------
Certificate of Deposit -- 1.7%

Bank Brussels Lembert FYCD (B)
 5.195%, 02/16/99                                         $15,000       $15,003
                                                                        -------
Total Certificate of Deposit
 (Cost $15,003)                                                          15,003
                                                                        -------

Corporate Bonds -- 6.6%

Bankers Trust Corp FMTN (B) (C)
 4.950%, 08/06/99                                          15,000        14,999
Household CCMT ABT Ser A4 (B) (C)
 5.060%, 01/18/00                                          10,000        10,000
Merrill Lynch & Co. FE MTN (B) (C)
 4.950%, 09/23/99                                          10,000        10,000
 4.980%, 10/04/99                                          10,000        10,000
Salomon Smith Barney Holding Co. (B) (C)
 5.000%, 10/28/99                                          15,000        15,000
                                                                         ------
Total Corporate Bonds
 (Cost $59,999)                                                          59,999
                                                                         ------

Repurchase Agreements -- 6.8%

  J.P. Morgan Securities, Inc.
   4.670%, dated 01/29/99, matures
   02/01/99, repurchase price
   $31,681,519 (collateralized
   by U.S. Treasury Note, par value
   $28,332,000, 7.000%, 07/15/06;
   total market value $32,303,245)                         31,669        31,669
  Lehman Brothers, Inc. (B) (C)
    4.920%, dated 01/29/99, matures
    02/01/99, repurchase price
    $29,551,914 (collateralized by
    various corporate obligations,
    0.000%-0.010%, 11/25/23-02/25/28:
    total market value $30,130,598)                        29,540        29,540
                                                                    -----------
  Total Repurchase Agreements
   (Cost $61,209)                                                        61,209
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Value Momentum Fund (concluded)
--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
Total Investments -- 111.6%
   (Cost $649,962)                                                  $ 1,008,042
                                                                    -----------
Payable Upon Return of
 Securities Loaned-- (11.6%)                                           (104,542)
                                                                    -----------
Other Assets and Liabilities, Net -- (0.0%)                                (613)
                                                                    -----------

Net Assets:

  Fund Shares of Fiduciary Class (unlimited
     authorization -- no par value) based on
     31,195,051 outstanding shares of
     beneficial interest                                                510,780
  Fund Shares of Retail Class A (unlimited
     authorization -- no par value) based on
     1,278,658 outstanding shares of
     beneficial interest                                                 24,483
  Fund Shares of Retail Class B (unlimited
     authorization -- no par value) based on
     215,706 outstanding shares of
     beneficial interest                                                  6,082
  Undistributed net investment income                                       345
  Accumulated net realized gain on investments                            3,117
  Net unrealized appreciation on investments                            358,080
                                                                       --------
Total Net Assets-- 100.0%                                              $902,887
                                                                       --------
                                                                       --------

--------------------------------------------------------------------------------
Description                                                                Value
--------------------------------------------------------------------------------

Net Assets (continued)

Net Asset Value, Offering and Redemption
  Price Per Share -- Fiduciary Class                                      $27.62
                                                                          ------
                                                                          ------
Net Asset Value and Redemption Price
 Per Share -- Retail Class A                                              $27.61
                                                                          ------
                                                                          ------
Maximum Offering Price Per Share --
  Retail Class A ($27.61 / 95.5%)                                         $28.91
                                                                          ------
                                                                          ------
Net Asset Value and Redemption Price
  Per Share -- Retail Class B                                             $27.55
                                                                          ------
                                                                          ------
--------------------------------------------------------------------------------
*    Non-income producing security
(A) This security or a partial position of this security is on loan at January 31, 1999. (See footnote 2). The total value of securities on loan at January 31, 1999 was $101,080,082.
(B)  This security purchased with cash collateral held from securities lending.
(C)  Floating Rate Security
ADR -- American Depository Receipt
Cl -- Class
Ser -- Series

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Income Equity Fund
--------------------------------------------------------------------------------
Description                                             Shares       Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 98.7%

   Automotive -- 2.0%
     Ford Motor                                          214,300         $13,166
                                                                         -------
   Banks -- 12.8%
     Bank One (A)                                        226,898          11,884
     BankAmerica                                         208,350          13,933
     Chase Manhattan Bank                                167,900          12,918
     First Union                                         267,350          14,069
     Fleet Financial Group                               487,475          21,601
     National City                                       163,275          11,603
     Washington Mutual (A)                                17,475             734
                                                                         -------
                                                                          86,742
                                                                         -------
   Chemicals -- 1.2%
     Du Pont (E. I.) de Nemours                           97,600           4,996
     Engelhard                                            34,675             678
     Hercules                                             76,625           2,064
                                                                         -------
                                                                           7,738
                                                                         -------
   Computers & Services -- 7.8%
     Hewlett Packard                                     259,350          20,327
     IBM                                                 178,200          32,655
                                                                         -------
                                                                          52,982
                                                                         -------
   Electrical Equipment -- 4.9%
     Emerson Electric                                    135,575           7,889
     General Electric                                    199,925          20,967
     Thomas & Betts                                       95,625           4,225
                                                                         -------
                                                                          33,081
                                                                         -------
   Electrical Utilities -- 2.4%
     Baltimore Gas & Electric                             71,725           1,955
     Central & South West                                 50,375           1,332
     Duke Energy                                          85,325           5,274
     FPL Group                                            88,950           4,881
     Southern                                             93,700           2,524
                                                                         -------
                                                                          15,966
                                                                         -------
--------------------------------------------------------------------------------
Description                                             Shares       Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

   Financial Services -- 5.0%
     Citigroup                                           134,525         $ 7,542
     Fannie Mae                                          183,700          13,387
     Merrill Lynch                                       171,275          13,017
                                                                         -------
                                                                          33,946
                                                                         -------
   Food, Beverage & Tobacco -- 6.6%
     General Mills                                       208,650          17,514
     H.J. Heinz (A)                                      137,650           7,751
     Philip Morris                                       221,825          10,426
     Sara Lee                                            334,325           8,525
                                                                         -------
                                                                          44,216
                                                                         -------
   Gas/Natural Gas -- 3.3%
     Eastern Enterprises                                  33,500           1,348
     Enron Corporation                                   165,550          10,926
     Sempra Energy                                       112,725           2,593
     Williams Companies (A)                              230,050           7,592
                                                                         -------
                                                                          22,459
                                                                         -------
   Healthcare -- 11.3%
     Abbott Labs                                          86,450           4,015
     Baxter International                                256,875          18,222
     Bristol-Myers Squibb                                168,250          21,568
     Merck                                                97,075          14,246
     Pharmacia & Upjohn                                  202,500          11,644
     SmithKline Beecham ADR (A)                           93,900           6,368
                                                                         -------
                                                                          76,063
                                                                         -------
   Household Products -- 0.3%
     Kimberly-Clark                                       45,100           2,247
                                                                         -------
   Insurance -- 7.6%
     American General                                    142,225          10,142
     Jefferson Pilot (A)                                 151,137          11,449
     Lincoln National                                     58,975           4,913
     Marsh & McLennan                                    396,762          24,946
                                                                         -------
                                                                          51,450
                                                                         -------

The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Income Equity Fund (continued)
--------------------------------------------------------------------------------
Description                                             Shares       Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

   Manufacturing -- 0.8%
     National Service Industries                       81,675            $ 2,797
     Tenneco                                           78,175              2,414
                                                                         -------
                                                                           5,211
                                                                         -------
   Miscellaneous Business Services -- 0.2%
     Shared Medical Systems                            26,325              1,237
                                                                         -------
   Office Equipment -- 1.3%
     Pitney Bowes                                     123,325              8,486
                                                                         -------
   Personal Care -- 0.7%
     Avon Products                                    125,375              4,631
                                                                         -------
   Petroleum & Fuel Products -- 8.4%
     BP Amoco PLC-Spons ADR                           102,262              8,296
     Chevron (A)                                       69,500              5,195
     Exxon                                            256,375             18,058
     Halliburton                                       51,765              1,537
     Mobil                                            142,550             12,500
     Phillips Petroleum                               127,500              4,925
     Texaco                                           134,350              6,365
                                                                         -------
                                                                          56,876
                                                                         -------
   Photographic Equipment & Supplies -- 0.7%
     Eastman Kodak                                     75,000              4,903
                                                                         -------
   Printing & Publishing -- 6.3%
     McGraw-Hill                                      261,525             28,277
     R.R. Donnelley & Sons                            380,750             14,350
                                                                         -------
                                                                          42,627
                                                                         -------

   Real Estate -- 0.8%
     Kimco Realty                                      68,275              2,663
     Simon Property Group                              93,275              2,454
                                                                         -------
                                                                           5,117
                                                                         -------
--------------------------------------------------------------------------------
Description                                      Shares/Par (000)    Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

   Retail -- 2.3%
     J.C. Penney (A)                                   55,398            $ 2,171
     May Department Stores                            116,575              7,038
     Sears Roebuck & Company                          163,075              6,543
                                                                         -------
                                                                          15,752
                                                                         -------
   Steel & Steel Works -- 0.3%
     Worthington Industries                           152,875              2,121
                                                                         -------
   Telephones & Telecommunication -- 11.3%
     Alltel                                           206,950             13,361
     Ameritech                                        125,025              8,142
     AT&T (A)                                         157,100             14,257
     Bell Atlantic                                    133,590              8,015
     GTE                                              124,700              8,417
     Motorola                                         121,600              8,786
     SBC Communications                               132,900              7,177
     U.S. West                                        135,454              8,356
                                                                         -------
                                                                          76,511
                                                                         -------
   Waste Management -- 0.4%
     Browning-Ferris Industries (A)                   108,725              2,990
                                                                         -------
     Total Common Stocks
      (Cost $526,579)                                                    666,518
                                                                         -------

Commercial Paper -- 0.8%

Orange & Rockland Utility  (B) (C)
 4.927%, 02/05/99                                      $5,541              5,533
                                                                          ------
Total Commercial Paper
 (Cost $5,533)                                                             5,533
                                                                          ------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Income Equity Fund (concluded)
--------------------------------------------------------------------------------
Description                                           Par (000)      Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- 3.0%

Bankers Trust Corp FMTN (B) (C)
 4.950%, 08/06/99                                      $10,000          $ 9,999
Merrill Lynch & Co. FE MTN (B) (C)
 4.950%, 09/23/99                                       10,000           10,000
                                                                        -------
Total Corporate Bonds
 (Cost $19,999)                                                          19,999
                                                                        -------

Repurchase Agreements -- 4.5%

  JP Morgan Securities, Inc.
    4.670%, dated 01/29/99,
    matures 02/01/99, repurchase
    price $2,715,246 (collateralized
    by U.S. Treasury Note, par value
    $2,758,000, 4.625%, 12/31/00:
    market value $2,768,660)                           2,714              2,714
  HSBC Securities, Inc. (B) (C)
    4.880%, dated 01/29/99,
    matures 02/01/99, repurchase
    price $27,676,506 (collateralized
    by various corporate obligations,
    0.000%-14.250%, 02/15/99-
    05/15/09: total market
    value $28,218,656)                                27,665             27,665
                                                                       --------
  Total Repurchase Agreements
   (Cost $30,379)                                                        30,379
                                                                       --------
Total Investments -- 107.0%
 (Cost $582,490)                                                        722,429
                                                                       --------
Payable Upon Return of
  Securities Loaned -- (7.9%)                                           (53,197)
                                                                       --------
Other Assets and Liabilities, Net-- 0.9%                                  5,844
                                                                       --------
--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
Net Assets:

  Fund Shares of Fiduciary Class (unlimited
    authorization -- no par value) based
    on 38,551,076 outstanding shares of
    beneficial interest                                               $ 484,805
  Fund Shares of Retail Class A (unlimited
    authorization -- no par value) based
    on 1,252,041 outstanding shares of
    beneficial interest                                                  19,117
  Fund Shares of Retail Class B (unlimited
    authorization -- no par value) based
    on 162,514 outstanding shares of
    beneficial interest                                                   2,868
  Distributions in excess of net investment income                          (22)
  Accumulated net realized gain on investments                           28,369
  Net unrealized appreciation on investments                            139,939
                                                                      ---------
Total Net Assets -- 100.0%                                            $ 675,076
                                                                      =========
Net Asset Value, Offering and Redemption
  Price Per Share -- Fiduciary Class                                  $   16.89
                                                                      =========
Net Asset Value and Redemption
  Price Per Share -- Retail Class A                                   $   16.92
                                                                      =========
Maximum Offering Price Per Share --
  Retail Class A ($16.92 / 95.5%)                                     $   17.72
                                                                      =========
Net Asset Value and Redemption
  Price Per Share -- Retail Class B                                   $   16.86
                                                                      =========

--------------------------------------------------------------------------------

(A) This security or a partial position of this security is on loan at January 31, 1999. (See footnote 2). The total value of securities on loan at January 31, 1999 was $51,726,775.
(B)  This security purchased with cash collateral held from securities lending.
(C)  Floating Rate Security
ADR -- American Depository Receipt


The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Balanced Fund
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Common Stocks -- 63.6%

  Aerospace & Defense -- 0.5%
     Lockheed Martin                                         71,300      $ 2,513
                                                                         -------
   Air Transportation -- 0.7%
     FDX* (A)                                                16,800        1,372
     KLM Royal Dutch Air*                                    75,945        2,093
                                                                         -------
                                                                           3,465
                                                                         -------
   Aircraft -- 1.0%
     Allied Signal                                           46,500        1,814
     Textron                                                 40,000        2,978
                                                                         -------
                                                                           4,792
                                                                         -------
   Apparel/Textiles -- 0.1%
     Donna Karan International*                              61,200          394
                                                                         -------
   Auto Rental and Leasing -- 0.4%
     Rollins Truck Leasing                                  139,200        1,653
                                                                         -------
   Automotive -- 0.9%
     Daimler Chrysler AG*                                    20,000        2,071
     TRW                                                     41,000        1,971
                                                                         -------
                                                                           4,042
                                                                         -------
   Banks -- 3.9%
     Bank of New York                                        96,000        3,408
     Bank United, Cl A*                                      30,000        1,200
     BankAmerica                                             25,000        1,672
     BankBoston                                              80,000        2,955
     Chase Manhattan Bank                                    28,400        2,185
     First Union                                             20,000        1,053
     J.P. Morgan                                             14,700        1,551
     Washington Mutual (A)                                   60,000        2,520
     Wells Fargo                                             50,600        1,768
                                                                         -------
                                                                          18,312
                                                                         -------

--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

   Beauty Products -- 2.1%
     Avon Products                                           62,000      $ 2,290
     Colgate-Palmolive                                       30,000        2,413
     Gillette                                                55,000        3,231
     Proctor & Gamble                                        20,000        1,817
                                                                         -------
                                                                           9,751
                                                                         -------
   Chemicals -- 2.8%
     Avery Dennison                                          40,000        1,978
     B.F. Goodrich (A)                                       42,400        1,442
     Cabot                                                   76,000        1,910
     Du Pont (E. I.) de Nemours                              38,600        1,976
     Monsanto                                                71,000        3,377
     Morton International                                    83,800        2,168
                                                                         -------
                                                                          12,851
                                                                         -------
   Communications Equipment -- 0.9%
     Motorola                                                59,100        4,270
                                                                         -------
   Computers & Software Services -- 3.5%
     Compaq Computer*                                        82,500        3,929
     Computer Associates International                       54,437        2,756
     Hewlett Packard                                         36,000        2,822
     IBM                                                     30,000        5,498
     Microsoft*                                               7,200        1,260
                                                                         -------
                                                                          16,265
                                                                         -------
   Construction Materials -- 0.6%
     Lafarge                                                 71,000        2,773
                                                                         -------
   Drugs -- 4.6%
     American Home Products                                  60,000        3,521
     Amgen*                                                  30,000        3,834
     Bristol-Myers Squibb                                    26,400        3,384
     Merck                                                   24,800        3,639
     SmithKline Beecham (A)                                  56,000        3,797
     Warner Lambert                                          42,500        3,068
                                                                         -------
                                                                          21,243
                                                                         -------

The accompanying notes are an integral part of the financial statments.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Balanced Fund (continued)
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

   Electrical Utilities -- 0.9%
     Duke Power                                             10,000       $   618
     FirstEnergy                                            50,700         1,575
     PacifiCorp                                             88,000         1,809
                                                                         -------
                                                                           4,002
                                                                         -------
   Entertainment -- 1.1%
     Mirage Resorts* (A)                                   120,000         1,717
     Walt Disney                                           100,000         3,300
                                                                         -------
                                                                           5,017
                                                                         -------
   Financial Services -- 2.7%
     American Express                                       30,000         3,086
     Citigroup                                              74,197         4,160
     Fannie Mae                                             69,700         5,079
     Franklin Resources                                     10,000           335
                                                                         -------
                                                                          12,660
                                                                         -------
   Food, Beverage & Tobacco -- 3.4%
     Archer-Daniels-Midland                                121,476         1,837
     Coca-Cola Company                                      21,400         1,400
     Hershey Foods (A)                                      10,000           563
     PepsiCo                                                70,700         2,762
     Philip Morris                                          69,900         3,285
     Ralston-Ralston Purina Group                           50,000         1,369
     Sara Lee                                               90,000         2,295
     Universal Foods (A)                                   103,400         2,326
                                                                         -------
                                                                          15,837
                                                                         -------
   Forestry -- 0.2%
     Rayonier                                               25,000         1,100
                                                                         -------
   Gas/Natural Gas -- 1.9%
     Coastal                                                70,000         2,087
     Eastern Enterprises                                    35,900         1,445
     Sempra Energy (A)                                      63,008         1,449
     Williams Companies (A)                                116,400         3,841
                                                                         -------
                                                                           8,822
                                                                         -------
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Common Stocks (continued)

   Glass Products -- 0.4%
     Corning (A)                                            41,600       $ 2,028
                                                                         -------
   Hotels & Lodging -- 0.2%
     Hilton Hotels                                          70,000         1,011
                                                                         -------
   Household Furniture & Fixtures -- 0.2%
     Leggett & Platt (A)                                    52,400         1,068
                                                                         -------
   Insurance -- 3.5%
     AFLAC                                                  75,000         3,216
     Allstate                                               56,522         2,123
     Equitable                                              60,000         4,185
     Hartford Financial Services Group                      55,200         2,867
     HSB Group                                              49,350         1,863
     Marsh & McLennan                                       33,350         2,097
                                                                         -------
                                                                          16,351
                                                                         -------
   Leasing & Renting -- 0.5%
     Comdisco                                              126,750         1,695
     Xtra (A)                                               15,000           625
                                                                         -------
                                                                           2,320
                                                                         -------
   Leisure Products -- 0.6%
     Hasbro                                                 45,000         1,673
     Mattel                                                 40,600           921
                                                                         -------
                                                                           2,594
                                                                         -------
   Machinery -- 4.4%
     Applied Materials*                                     62,000         3,918
     Baker Hughes                                           99,200         1,674
     Deere                                                  41,200         1,342
     General Electric                                       52,600         5,516
     Ingersoll Rand (A)                                     45,250         2,149
     Minnesota Mining & Manufacturing                       25,750         1,999
     Parker-Hannifin (A)                                    52,500         1,614
     Tenneco                                                67,600         2,087
                                                                         -------
                                                                          20,299
                                                                         -------

The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Balanced Fund (continued)
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

Measuring Devices -- 0.5%
  Mallinckrodt                                               25,000      $   873
  Tektronix                                                  57,250        1,449
                                                                         -------
                                                                           2,322
                                                                         -------
Medical Products & Services -- 1.1%
  Baxter International                                       46,500        3,299
  Tenet Healthcare*                                          90,000        1,867
                                                                         -------
                                                                           5,166
                                                                         -------
Miscellaneous Business Services -- 1.5%
  Electronic Data Systems                                    63,100        3,309
  Equifax (A)                                                40,000        1,583
  Wallace Computer Services (A)                              80,400        1,930
                                                                         -------
                                                                           6,822
                                                                         -------
Miscellaneous Consumer Services -- 0.2%
  Robert Half International*                                 20,000          756
                                                                         -------
Miscellaneous Transportation -- 0.5%
  Fleetwood Enterprises (A)                                  65,000        2,405
                                                                         -------
Paper & Paper Products -- 1.4%
  Kimberly-Clark                                             43,800        2,182
  Mead                                                       38,000        1,088
  Weyerhaeuser                                               25,600        1,386
  Willamette Industries (A)                                  50,300        1,761
                                                                         -------
                                                                           6,417
                                                                         -------
Petroleum & Fuel Products -- 1.4%
  Halliburton                                                71,500        2,123
  Occidental Petroleum                                       81,700        1,231
  Phillips Petroleum                                         41,300        1,595
  Union Pacific Resources Group                             173,504        1,399
                                                                         -------
                                                                           6,348
                                                                         -------


--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

Petroleum Refining -- 2.7%
  Chevron (A)                                                35,300      $ 2,639
  Mobil                                                      35,200        3,087
  Royal Dutch Petroleum                                      54,200        2,171
  Ultramar Diamond Shamrock                                  79,200        1,742
  Unocal                                                     60,000        1,710
  USX-Marathon Group                                         62,000        1,411
                                                                         -------
                                                                          12,760
                                                                         -------
Precious Metals -- 0.5%
  Barrick Gold                                              114,636        2,185
                                                                         -------
Printing & Publishing -- 1.3%
  Houghton Mifflin                                           50,000        2,097
  Media General                                              45,000        2,250
  Viacom, Cl B*                                              22,500        1,913
                                                                         -------
                                                                           6,260
                                                                         -------
Railroads -- 0.5%
  Burlington Northern Santa Fe                               71,100        2,462
                                                                         -------
Real Estate -- 2.2%
  BRE Properties, Cl A                                       68,600        1,646
  CBL & Associates Properties                                69,100        1,702
  First Industrial Realty Trust                              90,000        2,312
  JP Realty                                                  75,700        1,325
  Kimco Realty Corp.                                         32,000        1,248
  Kimco Realty Depository Share                              11,520          294
  Post Properties                                            52,200        1,944
                                                                         -------
                                                                          10,471
                                                                         -------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Balanced Fund (continued)
--------------------------------------------------------------------------------
Description                                       Shares/Par (000)   Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

   Retail -- 3.5%
     American Stores                                        84,000      $  3,045
     Costco*                                                45,000         3,729
     Federated Department Stores* (A)                       52,000         2,174
     J.C. Penney                                            50,000         1,959
     McDonald's                                             41,500         3,271
     Sears Roebuck                                          58,600         2,351
                                                                        --------
                                                                          16,529
                                                                        --------
   Rubber & Plastic -- 0.2%
     Mark IV Industries                                     65,100           977
                                                                        --------
   Semi-Conductors/Instruments -- 1.1%
     Intel                                                  37,500         5,285
                                                                        --------
   Telephones & Telecommunication -- 2.8%
     AirTouch Communications*                               30,300         2,926
     Bell Atlantic                                          84,800         5,088
     Century Telephone Enterprises                          20,000         1,360
     SBC Communications                                     64,000         3,456
                                                                        --------
                                                                          12,830
                                                                        --------
   Wholesale -- 0.2%
     Arrow Electronics*                                     68,000         1,122
                                                                        --------
     Total Common Stocks
       (Cost $184,455)                                                   296,550
                                                                        --------

U.S. Treasury Obligations -- 2.4%


     U.S. Treasury Notes
       6.250%, 04/30/01                                   $  1,000         1,034
       6.500%, 05/31/01                                      2,000         2,081
       6.625%, 06/30/01                                      1,000         1,044
       5.875%, 11/30/01                                      2,000         2,065
       6.500%, 05/15/05                                      4,500         4,931
                                                                        --------
     Total U.S. Treasury Obligations
       (Cost $10,536)                                                     11,155
                                                                        --------

--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

U.S. Government Agency Mortgage-Backed Bonds -- 10.3%

     FHLMC
       6.000%, 02/01/28                                   $  2,882      $  2,853
     FNMA
       7.500%, 08/01/01                                      1,305         1,335
       5.450%, 10/10/03                                      1,950         1,978
       6.850%, 09/12/05                                      1,400         1,432
       6.000%, 05/15/08                                      2,000         2,113
       6.500%, 03/01/24                                        320           323
       8.000%, 08/01/24                                        446           464
       8.000%, 05/01/25                                      1,633         1,695
       7.000%, 09/01/25                                      1,355         1,385
       8.000%, 07/01/26                                        497           516
       7.000%, 09/01/26                                        975           996
       7.500%, 09/01/26                                        796           820
       7.000%, 12/01/26                                      1,358         1,388
       7.500%, 03/01/27                                        956           985
       6.500%, 10/01/27                                      1,283         1,294
       6.500%, 12/01/27                                      2,341         2,361
       7.000%, 12/01/27                                      2,266         2,316
       6.000%, 03/01/28                                      1,860         1,840
       6.000%, 03/01/28                                      1,948         1,926
       6.000%, 05/01/28                                      1,002           991
     GNMA
       6.500%, 09/15/08                                      2,442         2,494
       6.000%, 11/15/08                                      1,677         1,693
       6.500%, 06/15/23                                        230           233
       6.500%, 02/15/24                                         84            85
       7.500%, 05/15/24                                        334           345
       7.500%, 09/15/25                                        687           710
       7.000%, 02/15/26                                        783           803
       6.500%, 04/15/26                                        838           848
       7.000%, 08/15/26                                      2,155         2,209
       7.500%, 09/15/26                                      1,388         1,434
       7.500%, 09/15/26                                        994         1,029
       7.500%, 01/15/27                                      1,892         1,955
       7.000%, 10/15/27                                      1,785         1,830
       6.500%, 05/15/28                                        992         1,004
       6.000%, 12/15/28                                      2,500         2,481
                                                                        --------
     Total U.S. Government Agency
       Mortgage-Backed Bonds
       (Cost $46,645)                                                     48,164
                                                                        --------



The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Balanced Fund (continued)
--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------

Corporate Obligations -- 20.1%

Airtouch Communications
  6.650%, 05/01/08                                         $2,000         $2,140
Allied-Signal
  6.200%, 02/01/08                                          4,000          4,075
American General
  6.250%, 12/18/02                                          2,000          2,045
  6.750%, 06/15/05                                          2,000          2,097
AT&T
  7.500%, 06/01/06                                          2,000          2,255
Associates of North America
  7.875%, 09/30/01                                          2,000          2,122
  6.950%, 11/01/18                                          3,000          3,240
Avco Financial Services
  7.375%, 08/15/01                                          2,000          2,090
Bankers Trust NY
  7.500%, 11/15/15                                          2,000          2,020
Bass America
  6.750%, 08/01/99                                            595            599
Bell Atlantic
  6.500%, 04/15/28                                          3,000          3,124
  8.000%, 10/15/29                                            175            217
Caterpillar Tractor
  6.000%, 05/01/07                                            605            605
Chemical Banking
  6.700%, 08/15/08                                          1,500          1,599
Chesapeake & Potomac Telephone
  of Maryland
  6.000%, 05/01/03                                          1,500          1,534
Citicorp
  6.750%, 08/15/05                                            450            474
Dow Chemical
  6.850%, 08/15/13                                          2,000          2,107
Du Pont (E.I.) de Nemours
  6.750%, 09/01/07                                          3,000          3,277


--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------

Corporate Obligations (continued)

Fannie Mae Medium Term Note
  6.375%, 06/29/05                                         $2,000         $2,003
First Bank System
  6.875%, 09/15/07                                            500            536
First Chicago
  6.125%, 02/15/06                                          1,000          1,025
First National Bank of Boston
  8.000%, 09/15/04                                          2,000          2,217
Ford Motor
  6.500%, 08/01/18                                          2,000          2,072
Ford Motor Credit
  6.850%, 08/15/00                                            250            255
  6.500%, 02/28/02                                            500            514
  6.125%, 01/09/06                                          3,250          3,339
General Mills
  5.400%, 12/08/08                                          2,500          2,494
General Motors Acceptance
  8.000%, 10/01/99                                            555            565
  5.750%, 11/10/03                                          2,600          2,626
  6.125%, 01/22/08                                          3,000          3,060
Golden West Financial
  6.700%, 07/01/02                                            150            156
GTE
  6.840%, 04/15/18                                          3,000          3,184
Hydro Quebec
  8.050%, 07/07/24                                            150            183
IBM
  5.370%, 09/22/03                                          2,500          2,503
  8.375%, 11/01/19                                            200            256
JC Penney
  6.000%, 05/01/06                                            100             99
JCI
  6.300%, 02/01/08                                          2,000          2,050
Joseph E. Seagram & Sons
  7.000%, 04/15/08                                          1,500          1,560


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Balanced Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

Corporate Obligations (continued)

Lehman Brothers Holding
  8.500%, 05/01/07                                         $ 2,000       $ 2,247
Litton Industries
  6.750%, 04/15/18                                           2,500         2,531
Lockheed Martin
  7.700%, 06/15/08                                           2,000         2,268
Monsanto Company
  5.875%, 12/01/08                                           2,500         2,531
New England Telephone & Telegraph
  7.875%, 11/15/29                                             250           310
Duke Energy
  7.875%, 08/15/04                                           1,000         1,115
Phillips Petroleum
  6.650%, 07/15/18                                           1,000         1,025
Province of British Columbia
  7.000%, 01/15/03                                           1,500         1,592
Ralston Purina
  7.750%, 10/01/15                                           2,000         2,240
Raytheon
  6.550%, 03/15/10                                           2,000         2,113
Royal Bank of Scotland
  6.375%, 02/01/11                                           2,500         2,519
Sears Roebuck Acceptance
  6.900%, 08/01/03                                           2,000         2,098
US West Capital Funding
  6.375%, 07/15/08                                           2,000         2,130
Wal-Mart
  6.375%, 03/01/03                                             450           473
  5.875%, 10/15/05                                           2,000         2,050
                                                                         -------

Total Corporate Obligations
  (Cost $89,060)                                                          93,559
                                                                         -------


--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

Asset Backed Securities -- 0.5%

Citibank Credit Card Master Trust
  1997-3 Cl A
  6.839%, 02/10/04                                         $   100       $   102
Contimortgage Home Equity Loan Trust,
  Ser 1994-4, Cl A3
  8.090%, 09/15/09                                             174           174
Contimortgage Home Equity Loan Trust,
  Ser 1995-3, Cl A4
  7.440%, 09/15/12                                             200           204
Equity Capital Home Equity Loan Trust,
  Ser 1996-3, Cl A6
  7.400%, 12/15/19                                             450           471
Green Tree Financial, Ser 1995-9, Cl A5
  6.800%, 01/15/27                                             350           353
J.C. Penney Master Credit Card Trust,
  Ser C, Cl A
  9.625%, 06/15/00                                           1,000         1,054
                                                                         -------
Total Asset Backed Securities
  (Cost $2,280)                                                            2,358
                                                                         -------

Corporate Bonds -- 3.2%

Household CCMT ABT Ser A4 (B) (C)
  5.060%, 01/18/00                                           5,000         5,000
Merrill Lynch & Co FE MTN (B) (C)
  4.950%, 09/23/99                                          10,000        10,000
                                                                         -------
Total Corporate Bonds
  (Cost $15,000)                                                          15,000
                                                                         -------

Cash Equivalent -- 1.1%

Janus Money Fund (B)                                         5,000         5,000
                                                                         -------
Total Cash Equivalent
  (Cost $5,000)                                                            5,000
                                                                         -------


The accompanying notes are an integral part of the financial statements.

[LOGO]

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Balanced Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)  Value (000)
--------------------------------------------------------------------------------

Repurchase Agreements -- 3.9%

  JP Morgan Securities, Inc.
    4.670%, dated 01/29/99, matures
    02/01/99, repurchase price
    $7,054,734 (collateralized by
    U.S. Treasury Note, par value
    $7,046,000, 5.625%, 10/31/99:
    market value $7,193,859)                           $   7,052      $   7,052
  HSBC Securities, Inc. (B) (C)
    4.880%, dated 01/29/99, matures
    02/01/99, repurchase price
    $11,218,953 (collateralized by
    various corporate obligations,
    0.000%-14.250%, 02/15/99-
    05/15/09: total market
    value $11,438,719)                                    11,214         11,214
                                                                      ---------
  Total Repurchase Agreements
    (Cost $18,266)                                                       18,266
                                                                      ---------
Total Investments -- 105.1%
  (Cost $371,242)                                                       490,052
                                                                      ---------
Payable Upon Return of
  Securities Loaned -- (6.7%)                                           (31,214)
                                                                      ---------
Other Assets and Liabilities, Net -- 1.6%                                 7,249
                                                                      ---------
--------------------------------------------------------------------------------
Description                                                         Value (000)
--------------------------------------------------------------------------------

Net Asset:
  Fund Shares of Fiduciary Class (unlimited authorization -- no par value) based on 26,951,037 outstanding shares of
    beneficial interest                                               $ 332,233
  Fund Shares of Retail Class A (unlimited authorization -- no par value) based on 662,342 outstanding shares of
    beneficial interest                                                   8,142
  Fund Shares of Retail Class B (unlimited authorization -- no par value) based on 125,784 outstanding shares of
    beneficial interest                                                   2,108
  Undistributed net investment income                                       262
  Accumulated net realized gain on investments                            4,532
  Net unrealized appreciation on investments                            118,810
                                                                      ---------
Total Net Assets -- 100.0%                                            $ 466,087
                                                                      =========
Net Asset Value, Offering and Redemption
  Price Per Share -- Fiduciary Class                                  $   16.80
                                                                      =========
Net Asset Value and Redemption Price
  Per Share -- Retail Class A                                         $   16.79
                                                                      =========
Maximum Offering Price Per Share --
  Retail Class A ($16.79 / 95.5%)                                     $   17.58
                                                                      =========
Net Asset Value and Redemption Price
  Per Share -- Retail Class B                                         $   16.78
                                                                      =========
--------------------------------------------------------------------------------
* Non-income producing security
(A) This security or a partial position of this security is on loan at January 31, 1999. (See footnote 2). The total value of securities on loan at January 31, 1999 was $30,224,826.
(B)  This security purchased with cash collateral held from securities lending.
(C)  Floating Rate Security
Cl -- Class
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
Ser -- Series

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Emerging Growth Fund
--------------------------------------------------------------------------------
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------

Common Stocks -- 92.6%

Advertisimg -- 0.3%
  Getty Images*                                               10,000      $  199
                                                                          ------
Aerospace & Defense -- 0.6%
  Simula* (A)                                                 50,000         391
                                                                          ------
Automotive -- 1.0%
  Strattec Strategy*                                          20,000         642
                                                                          ------
Banks -- 8.6%
  Commercial Federal                                          30,000         686
  Cullen/Frost Bankers                                        17,400         904
  Downey Financial                                            20,000         441
  FirstFed Financial*                                         40,000         637
  Peoples Heritage Financial Group                            20,000         360
  Provident Bankshares                                        40,000       1,080
  Reliance Bancorp                                            20,000         630
  Resource Bancshares Mortgage Group                          20,000         297
  Telebanc Financial Group*                                   10,000         396
                                                                          ------
                                                                           5,431
                                                                          ------
Broadcasting, Newspapers & Advertising -- 3.3%
  Broadcast*                                                   2,500         417
  Capstar Broadcasting, Cl A*                                 20,000         535
  Univision Communications*                                   25,000       1,122
                                                                          ------
                                                                           2,074
                                                                          ------
Building & Construction -- 1.2%
  Insituform Technologies, Cl B*                              30,000         450
  Morrison Knudsen*                                           30,000         328
                                                                          ------
                                                                             778
                                                                          ------
Building & Construction Supplies -- 0.8%
  Mobile Mini*                                                40,000         480
                                                                          ------
Business Credit Institutions -- 1.3%
  Blyth Industries*                                           30,000         834
                                                                          ------
--------------------------------------------------------------------------------
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

Communications Equipment -- 4.1%
  Advanced Radio Telecom*                                     30,000      $  251
  Broadcom Corporation, Cl A*                                  7,500         998
  Intervoice*                                                 10,000         109
  Omnipoint* (A)                                              25,000         356
  Polycom* (A)                                                35,000         888
                                                                          ------
                                                                           2,602
                                                                          ------
Computers & Services -- 1.2%
  Inspire Insurance Solutions*                                20,000         340
  Splash Technologies Holdings*                               20,000         140
  Western Digital* (A)                                        20,000         276
                                                                          ------
                                                                             756
                                                                          ------
Computers & Software Services -- 12.5%
  Gasonics International*                                     32,000         392
  ISS Group* (A)                                               5,000         310
  Infoseek*                                                    6,000         469
  Lycos*                                                       5,000         685
  Micromuse*                                                  24,000         734
  Peregrine Systems*                                          20,000       1,245
  Platinum Software*                                          50,000         541
  Platinum Technology* (A)                                    25,000         331
  Progress Software*                                          25,000         841
  Saville Systems Ireland ADR*                                20,000         437
  Symantec*                                                   20,000         409
  Timberline Software                                         50,000         841
  Visio*                                                      25,000         630
                                                                          ------
                                                                           7,865
                                                                          ------
Electrical Technology -- 1.0%
  Electro Scientific Industries*                              15,000         621
                                                                          ------
Electrical Utilities -- 1.2%
  Sierra Pacific Resources                                    20,000         740
                                                                          ------
Entertainment -- 1.4%
  Cinar Films, Cl B*                                          43,000         860
                                                                          ------


The accompanying notes are an integral part of the financial statements.

[LOGO]




STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Emerging Growth Fund (continued)
--------------------------------------------------------------------------------
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

Financial Services -- 1.9%
  Southwest Securities Group                                 25,700       $  744
  Waddell & Reed Financial, Cl A*                            20,000          422
                                                                          ------
                                                                           1,166
                                                                          ------
Food, Beverage & Tobacco -- 2.5%
  Celestial Seasonings*                                      20,000          577
  Earthgrains                                                15,000          386
  Fresh Del Monte Produce*                                   15,000          292
  Horizon Organic Holding*                                   20,000          315
                                                                          ------
                                                                           1,570
                                                                          ------
Insurance -- 1.6%
  Arm Financial Group                                        20,000          369
  Healthcare Recoveries*                                     40,000          640
                                                                          ------
                                                                           1,009
                                                                          ------
Leisure Products -- 0.6%
  Metromedia International Group*                            50,000          350
                                                                          ------
Measuring Devices -- 0.1%
  Input/Output*                                              10,000           64
                                                                          ------
Medical Products & Services -- 7.4%
  Adac Laboratories (A)                                      15,000          331
  ATS Medical*                                               50,000          397
  Cambridge Heart* (A)                                       55,000          485
  MedImmune*                                                 20,000          990
  Novoste*                                                   25,000          700
  PSS World Medical Inc.*                                    15,000          234
  Safeskin* (A)                                              15,000          351
  Henry Schein* (A)                                          20,000          841
  Veterinary Centers of America*                             20,000          365
                                                                          ------
                                                                           4,694
                                                                          ------

--------------------------------------------------------------------------------
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

Miscellaneous Business Services -- 12.2%
  Adaptec*                                                   80,000       $1,850
  American Management Systems                                20,000          734
  Aware*                                                     10,000          396
  C-Net* (A)                                                  5,000          525
  E*Trade Group* (A)                                          6,500          717
  G. & K. Services                                           16,000          876
  PRI Automation* (A)                                        10,000          355
  Sapiens International* (A)                                 50,000          444
  Think New Ideas* (A)                                       10,000           93
  USWeb*                                                     25,000          763
  Xircom*                                                    20,000          905
                                                                          ------
                                                                           7,658
                                                                          ------
Miscellaneous Consumer Services -- 4.5%
  Carriage Services*                                         31,000          678
  Central Parking (A)                                        25,000          773
  Rock of Ages*                                              50,000          625
  Stewart Enterprises, Cl A (A)                              45,000          788
                                                                          ------
                                                                           2,864
                                                                          ------
Petroleum & Fuel Products -- 1.5%
  Atmos Energy                                               20,000          596
  Key Energy Group*                                          10,000           39
  Oceaneering International*                                 10,000           96
  Pogo Producing                                             10,000          109
  Pride International*                                       10,000           64
  Vintage Petroleum                                          10,000           73
                                                                          ------
                                                                             977
                                                                          ------
Photographic Equipment & Supplies -- 1.3%
  Pinnacle Systems*                                          20,000          800
                                                                          ------
Professional Services -- 1.5%
  Caliber Learning Network* (A)                              41,000          165
  ITT Educational Services*                                  20,000          769
                                                                          ------
                                                                             934
                                                                          ------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Emerging Growth Fund (continued)
--------------------------------------------------------------------------------
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

Retail -- 4.9%
  Action Performance* (A)                                   25,000       $ 1,200
  Omnicare (A)                                              15,000           459
  Petsmart*                                                 20,000           180
  Pier 1 Imports                                            25,000           238
  Whole Foods Market*                                       15,000           481
  Williams Sonoma*                                          15,000           520
                                                                         -------
                                                                           3,078
                                                                         -------
Semi-Conductors/Instruments -- 10.4%
  Benchmark Electronics*                                    15,000           578
  DuPont Photomasks*                                        10,000           510
  Lattice Semiconductor*                                    25,000         1,369
  Mips Technologies* (A)                                    20,000           783
  National Semiconductor*                                   40,000           518
  Read-Rite*                                                50,000           834
  Sanmina* (A)                                              10,000           660
  Speedfam International*                                   25,000           522
  Ultratech Stepper*                                        15,000           259
  Vitesse Semiconductor*                                    10,000           517
                                                                         -------
                                                                           6,550
                                                                         -------
Telephones & Telecommunication -- 1.0%
  Alpine Group*                                             25,000           348
  Metro One Telecommunications*                             15,000           278
                                                                         -------
                                                                             626
                                                                         -------
Wholesale -- 2.7%
  Barrett Resources*                                        10,000           174
  Winstar Communications* (A)                               35,000         1,503
                                                                         -------
                                                                           1,677
                                                                         -------
  Total Common Stocks
    (Cost $51,848)                                                        58,290
                                                                         -------


--------------------------------------------------------------------------------
Description                                               Par (000)  Value (000)
--------------------------------------------------------------------------------

Commercial Paper -- 3.9%

  South Western Electric PLC (B)
    4.999%, 02/18/99                                       $ 2,499       $ 2,489
                                                                         -------
  Total Commercial Paper
    (Cost $2,489)                                                          2,489
                                                                         -------

Time Corporate Bond -- 40.0%

  Household CCMT ABT Ser A4 (B) (C)
    5.060%, 01/18/00                                         2,500         2,500
                                                                         -------
  Total Corporate Bond
    (Cost $2,500)                                                          2,500
                                                                         -------

Repurchase Agreements -- 18.1%

  Deutsche Bank Securities, Inc.
    4.690%, dated 01/29/99, matures
    02/01/99, repurchase price $4,440,979
    (collateralized by U.S. Treasury Bond,
    par value $3,444,000, 7.500%,
    11/15/24: market value
    $4,528,831)                                              4,439         4,439
  HSBC Securities, Inc. (B) (C)
    4.880%, dated 01/29/99, matures
    02/01/99, repurchase price $6,961,609
    (collateralized by various corporate
    obligations, 0.000%-14.250%,
    02/15/99-05/15/09: total market
    value $7,097,979)                                        6,959         6,959
                                                                         -------
  Total Repurchase Agreements
    (Cost $11,398)                                                        11,398
                                                                         -------
Total Investments -- 118.6%
  (Cost $68,235)                                                          74,677
                                                                         -------


The accompanying notes are an integral part of the financial statements.

[LOGO]



STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Emerging Growth Fund (continued)
--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
Payable Upon Return of
  Securities Loaned -- (19.0%)                                         $(11,948)
                                                                       --------
Other Assets and Liabilities, Net -- 0.4%                                   274
                                                                       --------

Net Assets:

  Fund Shares of Fiduciary Class (unlimited authorization -- no par value) based on 5,777,146 outstanding shares of
    beneficial interest                                                 $62,906
  Distributions in excess of net investment income                          (11)
  Accumulated net realized gain on investments                           (6,334)
  Net unrealized appreciation on investments                              6,442
                                                                       --------
Total Net Assets -- 100.0%                                             $ 63,003
                                                                       ========
Net Asset Value, Offering and Redemption
  Price Per Share -- Fiduciary Class                                   $  10.91
                                                                       ========

--------------------------------------------------------------------------------

* Non-income producing security

(A) This security or a partial position of this security is on loan at January 31, 1999. (See footnote 2). The total value of securities on loan at January 31, 1999 was $11,507,678.

(B)  This security purchased with cash collateral held from securities lending.

(C)  Floating Rate Security

ADR -- American Depository Receipt

Cl -- Class


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Small Cap Value Fund
--------------------------------------------------------------------------------
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------

Common Stocks -- 73.6%

Aircraft -- 0.6%
  Kaman                                                      29,400       $  428
                                                                          ------
Apparel/Textiles -- 0.7%
  Kellwood                                                   17,500          486
                                                                          ------
Automotive -- 2.4%
  Copart*                                                    62,000          961
  Teleflex                                                   21,000          795
                                                                          ------
                                                                           1,756
                                                                          ------
Banks -- 2.5%
  Bank United, Cl A                                          14,000          560
  Imperial Bancorp*                                          41,000          753
  Silicon Valley Bancshares*                                 27,500          517
                                                                          ------
                                                                           1,830
                                                                          ------
Building & Construction -- 0.9%
  DR Horton                                                  30,000          634
                                                                          ------
Cement -- 1.2%
  Southdown                                                  15,500          861
                                                                          ------
Chemicals -- 1.7%
  International Specialty Products*                          57,500          579
  Quaker Chemical                                            43,000          683
                                                                          ------
                                                                           1,262
                                                                          ------
Communications Equipment -- 3.7%
  Antec*                                                     36,800          819
  Brite Voice Systems*                                       80,000          800
  CTS                                                        23,500        1,118
                                                                          ------
                                                                           2,737
                                                                          ------
Computer Hardware -- 1.1%
  Imation*                                                   52,000          809
                                                                          ------


--------------------------------------------------------------------------------
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

Computer Programing & Software -- 6.9%
  Autodesk                                                   27,000       $1,193
  Caere*                                                     55,000          942
  Primark*                                                   32,000          768
  Progress Software*                                         26,500          891
  Reynolds & Reynolds, Cl A                                  30,000          600
  Sterling Software*                                         29,500          690
                                                                          ------
                                                                           5,084
                                                                          ------
Electrical Utilities -- 0.7%
  El Paso Electric*                                          64,800          526
                                                                          ------
Food -- 4.8%
  Earthgrains                                                21,000          541
  J & J Snack Foods*                                         36,500          885
  Ralcorp Holdings*                                          48,000          870
  Smucker (J.M.), Cl B                                       22,500          506
  Universal Foods                                            33,500          754
                                                                          ------
                                                                           3,556
                                                                          ------
Health Services -- 1.7%
  Integrated Health Services                                 42,500          595
  Physician Reliance Network*                                57,500          690
                                                                          ------
                                                                           1,285
                                                                          ------
Household Furniture -- 1.1%
  La-Z-Boy Chair                                             44,000          792
                                                                          ------
Industrial -- 1.6%
  Insituform Technologies, Cl B*                             38,000          570
  Watsco                                                     41,000          630
                                                                          ------
                                                                           1,200
                                                                          ------


The accompanying notes are an integral part of the financial statements.

[LOGO]



STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Small Cap Value Fund (continued)
--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

Insurance -- 6.7%
  American Heritage Life Insurance                         31,500         $  768
  Amerus Life Holdings, Cl A                               27,000            532
  Capital Re                                               36,000            655
  Fremont General                                          29,000            656
  HSB Group                                                13,000            491
  Liberty Financial Companies                              25,500            641
  Protective Life                                          19,500            674
  Reliance Group Holdings                                  44,000            484
                                                                          ------
                                                                           4,901
                                                                          ------
Machinery -- 3.2%
  Applied Power                                            24,500            906
  Aptar Group                                              21,500            587
  Pentair                                                  22,500            861
                                                                          ------
                                                                           2,354
                                                                          ------
Marine Transportation -- 0.8%
  Kirby*                                                   34,000            578
                                                                          ------
Measuring Devices -- 0.9%
  Esterline Technologies*                                  36,500            691
                                                                          ------
Medical Products & Services -- 1.6%
  Adac Laboratories*                                       25,000            552
  Sola International*                                      39,000            651
                                                                          ------
                                                                           1,203
                                                                          ------
Natural Gas -- 0.8%
  Questar                                                  37,000            617
                                                                          ------
Office Furniture & Fixtures -- 0.8%
  Hon Industries                                           30,000            611
                                                                          ------
Oil Service -- 0.8%
  Seacor Holdings*                                         13,500            601
                                                                          ------


Paper Mills -- 0.6%
  PH Glatfelter                                            40,000            455
                                                                          ------



--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

Petroleum & Fuel Products -- 1.5%
  Equitable Resources                                      25,000         $  652
  Evergreen Resources*                                     27,000            418
                                                                          ------
                                                                           1,070
                                                                          ------
Petroleum Refining -- 1.5%
  Pennzoil-Quaker State*                                   41,020            631
  Valero Energy                                            24,500            461
                                                                          ------
                                                                           1,092
                                                                          ------
Pharmaceutical Preparations -- 2.7%
  Cambrex                                                  30,000            741
  Dura Pharmaceuticals*                                    36,000            520
  Roberts Pharmaceutical*                                  38,000            741
                                                                          ------
                                                                           2,002
                                                                          ------
Plastic -- 0.7%
  Myers Industries                                         21,500            543
                                                                          ------
Printing & Publishing -- 0.8%
  World Color Press*                                       25,000            616
                                                                          ------
Railroad Equipment -- 2.2%
  Harmon Industries                                        35,500            799
  Varlen                                                   33,125            795
                                                                          ------
                                                                           1,594
                                                                          ------
Real Estate -- 2.5%
  Duke Realty Investments                                  22,500            517
  First Industrial Realty Trust                            30,000            771
  Reckson Associates Realty                                24,500            539
                                                                          ------
                                                                           1,827
                                                                          ------
Restaurant -- 1.3%
  Ruby Tuesday                                             47,500            947
                                                                          ------
Retail -- 2.6%
  Casey's General Stores                                   53,000            715
  Dress Barn*                                              38,500            618
  Pier 1 Imports                                           60,000            570
                                                                          ------
                                                                           1,903
                                                                          ------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Small Cap Value Fund (continued)
--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------

Common Stocks (continued)

Security Brokers & Dealers -- 1.6%
  Hambrecht and Quist*                                     40,000      $   1,140
                                                                       ---------
Semi-Conductors/Instruments -- 2.4%
  Avnet                                                     9,750            438
  Cypress Semiconductor*                                   82,000            820
  Ibis Technology*                                         50,000            544
                                                                       ---------
                                                                           1,802
                                                                       ---------
Steel & Steel Works -- 1.6%
  Imco Recycling                                           34,500            423
  Intermet                                                 57,100            778
                                                                       ---------
                                                                           1,201
                                                                       ---------
Textiles, Apparel, Carpets -- 1.8%
  Delta Woodside Industries                               130,000            682
  Interface                                                60,000            619
                                                                       ---------
                                                                           1,301
                                                                       ---------
Tobacco -- 0.6%
  Universal                                                15,000            455
                                                                       ---------
Travel Trailer & Campers -- 0.8%
  Fleetwood Enterprises                                    15,500            573
                                                                       ---------
Trucking -- 1.2%
  Landstar System*                                         18,500            772
  Werner Enterprises                                        7,000            145
                                                                       ---------
                                                                             917
                                                                       ---------
  Total Common Stocks
    (Cost $51,364)                                                        54,240
                                                                       ---------

Foreign Common Stocks -- 22.9%

Argentina -- 0.3%
  Nobleza Piccardo                                         62,720            204
                                                                       ---------
Australia -- 0.4%
  Reinsurance Australia                                   248,980            337
                                                                       ---------


--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------

Foreign Common Stocks (continued)

Austria -- 1.3%
  Bau Holding                                              13,060      $     489
  Bohler Uddeholm ADR                                      35,080            513
                                                                       ---------
                                                                           1,002
                                                                       ---------
Brazil -- 0.5%
  Centrais Eletricas ADR                                    3,700             86
  Centrais Geradoras do Sul ADR*                           30,260             77
  Copene Petroquimica ADR                                  46,620            186
                                                                       ---------
                                                                             349
                                                                       ---------
Cayman Islands -- 0.5%
  Anangel American Shipholdings ADR                        75,200            367
                                                                       ---------
Chile -- 0.4%
  Quinenco ADR*                                            39,683            258
                                                                       ---------
China -- 0.7%
  Beijing Petrochemical ADR*                               60,140            195
  Shandong Huaneng Power ADR                               80,500            297
                                                                       ---------
                                                                             492
                                                                       ---------
France -- 0.4%
  Fonclere Financiere et Participations                     4,450            293
                                                                       ---------
Germany -- 0.4%
  Dyckerhoff                                                1,301            325
                                                                       ---------
Hong Kong -- 5.2%
  Dickson Concepts International*                         222,000            166
  First Pacific ADR*                                      209,110            658
  Giordano International ADR*                             104,650            253
  Guoco                                                   434,000            672
  Harbour Ring International                            6,798,000            228
  Mandarin Oriental International                          98,660            562
  Oriental Press                                        1,642,000            144
  Sing Tao*                                             2,156,000            231
  Smartone Telecommunications*                            147,500            440
  South China Morning ADR*                                203,390            446
                                                                       ---------
                                                                           3,800
                                                                       ---------


The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Small Cap Value Fund (continued)
--------------------------------------------------------------------------------
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------

Foreign Common Stocks (continued)

Italy -- 0.8%
  Ansaldo Trasporti*                                      324,170     $      578
                                                                      ----------
Japan -- 4.5%
  Azwell                                                   80,900            268
  Chofu Seisakusho                                         65,000            654
  Daicel Chemical                                         186,000            528
  Fuji Oil                                                 78,000            463
  Higo Bank                                                83,000            355
  Osaka Steel                                             102,800            428
  Snow Brand Milk Products                                 73,000            338
  Yokogawa Bridge                                          97,000            272
                                                                      ----------
                                                                           3,306
                                                                      ----------
Netherlands -- 0.8%
  European Vinyls                                          29,290            233
  Hollandsche Beton Groep                                  36,090            367
                                                                      ----------
                                                                             600
                                                                      ----------
Peru -- 0.4%
  Banco Wiese ADR*                                         97,030            297
                                                                      ----------
Philippines -- 0.5%
  RFM                                                   2,863,000            370
                                                                      ----------
Singapore -- 0.7%
  Time Publishing                                         377,000            550
                                                                      ----------
South Africa -- 0.4%
  Toyota South Africa                                     116,420            269
                                                                      ----------
Spain -- 1.6%
  Construcciones y Auxiliar Ferrocariles                   19,260            574
  Empresa Hidroelectrica del Ribargorzana                  22,390            638
                                                                      ----------
                                                                           1,212
                                                                      ----------


--------------------------------------------------------------------------------
Description                                      Shares/Par (000)    Value (000)
--------------------------------------------------------------------------------

Foreign Common Stocks (continued)

Switzerland -- 1.2%
  Daetwyler                                                   365      $     593
  Edipresse                                                 1,191            316
                                                                       ---------
                                                                             909
                                                                       ---------
United Kingdom -- 1.9%
  Elementis                                               299,225            350
  Heywood Williams                                        179,460            620
  Lambert Fenchurch                                       296,850            401
                                                                       ---------
                                                                           1,371
                                                                       ---------
  Total Foreign Common Stocks
    (Cost $16,110)                                                        16,889
                                                                       ---------


Repurchase Agreement -- 2.6%

     Deutsche Bank Securities, Inc., 4.690%, dated
       01/29/99, matures 02/01/99, repurchase price
       $1,938,978 (collateralized by various
       U.S. Treasury Obligations, total par value
       $1,699,000, 6.000%-13.250%, due
       08/15/00-05/15/14, total market value
       $1,978,541)                                         $1,938          1,938
                                                                      ----------
     Total Repurchase Agreement
       (Cost $1,938)                                                       1,938
                                                                      ----------
   Total Investments -- 99.1%
      (Cost $69,412)                                                      73,067
                                                                      ----------
   Other Assets and Liabilities, Net -- 0.9%                                 628
                                                                      ----------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Small Cap Value Fund (continued)
--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------

Net Assets:

     Fund Shares of Fiduciary Class (unlimited authorization --
       no par value) based on 6,741,471 outstanding shares of
       beneficial interest                                              $68,108
     Fund Shares of Retail Class A (unlimited authorization --
       no par value) based on 26,271 outstanding shares of
       beneficial interest                                                  289
     Fund Shares of Retail Class B (unlimited authorization --
       no par value) based on 20,791 outstanding shares of
       beneficial interest                                                  230
     Distributions in excess of net investment income                       (47)
     Accumulated net realized gain on investments                         1,460
     Net unrealized appreciation on investments                           3,655
                                                                        -------
   Total Net Assets -- 100.0%                                           $73,695
                                                                        =======
   Net Asset Value, Offering and Redemption
     Price Per Share -- Fiduciary Class                                  $10.86
                                                                        =======
   Net Asset Value, Offering and Redemption
     Price Per Share -- Retail Class A                                   $10.85
                                                                        =======
   Maximum Offering Price Per Share --
     Retail Class A ($10.85 / 95.5%)                                     $11.36
                                                                        =======
   Net Asset Value, Offering and Redemption
     Price Per Share -- Retail Class B                                   $10.82
                                                                        =======

--------------------------------------------------------------------------------

*Non-Income producing security

Cl -- Class

ADR -- American Depository Receipt


The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Foreign Common Stocks -- 97.2%

Australia -- 1.5%
  Australia & New Zealand Bank Group                        18,000        $  118
  Brambles Industries                                        3,500            95
  National Australia Bank                                   14,400           242
  News Corporation                                          20,000           145
  Rio Tinto                                                  8,400           104
  Smith Howard                                              13,000            90
  Southcorp Holdings                                        30,000           101
  Telstra                                                   43,000           234
  Westfield Holdings                                        20,000           116
  Westpac Banking                                           12,700            88
  Woolworths                                                32,000           112
                                                                          ------
                                                                           1,445
                                                                          ------
Belgium -- 0.7%
  Dexia                                                      4,240           709
                                                                          ------
Denmark -- 0.6%
  ISS International                                          7,950           565
                                                                          ------
Finland -- 1.2%
  Nokia Oyj, Cl A                                            7,660         1,118
                                                                          ------
France -- 10.8%
  Accor                                                      1,620           331
  Air Liquide                                                3,680           602
  Alcatel Alsthom                                            3,170           369
  Cap Gemini                                                 2,300           454
  Carrefour                                                    520           348
  Castorama                                                  1,720           391
  France Telecom                                             8,940           842
  Groupe Danone                                              2,930           822
  Groupe GTM                                                 3,440           335
  L'Oreal                                                      530           383
  Lafarge                                                    4,790           419
  Legrand                                                    1,650           369
  Pernod Ricard                                              6,540           412
  Peugeot                                                    2,870           488
  Pinault-Printemps-Redoute                                  2,910           532
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Foreign Common Stocks (continued)

France (continued)
  STMicroelectronics ADR                                     4,690       $   490
  Suez Lyonnaise des Eaux                                    5,350         1,102
  Total, Ser B                                               7,080           720
  Vivendi                                                    3,830         1,120
                                                                         -------
                                                                          10,529
                                                                         -------
Germany -- 9.0%
  Adidas                                                     3,560           296
  Allianz                                                    2,590           950
  BASF                                                      11,590           428
  Bayerische Motoren Werke                                     176           122
  Bayerische Vereinsbank                                    11,400           741
  BMW                                                          380           269
  DaimlerChrysler*                                           5,534           576
  Dresdner Bank                                             13,140           537
  Henkel KGAA                                                4,480           308
  Hoechst                                                    8,310           357
  Mannesmann                                                11,330         1,601
  SAP                                                        2,110           832
  Veba                                                      18,190         1,083
  Viag                                                       1,170           634
                                                                         -------
                                                                           8,734
                                                                         -------
Hong Kong -- 1.5%
  Cheung Kong Holdings                                      34,000           236
  China Telecom (Hong Kong)*                                66,000           118
  CLP Holdings                                              31,500           143
  Hang Seng Bank                                            22,800           191
  Hong Kong Telecommunications                              68,000           110
  Hutchison Whampoa                                         52,000           369
  Sun Hung Kai Properties                                   38,000           250
                                                                         -------
                                                                           1,417
                                                                         -------
Ireland -- 1.4%
  Bank of Ireland                                           17,440           390
  CRH                                                       30,790           503
  Irish Life                                                44,840           441
                                                                         -------
                                                                           1,334
                                                                         -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
International Equity Fund (continued)
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Foreign Common Stocks (continued)

Italy -- 6.0%
  Alleanza Assicurazioni                                    38,312       $   479
  Autogrill                                                 52,100           484
  Banca Di Roma*                                           246,700           366
  Credito Italiano                                         104,390           568
  ENI SPA                                                   93,420           554
  San Paolo-IMI                                             52,030           848
  Seat-Pagine Gialle                                       752,850           684
  Telecom Italia                                           190,390         1,287
  Telecom Italia Mobile                                    130,180           546
                                                                         -------
                                                                           5,816
                                                                         -------
Japan -- 18.7%
  Advantest                                                  9,700           789
  East Japan Railway                                           131           804
  Fujikura                                                  98,000           590
  Fujitsu                                                   41,000           537
  Honda Motor                                               16,000           594
  Ito-Yokado                                                 5,000           314
  Kao                                                       32,000           646
  Kirin Brewery                                             45,000           545
  Marui                                                     19,000           340
  Minebea                                                   49,000           543
  Mitsubishi Chemical                                      231,000           488
  Mitsubishi Estate                                         35,000           325
  Nintendo                                                   4,200           390
  Nippon Sheet Glass                                       163,000           504
  Nippon Telegraph & Telephone                                 169         1,362
  Nitto Denko                                               46,000           724
  Nomura Securities                                         41,000           357
  NTT Data                                                     179           891
  Osaka Gas                                                148,000           438
  Oji Paper                                                 75,000           389
  Rohm Company                                               6,000           565
  Shizuoka Bank                                             52,000           644
  Sony                                                       8,300           603
  Sumitomo Bank                                             80,000         1,000
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Foreign Common Stocks (continued)

Japan (continued)
  Sumitomo Forestry                                         44,000       $   318
  Takeda Chemical                                           30,000         1,070
  Tokio Marine & Fire Insurance                             47,000           533
  Tokyo Electric Power                                      21,000           456
  Tokyo Kikai Seisaku                                       81,000           501
  Toyota Motor                                              35,000           920
                                                                         -------
                                                                          18,180
                                                                         -------
Malaysia -- 0.1%
  Petronas Gas (A)                                          33,000            76
                                                                         -------
Netherlands -- 6.5%
  Akzo Nobel                                                11,750           470
  Heineken                                                  15,420           832
  ING Groep                                                 13,907           810
  Koninklijke Ahold                                         25,870         1,005
  Philips Electronics                                        5,250           382
  Royal Dutch Petroleum                                     30,870         1,239
  Unilever                                                  10,380           793
  Wolter Kluwer                                              4,000           790
                                                                         -------
                                                                           6,321
                                                                         -------
Portugal -- 1.4%
  Banco Espirito Santo                                      22,722           678
  Portugal Telecom                                          13,180           663
                                                                         -------
                                                                           1,341
                                                                         -------
Singapore -- 0.4%
  City Developments                                         11,000            45
  Development Bank Singapore-F                               8,000            61
  Natsteel Electronics                                       9,000            27
  Overseas Chinese Bank                                     10,000            69
  Singapore Airlines-F                                       9,000            61
  Singapore Press Holdings                                   3,038            34
  Singapore Tech Engineering                                50,000            44
  Singapore Telecommunications                              46,000            64
                                                                         -------
                                                                             405
                                                                         -------

The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
International Equity Fund (continued)
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Foreign Common Stocks (continued)

Spain -- 3.7%
  Agroman Empresa Constructora*                             41,470        $  551
  Argentaria                                                20,340           521
  Aumar                                                     14,100           363
  Banco Central Hispanoamericano                            49,911           576
  Endesa                                                    30,840           858
  Gas Natural                                                1,829           189
  Telefonica de Espana                                      12,170           556
  Telefonica de Espana Rights*                              12,170            11
                                                                          ------
                                                                           3,625
                                                                          ------

Sweden -- 2.8%
  Astra AB, Cl A                                            35,233           761
  Electrolux, Cl B                                          21,800           338
  Ericsson, Cl B                                            24,850           672
  Nordbanken Holding AB                                     71,250           493
  Volvo, Cl B                                               16,300           444
                                                                          ------
                                                                           2,708
                                                                          ------

Switzerland -- 8.0%
  Alusuisse Lonza, Reg                                         520           583
  Credit Suisse Holdings, Reg                                2,590           414
  Holderbank Financiere Glarus                                 280           294
  Nestle SA, Reg                                               640         1,174
  Novartis SA, Reg                                             700         1,314
  Roche Holdings                                               119         1,556
  Schindler Holding                                            240           390
  UBS AG, Reg                                                3,413         1,108
  Zurich Allied, Reg                                         1,300           962
                                                                          ------
                                                                           7,795
                                                                          ------
--------------------------------------------------------------------------------
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
Foreign Common Stocks (continued)

United Kingdom -- 22.9%
  Abbey National                                            49,075       $   965
  BAA                                                       46,328           551
  Bank of Scotland                                          58,430           737
  Barclays                                                  30,700           687
  Boots                                                     46,850           682
  BP Amoco                                                  98,530         1,333
  British Aerospace                                         86,390           657
  British Telecom                                           76,182         1,167
  Cable & Wireless Communications                           35,830           467
  CMG                                                       12,840           391
  Compass Group                                             70,779           921
  Glaxo Wellcome                                            40,183         1,345
  HSBC Holdings                                             24,620           671
  Lloyds TSB Group                                          90,110         1,170
  Misys                                                     98,580         1,037
  Powergen                                                  32,800           452
  Prudential                                                76,963         1,186
  Railtrack Group                                           22,880           580
  Reed International                                        71,530           665
  Scottish & Southern Energy                                51,350           500
  SmithKline Beecham                                        96,700         1,300
  Tesco                                                    247,040           761
  Unilever                                                 105,490         1,054
  Vodafone Group                                            69,380         1,352
  Zeneca Group                                              35,880         1,648
                                                                         -------
                                                                          22,279
                                                                         -------
  Total Foreign Common Stocks
   (Cost $82,697)                                                         94,397
                                                                         -------
Total Investments -- 97.2%
 (Cost $82,697)                                                           94,397
                                                                         -------
Other Assets and Liabilities, Net -- 2.8%                                  2,699
                                                                         -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
International Equity Fund (continued)
--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
Net Assets

  Fund Shares of Fiduciary Class (unlimited
   authorization -- no par value)
   based on 2,594,951 outstanding shares
   of beneficial interest                                             $ 87,863
  Distributions in excess of net investment
   income                                                                 (223)
  Accumulated net realized loss on investments                          (2,242)
  Net unrealized depreciation on forward foreign
   currency contracts, foreign currency and
   translation of other assets and liabilities
   in foreign currency                                                      (2)
  Net unrealized appreciation on investments                            11,700
                                                                      --------
Total Net Assets -- 100.0%                                            $ 97,096
                                                                      ========
Net Asset Value, Offering and Redemption
 Price Per Share -- Fiduciary Class                                   $  37.42
                                                                      ========
-------------------------------------------------------------------------------
*    Non-income producing security

(A) The repatriation of proceeds received from the sale of this security are subject to a levy depending upon the length of time the position has been held. This levy is applicable to securities purchased before February 15, 1999. The levy ranges from 30% to 0% and is based on the date the proceeds are repatriated. As a result, this security is being treated as illiquid until September 1, 1999, when the levy is no longer in effect.

ADR --  American Depository Receipt
Cl --  Class
F --  Foreign
Reg --  Registered
Ser --  Series


The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds -- 97.9%

Alameda County, Santa Rita Jail Project,
  COP, MBIA Insured
  5.250%, 12/01/04                                          $  500        $  539
Anaheim Public Financing Authority,
  Electric Utility Projects, RB,
  MBIA Insured, Callable 04/01/03 @ 102
  5.500%, 10/01/10                                           1,750         1,881
Anaheim, Water, RB,
  Callable 02/06/99 @ 100
  5.750%, 04/01/04                                             250           251
Antioch Public Finance Authority,
  Police Facilities Project, Lease RB,
  MBIA Insured
  4.550%, 01/01/03                                             500           512
Atascadero, School District, Measure B,
  Ser A, COP, MBIA Insured,
  Callable 08/01/06 @ 102
  5.200%, 08/01/08                                           1,000         1,095
Bakersfield, Convention Center
  Expansion Project, COP,
  MBIA Insured
  5.000%, 04/01/03                                             335           353
  5.300%, 04/01/06                                             500           547
Berkeley, School District, Ser D, GO,
  FGIC Insured
  8.250%, 08/01/04                                             295           361
  8.250%, 08/01/05                                             345           433
Calleguas, Municipal Water District,
  Systems Improvement Project, COP,
  AMBAC Insured, Pre-refunded
  07/01/01 @ 102
  6.250%, 07/01/05                                           1,000         1,086
Central Coast, Water Authority, RB,
  Ser A, AMBAC Insured,
  Callable 10/01/06 @ 102
  5.000%, 10/01/07                                           2,000         2,160

--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Coachella Valley, Water District
  Improvement Flood Control Project,
  COP, AMBAC Insured
  4.500%, 10/01/06                                          $1,045        $1,093
Coast Community College, Coastline
  Community College Center Project,
  COP, MBIA Insured,
  Callable 02/01/06 @ 102
  5.200%, 02/01/08                                             500           542
  5.500%, 02/01/11                                             640           700
Contra Costa Water District,
  Ser G, RB, MBIA Insured,
  Callable 10/01/04 @ 102
  5.700%, 10/01/06                                           2,500         2,800
Contra Costa, Merrithew Memorial
  Hospital Project, COP, MBIA Insured,
  Callable 11/01/07 @ 102
  5.200%, 11/01/09                                           2,000         2,180
  5.500%, 11/01/12                                           2,160         2,381
Contra Costa, Transportation Authority
  Sales Tax, Ser A, RB, FGIC Insured
  6.875%, 03/01/07                                             500           541
Contra Costa, Transportation Authority,
  Sales Tax, RB, Ser A, FGIC Insured,
  Callable 03/01/05 @ 100
  5.300%, 03/01/06                                             600           650
Cupertino, Ser A, COP,
  Callable 01/01/03 @ 102
  5.500%, 01/01/05                                             500           539
Desert Sands, School District, COP,
  FSA Insured, Callable 03/01/05 @ 102
  5.400%, 03/01/08                                             660           722
  5.500%, 03/01/09                                             565           619
Downey, Civic Center Project, COP,
  MBIA Insured
  5.300%, 02/01/06                                             600           653


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)
--------------------------------------------------------------------------------
East Bay, Municipal Utility District
  Wastewater Treatment System,
  RB, FGIC Insured
  6.000%, 06/01/06                                          $  750        $  855
East Bay, Regal Park District,
  Ser C, GO, FGIC Insured
  6.500%, 09/01/01                                             685           738
Eastern Municipal Water District,
  Waste & Sewer, RB, COP, FGIC Insured
  5.000%, 07/01/03                                           1,395         1,473
  5.000%, 07/01/04                                           1,000         1,064
Eastern Municipal Water District,
  Water Treatment Plant, COP
  Pre-refunded 11/01/02 @ 100
  6.900%, 11/01/03                                           1,755         1,963
Education Facilities Authority, Santa Clara
  University, RB, MBIA Insured
  Callable 09/01/06 @ 102
  5.000%, 09/01/07                                             400           432
  5.100%, 09/01/08                                             510           556
Educational Facilities Authority, Pooled
  College & University Project,
  Ser C, RB, MBIA Insured
  5.000%, 03/01/05                                             560           598
  5.000%, 03/01/06                                             655           703
Escondido, High School District,
  GO, MBIA Insured
  5.200%, 11/01/06                                           1,000         1,094
Escondido, High School District,
  GO, MBIA Insured,
  Callable 11/06/06 @ 102
  5.600%, 11/01/09                                           1,000         1,127
Gilroy, School District, COP, FSA
  Insured, Callable 09/01/04 @ 102
  5.750%, 09/01/05                                           1,235         1,382

--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Glendale, School District, Ser A,
  GO, FGIC Insured
  5.500%, 09/01/05                                          $  600        $  661
Glendale School District, Ser B,
  GO, FSA Insured,
  Callable 09/01/08 @ 101
  4.625%, 09/01/09                                             670           703
Hawthorne, School District, Ser A,
  GO, FGIC Insured
  4.650%, 11/01/06                                           1,000         1,056
Health Facilities Finance Authority,
  Catholic Health Care West,
  Ser A, RB, AMBAC Insured
  Callable 07/01/05 @ 102
  5.750%, 07/01/07                                             925         1,042
Health Facilities Finance Authority,
  Catholic Health Facility,
  Ser A, RB, MBIA Insured,
  Callable 07/01/04 @ 102
  5.000%, 07/01/07                                           1,500         1,599
Health Facilities Finance Authority,
  Cedars Sinai Medical Center,
  Ser B, RB, MBIA Insured,
  Callable 08/01/07 @ 102
  4.750%, 08/01/09                                             500           526
Hollister, Redevelopment Agency,
  Tax Allocation Community
  Development Project, GO,
  AMBAC Insured,
  Callable 10/01/07 @ 102
  5.000%, 10/01/08                                             740           799
Industry, Ser 95, GO, FGIC Insured,
  Callable 07/01/05 @ 100.625
  5.500%, 07/01/10                                             670           729


The accomopanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Joshua Basin, Desert Financing Authority,
  RB, AMBAC Insured
  4.800%, 05/01/08                                          $  445        $  474
  4.900%, 05/01/09                                             465           498
Kern County, Water Agency District,
  GO, Callable 05/01/99 @ 101.75
  5.900%, 05/01/06                                             300           308
Las Virgenes, School District,
  GO, Ser A, MBIA Insured
  5.000%, 11/01/05                                           1,000         1,074
Los Angeles, County Public Works
  Financing Authority, Regal Park &
  Open Space Dist, Ser A, RB, GO,
  Callable 10/01/07 @ 101
  5.500%, 10/01/08                                           1,870         2,101
Los Angeles County Public Works
  Financing Authority, Regal Park &
  Open Space District, Ser A, RB, GO
  6.000%, 10/01/03                                             900           992
  5.250%, 10/01/05                                           1,700         1,849
Los Angeles, Department of Airports, RB,
  Ser A, FGIC Insured,
  Callable 05/15/05 @ 101
  5.500%, 05/15/08                                           1,000         1,099
Los Angeles, Department of Airports,
  RB, Ser A, FGIC Insured
  6.000%, 05/15/05                                           1,000         1,125
Los Angeles, Department of Airports, RB,
  Ser B, FGIC Insured
  6.500%, 05/15/04                                           1,840         2,086
Los Angeles, Department of
  Water & Power, RB,
  Crossover Refunded 04/01/01 @ 102
  6.750%, 04/01/06                                           1,460         1,579
Los Angeles, Ser A, GO, FGIC Insured,
  Callable 09/01/03 @ 101
  5.400%, 09/01/06                                             300           324

--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Los Angeles, Ser A, GO, FGIC Insured,
  Pre-refunded 09/01/03 @ 101
  5.800%, 09/01/09                                          $1,000        $1,102
Los Angeles, GO, Ser A, MBIA Insured
  5.500%, 09/01/04                                             700           763
Los Angeles, School District, Ser A
  GO, FGIC Insured
  4.600%, 07/01/06                                           1,050         1,104
  6.000%, 07/01/07                                           1,000         1,150
Los Angeles, School District, COP
  Ser A, GO, FSA Insured
  4.200%, 11/01/03                                             930           952
Los Angeles, Wastewater System,
  Ser B, RB, MBIA Insured,
  Callable 06/01/03 @ 102
  5.400%, 06/01/08                                             300           324
Los Angeles, Wastewater Systems,
  RB, Ser B, FGIC Insured
  5.250%, 06/01/07                                           1,000         1,095
M-S-R Public Power Agency, San Juan
  Project, RB, Ser F, AMBAC Insured,
  Callable 07/01/03 @ 102
  6.000%, 07/01/08                                             230           255
Merced County Construction &
  Equipment Project, COP, CSAC Lease,
  FSA Insured, Callable 10/01/02 @ 101
  6.000%, 10/01/05                                           1,250         1,366
Metropolitan Water District of Southern
  California, Waterworks, RB, Ser C,
  Callable 01/01/07 @ 102
  6.000%, 07/01/07                                           1,900         2,206
Metropolitan Water District of Southern
  California Waterworks, Ser B, RB,
  MBIA Insured,
  Callable 07/01/06 @ 102
  5.250%, 07/01/07                                           1,820         2,002


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Metropolitan Water District of Southern
  California Waterworks, RB,
  Callable 07/01/02 @ 102
  5.400%, 07/01/04                                          $1,000        $1,072
Milpitas Redevelopment Agency, Tax
  Allocation, Redevelopment Project
  Area # 1, MBIA Insured
  4.600%, 01/15/06                                           1,040         1,091
Modesto, Community Center
  Refinancing Project, COP,
  AMBAC Insured,
  Pre-refunded 11/01/01 @ 102
  6.500%, 11/01/07                                           1,000         1,101
Mojave Water Agency, Supplemental
  Water Entitlement, COP, MBIA Insured
  4.950%, 09/01/06                                             500           536
Mojave Water Agency, Supplemental
  Water Entitlement, COP, MBIA Insured,
  Callable 09/01/07 @ 102
  5.100%, 09/01/08                                             500           544
Monrovia, Redevelopment Agency Tax
  Allocation Project, GO, Area #1-B
  AMBAC Insured
  4.200%, 05/01/02                                             500           511
  4.300%, 05/01/03                                             500           514
Mountain View, Los Altos High School
  District, Ser B, GO,
  Callable 05/01/07 @ 102
  5.250%, 05/01/08                                             500           554
  5.350%, 05/01/09                                             755           838
  5.650%, 05/01/12                                             585           654
Mountain View, Shoreline Regal Park,
  Community Tax Allocation Project,
  Ser A, MBIA Insured,
  Callable 08/01/06 @ 102
  5.400%, 08/01/08                                             700           778
  5.600%, 08/01/10                                             500           558
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Northern California Power Agency,
  Multiple Capital Facilities,
  Ser A, RB, MBIA Insured,
  Callable 08/01/02 @ 102
  6.400%, 08/01/07                                          $2,500        $2,774
Oak Park, School District,
  GO, MBIA Insured
  5.250%, 05/01/08                                           1,015         1,116
Orange County, Municipal Water
  District, Allen-McColloch
  Pipeline, COP, MBIA Insured
  5.500%, 07/01/05                                           2,000         2,192
Orange County, Local Transportation
  Authority, Sales Tax,
  Measure M, RB
  5.500%, 02/15/01                                           1,000         1,041
Orange County, Transportation
  Authority, Sales Tax, Measure M,
  RB, FGIC Insured
  5.800%, 02/15/05                                           1,000         1,110
  6.000%, 02/15/07                                             965         1,100
  6.000%, 02/16/07                                           1,345         1,538
Orange County, Water District,
  Ser A, RB, COP, MBIA Insured,
  Callable 08/15/07 @ 101
  4.875%, 08/15/10                                           2,655         2,788
Port Oakland, Ser D, RB, MBIA Insured
  6.500%, 11/01/03                                             500           562
Redding, Electric System, Ser A,
  RB, COP, MBIA Insured
  6.150%, 07/01/02                                           1,000         1,082
Redwood City, Elementary School
  District, GO, FGIC Insured
  5.500%, 08/01/10                                           1,140         1,284
Riverside, Water, RB,
  Callable 04/01/99 @ 101
  5.750%, 04/01/03                                             250           254


The accompanying notes are an integral part of the financial statements.

[LOGO]

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Sacramento Municipal Utility District
  Electric, Ser C, RB, FGIC Insured,
  Callable 11/15/02 @ 102
  5.750%, 11/15/08                                          $  950        $1,053
Sacramento, Regional County
  Sanitation District, GO
  5.000%, 08/01/03                                           1,000         1,084
  5.000%, 08/01/04                                             870           926
Sacramento, County Sanitation District
  Financing Authority, RB, GO
  5.500%, 12/01/03                                           1,000         1,057
San Bernardino, County Transportation
  Authority, Sales Tax, Ser A, RB,
  MBIA Insured
  6.000%, 03/01/06                                           1,735         1,969
San Bernardino, County Transportation
  Authority, Sales Tax, Ser A,
  RB, FGIC Insured
  6.000%, 03/01/06                                           1,000         1,094
San Bernardino, County Transportation
  Authority, Sales Tax, RB,
  Ser A, FSA Insured
  5.250%, 03/01/07                                           2,000         2,185
San Bernardino, Municipal Water
  Department, RB, COP, FGIC Insured
  4.050%, 02/01/03                                             425           432
  4.500%, 02/01/09                                             875           908
San Diego, COP, Water Utility System,
  RB, FGIC Insured
  4.400%, 08/01/07                                             600           619
  4.400%, 08/01/08                                           1,000         1,031
San Diego County Regional
  Transportation Commission,
  Sales Tax RB, Second Ser,
  Ser A, FGIC Insured
  5.250%, 04/01/06                                           2,100         2,289

--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

San Diego County Water
  Authority, RB, COP, Ser A
  5.000%, 05/01/04                                          $2,445        $2,595
San Diego County, Regional
  Transportation Commission,
  Sales Tax, Second Ser, Ser A,
  RB, AMBAC Insured
  6.000%, 04/01/06                                           3,000         3,409
San Diego County Regional
  Transportation Commission,
  Sales Tax, RB, Ser A
  7.000%, 04/01/06                                             355           403
San Diego County, Regional
  Transportation Commission,
  Sales Tax, RB, Ser A,
  ABMAC Insured,
  Callable 04/01/06 @ 102
  5.000%, 04/01/08                                           1,995         2,155
San Diego County, Water Authority,
  Ser A, RB, COP, Pre-refunded
  05/01/01 @ 102
  6.400%, 05/01/08                                           2,000         2,170
San Diego Lease, RB,
  Callable 09/01/04 @ 102
  5.500%, 09/01/07                                             450           494
San Diego, Public Facility Financing
  Authority, Sewer, RB, FGIC Insured
  6.000%, 05/15/06                                           2,800         3,189
San Francisco, City & County Airport,
  Second Ser, RB, MBIA Insured,
  Callable 05/01/08 @ 101
  4.250%, 05/01/09                                           1,000         1,061
San Francisco City & County, Utility
  Public Safety Improvement
  Project, GO, Ser F, FGIC Insured,
  Pre-refunded 06/15/01 @ 100
  6.500%, 06/15/08                                           1,000         1,074

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

San Francisco, Bay Area Rapid
  Transportation District, Sales Tax RB,
  FGIC Insured
  5.500%, 07/01/05                                          $2,200        $2,417
San Francisco, Bay Area Rapid
  Transportation District,
  Sales Tax RB, FGIC Insured,
  Pre-refunded 07/01/01 @ 102
  6.500%, 07/01/07                                           2,000         2,185
San Francisco, New Public
  Housing Authority,
  Callable 08/01/99 @ 102
  5.000%, 08/01/03                                             350           360
San Joaquin County, Capital Facilities
  Project, COP, MBIA Insured
  4.625%, 11/15/05                                           1,035         1,085
  4.800%, 11/15/07                                           1,000         1,063
San Jose, School District, Santa Clara,
  Ser B, GO, MBIA Insured,
  Callable 08/01/08 @ 102
  4.000%, 08/01/09                                             800           797
San Jose, Redevelopment Agency,
  Tax Allocation, Merged Area
  Redevelopment Project,
  RB, AMBAC Insured,
  Callable 08/01/08 @102
  5.000%, 08/01/09                                           1,500         1,622
San Jose, Redevelopment Agency, Tax
  Allocation Merged Area Redevelopment
  Project, RB, MBIA Insured
  6.000%, 08/01/06                                           1,000         1,143
  6.000%, 08/01/07                                           1,100         1,266
  6.000%, 08/01/08                                           2,000         2,323
Santa Ana, Community Redevelopment
  Agency, Tax Allocation, Ser E
  6.400%, 12/15/10                                             780           857

--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Santa Barbara County, Local Transportation
  Authority, Sales Tax RB, FGIC Insured,
  Callable 04/01/04 @ 101
  5.000%, 04/01/07                                          $1,000        $1,059
Santa Clara County, Financing Authority
  Lease, Ser A, RB, AMBAC Insured
  4.600%, 11/15/06                                           1,350         1,423
Santa Clara County, Facilities Project,
  COP, AMBAC Insured
  Pre-refunded 05/15/02 @ 102
  6.000%, 05/15/12                                             400           439
Santa Clara, Electric RB,
  Ser A, MBIA Insured,
  Pre-refunded 07/01/02 @ 102
  6.000%, 07/01/05                                           1,000         1,080
Santa Cruz County, Public
  Financing Authority, Tax Allocation,
  RB, Ser A, MBIA Insured,
  Callable 09/01/03 @ 102
  5.100%, 09/01/05                                             500           536
Saratoga School District,
  Ser A, GO, FGIC Insured,
  Callable 09/01/07 @ 102
  4.800%, 09/01/08                                             825           881
South Coast, County Water District, RB,
  5.900%, 05/01/99                                             245           247
South Orange County, Public
  Financing Authority, Special Tax RB,
  Foothill Area, Ser C,
  GO, FGIC Insured
  7.500%, 08/15/07                                           1,000         1,255
Southern California, Public Power
  Authority, Special Obligation,
  Crossover, Ser B, AMBAC Insured,
  Callable 07/01/02 @ 102
  5.900%, 07/01/04                                           1,000         1,093

The accompanying notes are an integral part of the financial statements.

[LOGO]

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

State Department of Water,
  Ser J-2, RB
  6.000%, 12/01/06                                          $1,400        $1,606
State Public Works Board,
  various University of California
  Projects, Ser A, RB,
  Pre-refunded 12/01/02 @ 102
  6.600%, 12/01/22                                             800           902
State Public Works Board, Department of
  Corrections-Del Norte, Ser C, RB,
  4.750%, 12/01/05                                             500           528
State Public Works Board, various
  University California Project,
  Ser A, AMBAC Insured,
  Callable 12/01/07 @ 102
  5.100%, 12/01/10                                           1,000         1,081
State, GO,
  7.000%, 08/01/02                                           1,500         1,667
  6.000%, 10/01/05                                           1,300         1,471
  6.250%, 04/01/08                                           1,000         1,171
State, GO, AMBAC Insured
  6.500%, 09/01/06                                           1,000         1,179
Tulare County, Capital Improvement
  Project, Ser A, COP, MBIA Insured
  5.250%, 02/15/05                                           1,000         1,078
  5.375%, 02/15/06                                             500           547
Turlock, District Revenue,
  Ser A, MBIA Insured
  6.000%, 01/01/07                                           1,000         1,143
University of California,
  Multiple Purpose Projects,
  Ser B, RB, MBIA Insured,
  Callable 09/01/03 @ 102
  4.800%, 09/01/07                                           1,500         1,577
University of California,
  UCLA Center, RB, COP,
  Callable 11/01/03 @ 102
  5.000%, 11/01/04                                           1,000         1,064

--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Upland, Community Redevelopment
  Agency, Tax Allocation, AMBAC Insured,
  Callable 09/01/08 @ 102
  4.200%, 09/01/09                                       $    860       $    872

Walnut Valley, Water District,
  Badillo/Grand Transmission
  Project, COP, FGIC Insured,
  Pre-refunded 02/01/01 @ 102
  6.125%, 02/01/07                                            730            784

West Basin Municipal Water District,
  Ser A, COP, AMBAC Insured,
  Callable 08/01/07 @ 101
  5.000%, 08/01/08                                            425            458

West Hollywood, COP, MBIA Insured,
  Callable 02/01/08 @ 102
  4.550%, 02/01/09                                            665            690

Yorba Linda, Tax Allocation
  Redevelopment Project, RB
  Ser A, MBIA Insured
  4.250%, 09/01/04                                            800            822
                                                                        --------

Total California Municipal Bonds
  (Cost $155,314)                                                       $166,126
                                                                        --------
Cash Equivalents -- 0.5%

  Provident California Tax
    Free Money Market                                         674            674

  SEI California Tax Exempt Portfolio                         127            127
                                                                        --------

  Total Cash Equivalents
    (Cost $801)                                                              801
                                                                        --------

Total Investments -- 98.4%
  (Cost $156,115)                                                       $166,927
                                                                        --------

Other Assets and Liabilities, Net -- 1.6%                                  2,667
                                                                        --------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
Net Assets

  Fund Shares of Fiduciary Class (unlimited
    authorization -- no par value) based on
    14,974,227 outstanding shares of
    beneficial interest                                               $ 144,822
  Fund Shares of Retail Class A (unlimited
    authorization -- no par value) based
    on 1,458,558 outstanding shares of
    beneficial interest                                                  14,362
  Undistributed net investment income                                       170
  Accumulated net realized loss on investments                             (572)
  Net unrealized appreciation on investments                             10,812
                                                                      ---------
Total Net Assets -- 100.0%                                            $ 169,594
                                                                      =========
Net Asset Value, Offering and Redemption
  Price Per Share -- Fiduciary Class                                  $   10.32
                                                                      =========
Net Asset Value and Redemption Price
  Per Share -- Retail Class A                                         $   10.29
                                                                      =========
Maximum Offering Price Per Share --
  Retail Class A ($10.29 / 97%)                                       $   10.61
                                                                      =========
--------------------------------------------------------------------------------
AMBAC -- American Municipal Bond Assurance Company
COP -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Investors Assurance
RB -- Revenue Bond
Ser -- Series

The accompanying notes are an integral part of the financial statements.

[LOGO]

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------
Bond Fund
--------------------------------------------------------
Description                      Par (000)   Value (000)
--------------------------------------------------------

U.S. Treasury Obligations -- 19.5%

     U.S. Treasury Notes
       5.875%, 02/28/99            $   200    $    200
       6.500%, 04/30/99              3,250       3,266
       5.875%, 07/31/99              1,500       1,509
       7.750%, 01/31/00              1,500       1,544
       6.750%, 04/30/00              1,000       1,024
       5.750%, 11/15/00 (A)          4,800       4,887
       7.750%, 02/15/01              2,000       2,119
       6.375%, 09/30/01              1,500       1,563
       5.500%, 01/31/03 (A)          1,500       1,544
       7.250%, 05/15/04              1,580       1,769
     U.S. Treasury Bonds
       10.375%, 11/15/12 (A)         3,000       4,130
       7.250%, 05/15/16 (A)          9,850      11,987
       8.125%,  08/15/19             1,000       1,341
       8.750%, 08/15/20              4,860       6,947
       7.250%, 08/15/22 (A)          1,500       1,876
       7.125%, 02/15/23              2,800       3,466
       6.625%,  02/15/27 (A)        11,700      13,923
       6.125%,  11/15/27 (A)         3,000       3,371
                                              --------
     Total U.S. Treasury Obligations
       (Cost $58,432)                           66,466
                                              --------

U.S. Government Agency Obligaitons -- 40.5%

     Aid-Israel
       7.125%, 08/15/99              2,000       2,022
     FHLMC
       7.000%, 02/20/18              1,862       1,873
       6.250%, 01/15/24              2,000       2,021
     FNMA
       5.625%, 03/15/01 (A)         18,500      18,770
       6.200%, 09/25/02              2,000       2,001
       5.250%, 01/15/03              3,500       3,537
       5.750%, 04/15/03 (A)          2,000       2,058
       5.450%, 10/10/03              4,800       4,869
       6.850%, 09/12/05              2,000       2,046
       6.700%, 11/10/05              1,000       1,021
       6.500%, 03/25/13              1,500       1,519
       6.500%, 03/01/24              1,153       1,163

--------------------------------------------------------
Description                      Par (000)   Value (000)
--------------------------------------------------------

U.S. Government Agency Obligations (continued)

     FNMA (continued)
       8.000%, 08/01/24            $   149    $    154
       8.000%, 09/01/24                 32          33
       8.000%, 10/01/24                123         128
       8.500%, 05/01/25                657         690
       6.500%, 01/01/26                720         726
       6.500%, 05/01/26                672         678
       8.000%, 07/01/26                994       1,032
       6.000%, 12/01/27              1,955       1,933
       6.500%, 01/01/28                979         988
       6.500%, 02/01/28              1,663       1,677
       6.500%, 03/01/28              1,814       1,830
       6.500%, 04/01/28              4,763       4,805
       6.000%, 07/01/28              7,953       7,866
       6.000%, 08/01/28                993         983
       6.000%, 10/01/28              5,033       4,977
       6.500%, 11/30/28             14,803      14,933
       6.000%, 12/01/28             33,021      32,650
     GNMA
       8.000%, 04/15/17                342         356
       8.000%, 05/15/17                156         162
       6.500%, 06/15/23              2,157       2,181
       6.500%, 12/15/23              1,207       1,221
       6.500%, 01/15/24                445         450
       7.000%, 01/15/24                574         588
       7.500%, 01/15/24                952         984
       6.500%, 02/15/24                806         816
       7.500%, 02/15/24              1,167       1,206
       7.000%, 04/15/24              1,394       1,428
       7.500%, 09/15/25                698         722
       6.500%, 10/15/25                775         784
       6.500%, 04/15/26              1,780       1,801
       7.500%, 02/15/27                781         808
       7.500%, 06/15/27                423         437
       7.500%, 07/15/27              1,171       1,211
       7.500%, 08/15/27                912         943
       6.000%, 09/15/28              3,018       2,995
                                              --------
     Total U.S. Government Agency Obligations
       (Cost $135,216)                         138,076
                                              --------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------
Bond Fund (continued)
--------------------------------------------------------
Description                      Par (000)   Value (000)
--------------------------------------------------------

Supra-National -- 1.5%

     Asian Development Bank
       5.750%, 05/19/03             $5,000    $  5,019

     Total Supra-National
       (Cost $4,971)                             5,019
                                              --------

Corporate Obligations -- 28.2%

   Aerospace & Defense -- 1.2%
     Lockheed Martin
       7.700%, 06/15/08              1,500       1,701
     Ratheon
       6.150%, 11/01/08              2,500       2,572
                                              --------
                                                 4,273
                                              --------
   Automotive -- 2.3%
     Ford Motor Credit
       6.500%, 02/28/02              6,500       6,679
       7.750%, 11/15/02              1,000       1,072
                                              --------
                                                 7,751
                                              --------
   Banks -- 4.4%
     BankBoston, N.A.
       8.375%, 12/15/02              1,250       1,358
     Citicorp
       6.750%, 08/15/05              4,100       4,315
     U.S. Bancorp
       6.875%, 09/15/07              4,500       4,826
     Golden West Financial (A)
       6.700%, 07/01/02              2,800       2,909
     Mercantile Bancorp
       7.050%, 06/15/04              1,500       1,592
                                              --------
                                                15,000
                                              --------
   Beauty Products -- 0.2%
     Procter & Gamble
       8.500%, 08/10/09                500         622
                                              --------
   Computers & Services -- 1.6%
     IBM
       6.500%, 01/15/28              5,000      5,344
                                              --------

--------------------------------------------------------
Description                      Par (000)   Value (000)
--------------------------------------------------------

Corporate Obligations (continued)

   Entertainment -- 0.4%
     Walt Disney
       6.375%, 03/30/01             $1,500    $  1,538
                                              --------
   Financial Services -- 4.5%
     American General Finance
       5.370%, 12/10/01              2,000       1,998
     Associates Corporation of N.A.
       6.500%, 07/15/02              1,000       1,032
       6.000%, 04/15/03              2,000       2,035
     General Electric Capital Services
       6.500%, 11/01/06              3,500       3,741
     Lehman Brothers
       8.375%, 02/15/99              1,000       1,001
     Merrill Lynch & Co.
       Medium Term Note
       6.330%, 08/25/00              3,000       3,059
     Morgan Stanley Dean Witter
       6.125%, 10/01/03              1,300       1,324
     Salomon Brothers
       7.300%, 05/15/02              1,000       1,045
                                              --------
                                                15,235
                                              --------
   Food, Beverage & Tobacco -- 0.4%
     Bass America
       6.750%, 08/01/99                200         201
     Philip Morris
       7.750%, 01/15/27              1,000       1,149
                                              --------
                                                 1,350
                                              --------
   Foreign Governments -- 1.3%
     Hydro Quebec
       8.050%, 07/07/24              1,125       1,375
     Province of British Columbia
       7.000%, 01/15/03              1,500       1,592
     Province of Ontario
       7.375%, 01/27/03              1,500       1,607
                                              --------
                                                 4,574
                                              --------


The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                               Par (000)  Value (000)
--------------------------------------------------------------------------------

Corporate Obligations (continued)

Insurance -- 1.8%
   Travelers Property Casualty
     6.750%, 04/15/01                                       $ 6,000      $ 6,165
                                                                         -------
 Machinery -- 1.0%
   Caterpillar Tractor
     6.000%, 05/01/07                                         3,360        3,360
                                                                         -------
 Metals & Mining -- 0.5%
   Potash
     7.125%, 06/15/07                                         1,500        1,566
                                                                         -------
 Petroleum Refining -- 0.6%
   Phillips Petroleum
     7.125%, 03/15/28                                         2,000        2,067
                                                                         -------
 Printing & Publishing -- 1.2%
   E.W. Scripps
     6.375%, 10/15/02                                         4,000        4,140
                                                                         -------
 Retail -- 1.7%
   JC Penney
     6.000%, 05/01/06                                         1,230        1,216
   Sears Finance
     7.000%, 06/15/07                                         1,500        1,614
   Wal-Mart Stores (A)
     6.375%, 03/01/03                                         2,850        2,992
                                                                         -------
                                                                           5,822
                                                                         -------
 Telephones & Telecommunication -- 5.1%
   Bell Atlantic
     8.000%, 10/15/29                                         2,980        3,695
   Cable and Wireless Communications
     6.625%, 03/06/05                                         4,500        4,629
   New England Telephone & Telegraph
     6.250%, 03/15/03                                         1,500        1,547
     7.875%, 11/15/29                                         1,000        1,239
   Worldcom
     6.400%, 08/15/05                                         6,000        6,262
                                                                         -------
                                                                          17,372
                                                                         -------
   Total Corporate Obligations
     (Cost $91,846)                                                       96,179
                                                                         -------


--------------------------------------------------------------------------------
Description                                               Par (000)  Value (000)
--------------------------------------------------------------------------------

Asset-Backed Securities -- 6.2%

   American Express Master Trust 1998-1
     5.900%, 04/15/04                                       $ 4,000      $ 4,076
   Chase Manhattan Auto Grantor Trust
     6.610%, 09/15/02                                           476          483
   Citibank Credit Card Master Trust
     1997-3 Cl A
     6.839%, 02/10/04                                         2,700        2,744
   Citibank Credit Card Master Trust
     1998-3 Cl A
     5.800%, 02/07/05                                         2,000        2,025
   Contimortgage Home Equity Loan Trust
     1994-4 Cl A3
     8.090%, 09/15/09                                           970          972
   Contimortgage Home Equity Loan Trust
     1995-2 Cl A4
     8.050%, 07/15/12                                           888          899
   Contimortgage Home Equity Loan Trust,
     1995-3 Cl A4
     7.440%, 09/15/12                                         1,000        1,019
   EQCC Home Equity Loan Trust
     1995-2 Cl A4
     7.800%, 12/15/10                                         2,190        2,307
   EQCC Home Equity Loan Trust
     1996-3 Cl A6
     7.400%, 12/15/19                                         2,500        2,617
   Green Tree Financial 1995-9 Cl A
     6.800%, 01/15/27                                         2,500        2,524
   J.C. Penney Master Credit Card Trust
     9.625%, 06/15/00                                         1,500        1,581
                                                                         -------
   Total Asset-Backed Securities
     (Cost $20,801)                                                       21,247
                                                                         -------

Collateralized Mortgage Obligations -- 0.9%

   GE Capital Mortgage Service
     1994-1 Cl A6
     6.500%, 01/25/24                                         2,138        2,140
   Residential Funding Mortgage
     1992-S36 Cl A4
     6.750%, 11/25/07                                           964          969
                                                                         -------
   Total Collateralized Mortgage Obligations
     (Cost $2,826)                                                         3,109
                                                                         -------




The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Bond Fund (concluded)
--------------------------------------------------------------------------------
Description                                              Par (000)  Value (000)
--------------------------------------------------------------------------------

Cash Equivalent -- 4.4%

     Merrimac Cash Fund (B) (C)                         $  15,000     $  15,000
                                                                      ---------
     Total Cash Equivalent
       (Cost $15,000)                                                    15,000
                                                                      ---------

Repurchase Agreements -- 14.4%

     J.P. Morgan Securities, Inc.
       4.670%, dated 01/29/99, matures
       02/01/99, repurchase price
       $6,731,902 (collateralized by U.S.
       Treasury Note, 5.625%, 10/31/99;
       market value $6,864,081)                             6,729         6,729
     HSBC Securities, Inc.  (B) (C)
       4.880%, dated 01/29/99, matures
       02/01/99, repurchase price
       $42,309,011 (collateralized by
       various corporate obligations,
       0.000%-14.250%, 02/15/99-
       05/15/09: total market value
       $43,137,795)                                        42,292        42,292
                                                                      ---------
     Total Repurchase Agreements
       (Cost $49,021)                                                    49,021
                                                                      ---------
   Total Investments -- 115.6%
     (Cost $378,113)                                                    394,117
                                                                      ---------
   Payable Upon Return of
     Securities Loaned-- (16.8%)                                        (57,292)
                                                                      ---------
   Other Assets and Liabilities, Net -- 1.2%                              4,020
                                                                      ---------


--------------------------------------------------------------------------------
Description                                                         Value (000)
--------------------------------------------------------------------------------

Net Assents:

     Fund Shares of Fiduciary Class (unlimited authorization --
       no par value) based on 30,660,809 outstanding shares of
       beneficial interest                                            $ 324,482
     Fund Shares of Retail Class A (unlimited authorization --
       no par value) based on 244,951 outstanding shares of
       beneficial interest                                                2,618
     Undistributed net investment income                                    460
     Accumulated net realized loss on investments                        (2,719)
     Net unrealized appreciation on investments                          16,004
                                                                      ---------
   Total Net Assets -- 100.0%                                         $ 340,845
                                                                      =========
   Net Asset Value, Offering and Redemption
     Price Per Share -- Fiduciary Class                                  $11.03
                                                                      =========

   Net Asset Value and Redemption Price
     Per Share -- Retail Class A                                         $10.94
                                                                      =========

   Maximum Offering Price Per Share --
     Retail Class A ($10.94 / 97%)                                       $11.28
                                                                      =========

--------------------------------------------------------------------------------

(A) This security or a partial position of this security is on loan at January 31, 1999. (See footnote 2). The total value of securities on loan at January 31, 1999 was $56,203,506.

(B)  This security purchased with cash collateral held from securities lending.

(C)  Floating Rate Security

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association


The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Intermediate-Term Bond Fund
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

U.S. Treasury Obligations -- 6.3%

  U.S. Treasury
    6.250%, 05/31/00                                       $ 5,000       $ 5,099
    6.125%, 09/30/00 (A)                                     2,000         2,045
    7.250%, 05/15/04 (A)                                     7,000         7,836
    5.875%, 11/15/05 (A)                                     2,000         2,131
                                                                         -------
  Total U.S. Treasury Obligations
    (Cost $16,775)                                                        17,111
                                                                         -------

U.S. Government Agency Obligations -- 16.2%

  FHLMC
    8.000%, 05/15/00                                           347           351
    7.000%, 09/01/01                                         4,423         4,501
  FNMA
    6.200%, 09/25/02                                         1,000         1,000
    5.750%, 04/15/03 (A)                                     2,000         2,058
    5.450%, 10/10/03                                           650           659
    6.770%, 09/01/05                                         6,750         7,342
    6.850%, 09/12/05 (A)                                     2,000         2,046
    6.700%, 11/10/05                                         3,750         3,828
    6.500%, 12/01/07                                         1,300         1,323
    5.750%, 02/15/08 (A)                                     2,000         2,080
    6.000%, 05/01/09                                           704           706
    6.000%, 09/01/10                                         1,405         1,410
    6.000%, 05/01/11                                         2,200         2,208
    6.000%, 01/01/12                                         1,705         1,712
    6.000%, 03/01/13                                         2,774         2,785
  GNMA
    6.000%, 07/15/28                                         2,011         1,996
    6.000%, 08/15/28                                         1,006           998
    6.000%, 10/15/28                                         2,011         1,997
    6.500%, 01/15/29                                         5,000         5,058
  Total U.S. Government Agency Obligations
    (Cost $42,991)                                                        44,058
                                                                         -------


--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

Corporate Obligations -- 6.3%

Aerospace & Defense -- 5.0%
  Lockheed Martin
    7.450%, 06/15/04                                        $5,500       $ 5,933
  McDonnell Douglas
    6.875%, 11/01/06                                         1,000         1,086
  Raytheon
    6.750%, 08/15/07                                         6,000         6,405
                                                                         -------
                                                                          13,424
                                                                         -------
Automotive -- 7.7%
  Ford Motor Credit
    8.200%, 02/15/02                                         6,000         6,450
    6.500%, 02/28/02                                         4,500         4,624
  General Motors
    8.950%, 07/02/09                                         4,455         4,809
  General Motors Acceptance
    5.350%, 12/07/01                                         5,000         4,988
                                                                         -------
                                                                          20,871
                                                                         -------
Auto Rental & Leasing -- 1.5%
  Hertz
    6.625%, 05/15/08                                         4,000         4,115
                                                                         -------
Banks -- 9.8%
  Bank of Boston
    8.375%, 12/15/02                                         2,500         2,716
  Bankers Trust
    7.250%, 01/15/03                                         3,500         3,657
  Banponce
    6.750%, 12/15/05                                         2,000         2,120
  Citicorp
    6.750%, 08/15/05                                         4,075         4,289
  Fleet Financial
    7.125%, 04/15/06                                         5,000         5,387
  Golden West Financial
    6.700%, 07/01/02                                         1,000         1,039
  Mellon Bank Na
    7.000%, 03/15/06                                         1,500         1,605



The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Intermediate-Term Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

Corporate Obligations (continued)

  Mercantile Bancorp
    7.050%, 06/15/04                                       $ 2,500       $ 2,653
  U.S. Bancorp
    6.875%, 09/15/07                                         3,000         3,217
                                                                         -------
                                                                          26,683
                                                                         -------
Chemicals -- 2.7%
  Du Pont (E.I.) de Nemours
    6.500%, 09/01/02                                         7,000         7,306
                                                                         -------
Diversified Manufacturing -- 0.7%
  Tyco International Limited
    6.500%, 11/01/01                                         1,800         1,838
                                                                         -------
Electrical-Utilities -- 7.0%
  Arkansas Electric Cooperative
    7.330%, 06/30/08                                         2,219         2,432
  Baltimore Gas & Electric
    5.780%, 10/01/08                                         4,000         4,075
  Oklahoma Gas & Electric
    6.650%, 07/15/27                                         2,500         2,738
  Old Dominion Electric
    7.480%, 12/01/13                                         5,550         6,251
  Pacific Gas & Electric
    8.750%, 01/01/01                                         3,280         3,485
                                                                         -------
                                                                          18,981
                                                                         -------
Entertainment -- 0.8%
  Walt Disney (A)
    6.375%, 03/30/01                                         2,000         2,050
                                                                         -------
Financial Services -- 9.9%
  Associates Corporation N.A
    6.000%, 04/15/03                                         2,000         2,035
  Avco Financial Services
    7.375%, 08/15/01                                         3,500         3,657
  Bear Stearns
    6.500%, 06/15/00                                         4,000         4,047


--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

Corporate Obligations (continued)

  Commercial Credit
    6.200%, 11/15/01                                       $ 2,000       $ 2,040
  General Electric Capital Services
    6.500%, 11/01/06                                         2,000         2,138
  Lehman Brothers Holdings
    8.750%, 05/15/02                                         4,000         4,280
  Merrill Lynch & Co. Medium Term Note
    6.330%, 08/25/00                                         1,500         1,530
  Morgan Stanley Dean Witter
    6.125%, 10/01/03                                         3,000         3,056
  Salomon
    7.300%, 05/15/02                                         4,000         4,180
                                                                         -------
                                                                          26,963
                                                                         -------
Food, Beverage & Tobacco -- 1.9%
  Bass America
    6.750%, 08/01/99                                         4,000         4,025
  Grand Metro Investment
    8.625%, 08/15/01                                         1,000         1,074
                                                                         -------
                                                                           5,099
                                                                         -------
Foreign Governments -- 3.7%
  Province of British Columbia
    7.000%, 01/15/03                                         1,500         1,592
  Province of Manitoba
    6.125%, 01/19/04                                         4,000         4,145
  Province of Ontario
    7.375%, 01/27/03                                         4,000         4,285
                                                                         -------
                                                                          10,022
                                                                         -------
Gas/Natural Gas -- 1.2%
  Duke Energy
    7.875%, 08/15/04                                         3,000         3,345
                                                                         -------


The accompanying notes are an integral part of the financial statements.

[LOGO]



STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Intermediate-Term Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

Corporate Obligations (continued)

Insurance -- 2.8%
  American General Finance
    5.370%, 12/10/01                                      $  2,500      $  2,497
  Travelers Property Casualty
    6.750%, 04/15/01                                         5,000         5,138
                                                                        --------
                                                                           7,635
                                                                        --------
Machinery -- 0.4%
  Caterpillar Tractor
    6.000%, 05/01/07                                         1,000         1,000
                                                                        --------
Retail -- 3.1%
  Sears Finance
    7.000%, 06/15/07                                         5,000         5,381
  Wal-Mart
    6.375%, 03/01/03                                         3,000         3,150
                                                                        --------
                                                                           8,531
                                                                        --------
Telephones &
  Telecommunication -- 4.5%
  Cable and Wireless Communications
    6.625%, 03/06/05                                         7,000         7,201
  New England Telephone & Telegraph
    6.250%, 03/15/03                                         2,000         2,063
  WorldCom
    7.750%, 04/01/07                                         2,500         2,825
                                                                        --------
                                                                          12,089
                                                                        --------
  Total Corporate Obligations
    (Cost $162,812)                                                      169,952
                                                                        --------



--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

Asset-Backed Securities -- 9.8%

  Chase Manhattan Auto Grantor Trust
    6.610%, 09/15/02                                      $  2,859      $  2,897
  Citibank Credit Card Master Trust
    1997-3 Cl A
    6.839%, 02/10/04                                         3,000         3,049
  Citibank Credit Card Master Trust
    1998-3 Cl A
    5.800%, 02/07/05                                         3,400         3,442
  Contimortgage Home Equity Loan Trust,
    Ser 1995-3 Cl A4,
    7.440%, 09/15/12                                         3,110         3,168
  EQCC 1996-3 Cl A6
    7.400%, 12/15/19                                         2,500         2,617
  Green Tree Financial
    6.750%, 07/15/25                                         2,000         2,036
  J.C. Penney Master Credit Card Trust
    9.625%, 06/15/00                                         6,000         6,323
  J.C. Penney Master Credit Card Trust
    Series B Class A
    8.950%, 10/15/01                                         1,000         1,074
  Sears Credit Account Master Trust,
    Ser 1994-1 Cl A
    7.000%, 01/15/00                                         1,979         2,006
                                                                        --------
  Total Asset-Backed Securities
    (Cost $25,813)                                                        26,612
                                                                        --------
Collateralized Mortgage Obligations -- 0.06%

  Residential Funding Mortgage
    1992-S36 Cl A4
    6.750%, 11/25/07                                         1,554         1,563
                                                                        --------
  Total Collateralized Mortgage Obligation
    (Cost $1,554)                                                          1,563
                                                                        --------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Intermediate-Term Bond Fund (continued)
--------------------------------------------------------------------------------
Description                                             Par (000)   Value (000)
--------------------------------------------------------------------------------

Repurchase Agreements -- 6.5%

     J.P. Morgan Securities, Inc.
       4.670%, dated 01/29/99, matures
       02/01/99, repurchase price $7,698,866
       (collateralized by U.S. Treasury
       Note, par value $7,689,000,
       5.625%, 10/31/99; market
       value $7,850,352)                               $   7,696       $  7,696
     HSBC Securities, Inc.  (B) (C)
       4.880%, dated 01/29/99, matures
       02/01/99, repurchase price
       $10,001,966 (collateralized by
       various corporate obligations,
       0.000%-14.250%, 02/15/99-
       05/15/09: total market value
       $10,197,893)                                        9,998          9,998
                                                                       --------
     Total Repurchase Agreements
       (Cost $17,694)                                                    17,694
                                                                       --------
   Total Investments -- 102.1%
     (Cost $267,639)                                                    276,990
                                                                       --------
   Payable Upon Return
     of Securities Loaned -- (3.6%)                                      (9,998)
                                                                       --------
   Other Assets and Liabilities, Net -- 1.5                               4,185
                                                                       --------
Net Assets:

     Fund Shares of Fiduciary Class (unlimited authorization --
       no par value) based on 25,391,271 outstanding shares of
       beneficial interest                                             $258,370
     Fund Shares of Retail Class A (unlimited authorization --
       no par value) based on 505,153 outstanding shares of
       beneficial interest                                                5,780
     Undistributed net investment income                                    316
     Accumulated net realized loss on investments                        (2,640)
     Net unrealized appreciation on investments                           9,351
                                                                       --------
   Total Net Assets -- 100.0%                                          $271,177
                                                                       ========

   Net Asset Value, Offering and Redemption
     Price Per Share -- Fiduciary Class                                  $10.47
                                                                       ========

   Net Asset Value and Redemption Price
     Per Share -- Retail Class A                                         $10.47
                                                                       ========

   Maximum Offering Price Per Share --
     Retail Class A ($10.47 / 97%)                                       $10.79
                                                                       ========

--------------------------------------------------------------------------------
(A) This security or a partial position of this security is on loan at January 31, 1999. (See footnote 2). The total value of securities on loan at January 31, 1999 was $9,784,194.

(B)  This security purchased with cash collateral held from securities lending.

(C)  Floating Rate Security

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association



The accompanying notes are an integral part of the financial statements.

[LOG]



STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
Description                                             Par (000)   Value (000)
--------------------------------------------------------------------------------

U.S. Treasury Bills* -- 67.3%

        4.548%, 02/04/99                              $    63,453   $    63,430
        4.455%, 03/11/99                                  185,668       184,811
        4.464%, 03/18/99                                   73,233        72,833
        4.451%, 03/25/99                                   15,745        15,646
        4.599%, 04/01/99                                  150,000       148,900
        4.295%, 04/15/99                                   31,591        31,325
        4.549%, 05/27/99                                  117,613       115,962
        4.544%, 06/10/99                                  108,581       106,875
        4.696%, 07/01/99                                   50,000        49,057
                                                                    -----------
     Total U.S. Treasury Bills
       (Cost $788,839)                                                  788,839
                                                                    -----------

U.S. Treasury Notes -- 53.1%

        5.000%, 01/31/99                                   30,159        30,159
        5.875%, 01/31/99                                  226,611       226,611
        5.000%, 02/15/99                                  159,266       159,262
        6.250%, 05/31/99                                   30,539        30,694
        5.875%, 07/31/99                                   50,000        50,295
        5.875%, 08/31/99                                  125,426       126,290
                                                                    -----------
     Total U.S. Treasury Notes
       (Cost $623,311)                                                  623,311
                                                                    -----------
   Total Investments -- 120.4%
     (Cost $1,412,150)                                                1,412,150
                                                                    -----------
   Payable for Securities Purchased -- (21.3%)                         (249,329)
                                                                    -----------
   Other Assets and Liabilities, Net -- 0.9%                              9,931
                                                                    -----------



--------------------------------------------------------------------------------
Description                                                         Value (000)
--------------------------------------------------------------------------------

Net Assets:

     Fund Shares of Fiduciary Class (unlimited authorization --
       no par value) based on 236,431,810 outstanding shares of
       beneficial interest                                           $  236,432
     Fund Shares of Retail Class A (unlimited authorization --
       no par value) based on 936,299,268 outstanding shares of
       beneficial interest                                              936,299
     Undistributed net investment income                                     47
     Accumulated net realized loss on investments                           (26)
                                                                     ----------
   Total Net Assets -- 100.0%                                        $1,172,752
                                                                     ==========

   Net Asset Value, Offering and Redemption
     Price Per Share -- Fiduciary Class                                   $1.00
                                                                     ==========

   Net Asset Value, Offering and Redemption
     Price Per Share -- Retail Class A                                    $1.00
                                                                     ==========

--------------------------------------------------------------------------------
* Represents the yield to maturity at date of purchase.



The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
U.S. Government Money Market Fund
--------------------------------------------------------------------------------
Description                                             Par (000)   Value (000)
--------------------------------------------------------------------------------

U.S. Government Agency Obligations-Discounted* -- 51.3%

     FFCB
       4.734%, 02/04/99                                  $ 10,330     $ 10,326
       4.809%, 03/15/99                                    17,610       17,512
     FHLB
       5.073%, 02/03/99                                    20,000       19,994
     FHLMC
       4.734%, 02/04/99                                    10,000        9,996
       4.814%, 02/05/99                                    10,390       10,384
       5.079%, 02/09/99                                    10,000        9,989
       4.798%, 02/10/99                                     7,500        7,491
       4.744%, 02/11/99                                    20,000       19,974
       5.137%, 02/11/99                                    10,000        9,986
       4.737%, 02/18/99                                    10,000        9,978
       5.079%, 02/26/99                                    10,000        9,965
       5.019%, 03/10/99                                    10,000        9,949
       5.042%, 03/10/99                                    10,000        9,949
       5.060%, 03/26/99                                    20,803       20,650
       4.822%, 07/08/99                                    12,770       12,508
     FNMA
       5.134%, 02/10/99                                    20,000       19,975
       4.960%, 02/16/99                                    15,000       14,969
       5.012%, 03/08/99                                    19,000       18,909
       4.706%, 04/20/99                                    17,720       17,543
                                                                      --------
     Total U.S. Government Agency
       Obligations-Discounted*
       (Cost $260,047)                                                 260,047
                                                                      --------

 U.S. Government Agency Obligations -- 33.2%

    FFCB
       5.375%, 03/02/99                                    15,000       14,997
     FHLB
       5.150%, 09/30/99                                    10,000       10,000
       4.800%, 10/13/99 (A)                                15,000       15,000
       5.030%, 10/29/99                                    30,000       29,998
       5.000%, 01/05/00                                    15,000       14,997
       4.790%, 02/04/00                                    15,000       14,991


--------------------------------------------------------------------------------
Description                                             Par (000)   Value (000)
--------------------------------------------------------------------------------

U.S. Government Agency Obligations (continued)

     FNMA
       4.912%, 04/28/99 (A)                             $  10,000    $   9,999
       5.880%, 11/03/99                                    13,625       13,749
     SLMA (A)
       5.112%, 05/20/99                                    15,000       15,000
       5.062%, 06/17/99                                    15,000       15,000
       5.062%, 02/14/00                                    15,000       14,989
                                                                      --------
     Total U.S. Government Agency Obligations
       (Cost $168,720)                                                 168,720
                                                                      --------

U.S. Treasury Bill* -- 2.0%

       4.119%, 04/15/99                                    10,000        9,918
                                                                      --------
     Total U.S. Treasury Bill
       (Cost $9,918)                                                     9,918
                                                                      --------


Repurchase Agreements -- 16.5%


     Deutsche Bank Securities, Inc.
       4.690%, dated 01/29/99, matures
       02/01/99, repurchase price
       $55,006,347 (collateralized by
       various U.S. Treasury Obligations,
       total par value $47,390,000,
       6.000%-9.1250,08/15/00-05/15/18;
       total market value $56,084,796)                     54,985       54,985
     Warburg, Dillon, Read, LLC
       4.670%, dated 01/29/99, matures
       02/01/99, repurchase price
       $28,945,093 (collateralized by
       various U.S. Treasury Obligations,
       total par value $30,117,000, 0.00%-
       5.625%, 07/15/99-05/15/01:
       market value 29,512,871)                            28,934       28,934
                                                                      --------
     Total Repurchase Agreements
       (Cost $83,919)                                                   83,919
                                                                      --------


The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
U.S. Government Money Market Fund (concluded)
--------------------------------------------------------------------------------
Description                                                         Value (000)
--------------------------------------------------------------------------------

Total Investments -- 103.0%
  (Cost $522,604)                                                     $ 522,604
                                                                      ---------
Payable for Securities Purchased -- (3.0%)                              (14,991)
                                                                      ---------
Other Assets and Liabilities, Net -- (0.0%)                                (281)
                                                                      ---------

Net Assets:

     Fund Shares of Fiduciary Class (unlimited authorization --
       no par value) based on 369,451,431 outstanding shares
       of beneficial interest                                         $ 369,451
     Fund Shares of Retail Class A (unlimited authorization --
       no par value) based on 137,942,322 outstanding shares of
       beneficial interest                                              137,943
     Fund Shares of Retail Class B (unlimited authorization --
       no par value) based on 51,666 outstanding shares of
       beneficial interest                                                   52
     Undistributed net investment income                                      1
     Accumulated net realized loss on investments                          (115)
                                                                      ---------
   Total Net Assets -- 100.0%                                         $ 507,332
                                                                      =========

   Net Asset Value, Offering and Redemption
     Price Per Share -- Fiduciary Class                                   $1.00
                                                                      =========

   Net Asset Value, Offering and Redemption
     Price Per Share -- Retail Class A                                    $1.00
                                                                      =========

   Net Asset Value, Offering and Redemption
     Price Per Share -- Retail Class B                                    $1.00
                                                                      =========

--------------------------------------------------------------------------------
*Represents the yield to maturuty at date of purchase.

(A) Adjustable Rate Security -- The rate reflected on the statement of net assets is the rate in effect on January 31, 1999.

FFCB -- Federal Farm Credit Bank

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

SLMA -- Student Loan Marketing Association


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Diversified Money Market Fund
--------------------------------------------------------------------------------
Description                                               Par (000)  Value (000)
--------------------------------------------------------------------------------

Certificates of Deposit - Domestic -- 3.8%

     Chase Manhattan Bank (USA),
       Wilmington, DE
       5.000%, 02/22/99                                    $ 50,000     $ 50,000
     Huntington National Bank,
       Columbus, OH
       4.900%, 10/22/99                                      50,000       50,000
                                                                        --------
     Total Certificates of Deposit
       (Cost $100,000)                                                   100,000
                                                                        --------

Certificates of Deposit - Yankee -- 14.0%

     ABN AMRO Bank, N.V. Chicago
       5.750%, 03/31/99                                      50,000       49,996
       4.940%, 12/02/99                                      25,000       25,012
     Bank Austria A.G., New York
       5.670%, 07/23/99                                      51,000       51,124
     Barclays Bank PLC, New York (A)
       4.937%, 06/01/99                                      50,000       49,988
     Rabobank Nederland N.V., New York
       4.990%, 04/20/99                                      50,000       50,000
       5.660%, 07/06/99                                      40,000       40,103
     Societe Generale, New York
       5.780%, 03/31/99                                      50,000       49,996
     Toronto Dominion Bank, New York
       4.980%, 07/06/99                                      50,000       50,002
                                                                        --------
     Total Certificates of Deposit - Yankee
       (Cost $366,221)                                                   366,221
                                                                        --------

Eurodollar Certificates of Deposit -- 3.8%

     Bayerische Hypo-Und Vereinsbank,
       A.G. London
       5.140%, 02/08/99                                      50,000       50,000
       5.070%, 04/09/99                                      50,001       50,001
                                                                        --------
     Total Eurodollar Certificates of Deposit
       (Cost $100,001)                                                   100,001
                                                                        --------

Eurodollar Time Deposit -- 1.9%

     Westdeutsche Landesbank Girozentrale, London
       4.813%, 02/01/99                                      50,000       50,000
                                                                        --------
     Total Eurodollar Time Deposit
       (Cost $50,000)                                                     50,000
                                                                        --------


--------------------------------------------------------------------------------
Description                                               Par (000)  Value (000)
--------------------------------------------------------------------------------

Bank Notes -- 9.4%

     American Express Centurion Bank (A)
       4.943%, 07/14/99                                    $ 50,000     $ 50,000
     Bank One, Texas (A)
       5.362%, 02/12/99                                      46,000       46,005
     FCC National Bank, Wilmington, DE
       4.950%, 03/23/99                                      50,000       50,000
     Keybank N.A. (A)
       5.304%, 09/30/99                                      50,000       50,000
     NationsBank N.A
       5.070%, 04/15/99                                      50,000       50,000
                                                                        --------
     Total Bank Notes
       (Cost $246,005)                                                   246,005
                                                                        --------

Commercial Paper* -- 45.5%

   ABS - Trade Receivables -- 16.7%
     Clipper Receivables Corp. (B)
       4.881%, 02/23/99                                      50,000       49,852
     Corporate Receivables Corp. (B)
       4.877%, 03/04/99                                      50,000       49,791
     CXC, Inc. (B)
       5.192%, 05/17/99                                      50,000       49,262
     Edison Asset Secur Corp., LLC (B)
       5.275%, 03/22/99                                      30,000       29,788
       5.076%, 05/18/99                                      40,000       39,417
     Eureka Securitization, Inc. (B)
       4.870%, 04/14/99                                      40,000       39,614
     International Securitization Corp. (B)
       5.505%, 02/24/99                                      53,470       53,285
     Lexington Parker Capital
       Co., LLC (B)
       4.896%, 04/14/99                                      22,050       21,837
     Park Avenue Receivables Corp. (B)
       4.934%, 02/18/99                                      41,155       41,060
     WCP Funding, Inc. (B)
       4.938%, 03/09/99                                      25,000       24,878
     Windmill Funding Corp. (B)
       5.452%, 02/05/99                                      12,650       12,642
       5.529%, 02/19/99                                      25,000       24,932
                                                                        --------
                                                                         436,358
                                                                        --------


The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Diversified Money Market Fund (continued)
--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

Commercial Paper* (continued)
ABS - Diversified Financial Assets -- 7.7%
  Beta Finance, Inc. (B)
    5.130%, 04/07/99                                   $   50,000     $   49,549
  CC (USA), Inc. (B)
    5.177%, 02/16/99                                       50,000         49,894
    5.130%, 04/07/99                                       25,000         24,774
  Sigma Finance, Inc. (B)
    5.317%, 03/12/99                                       30,000         29,830
    5.171%, 05/21/99                                       29,474         29,024
    5.171%, 05/24/99                                       20,000         19,686
                                                                      ----------
                                                                         202,757
                                                                      ----------
Automotive -- 11.6%
  Daimler Benz N.A
    5.086%, 04/23/99                                       40,000         39,550
    5.130%, 05/18/99                                       19,000         18,720
    5.136%, 05/28/99                                       50,000         49,194
  General Motors Acceptance Corp.
    4.822%, 02/01/99                                       50,000         50,000
    5.311%, 02/18/99                                       50,000         49,876
  Hertz Corporation
    4.891%, 05/07/99                                       50,000         49,364
    5.066%, 06/21/99                                       50,000         49,039
                                                                      ----------
                                                                         305,743
                                                                      ----------
Banking -- 1.9%
  Nationwide Building Society
    5.372%, 03/15/99                                       50,000         49,695
                                                                      ----------
Brokerage -- 5.7%
  Goldman Sachs Group LP (A)
    4.922%, 03/25/99                                      100,000        100,000
  Morgan Stanley, Dean Witter & Co.
    4.902%, 02/01/99                                       50,000         50,000
                                                                      ----------
                                                                         150,000
                                                                      ----------
Diversified Operations -- 1.9%
  General Electric Capital, Corp.
    4.812%, 02/01/99                                       50,000         50,000
                                                                      ----------
  Total Commercial Paper
    (Cost $1,194,553)                                                  1,194,553
                                                                      ----------


--------------------------------------------------------------------------------
Description                                              Par (000)   Value (000)
--------------------------------------------------------------------------------

Corporate Obligations (Medium Term Notes) -- 7.9%

  General Electric Capital, Corp. (A)
    5.189%, 09/09/99                                   $   50,000     $   50,000
  Merrill Lynch & Co. Inc., Ser B (A)
    5.010%, 03/24/99                                       30,000         30,004
    5.087%, 02/04/00                                       50,000         50,000
  Merrill Lynch & Co. Inc.,  Ser B
    5.765%, 06/10/99                                       10,000         10,025
    6.070%, 09/27/99                                       12,800         12,879
  Sigma Finance Inc. (A) (B)
    4.960%, 02/22/00                                       40,000         40,000
  Suntrust Banks, Inc. (A)
    5.406%, 08/06/99                                       15,000         15,017
                                                                      ----------
  Total Corporate Obligations
    (Medium Term Notes)
    (Cost $207,925)                                                      207,925
                                                                      ----------

U.S. Treasury Bill* -- 3.8%

    4.195%, 04/15/99                                      100,000         99,178
                                                                      ----------
  Total U.S. Treasury Bill
    (Cost $99,178)                                                        99,178
                                                                      ----------

U.S. Government Agency Obligations -- 5.7%

  FHLB
    5.150%, 09/30/99                                       50,000         50,000
  FNMA (A)
    4.812%, 03/16/99                                       50,000         49,997
    4.822%, 07/28/99                                       50,000         49,975
                                                                      ----------
  Total U.S. Government Agency Obligations
    (Cost $149,972)                                                      149,972
                                                                      ----------


The accompanying notes are an integral part ofthe financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Diversified Money Market Fund (concluded)
--------------------------------------------------------------------------------
Description                                               Par (000)  Value (000)
--------------------------------------------------------------------------------

Repurchase Agreements -- 4.0%

     Deutsche Bank Securities, Inc.
       4.690%, dated 01/29/99, matures
       02/01/99, repurchase price
       $81,391,579 (collateralized by
       various U.S. Treasury Obligations,
       total par value $92,729,000, 0.000%-
       13.250%, 08/19/99-11/15/24;
       total market value $82,987,049)                      $81,360  $   81,360
     J.P. Morgan Securities, Inc.
       4.670%, dated 01/29/99, matures
       02/01/99, repurchase price
       $1,836,469 (collateralized by
       U.S. Treasury Note, par value
       $1,866,000, 4.625%, 12/31/00;
       market value $1,873,212)                               1,836       1,836
     Warburg, Dillon, Read, LLC
       4.670%, dated 01/29/99,
       matures 02/01/99, repurchase
       price (collateralized by U.S.
       Treasury Bill, par value
       $22,687,000, 0.000%, 04/15/99;
       market value $22,477,690)                             22,030      22,030
                                                                     ----------
     Total Repurchase Agreements
       (Cost $105,226)                                                  105,226
                                                                     ----------
   Total Investments -- 99.8%
     (Cost $2,619,081)                                                2,619,081
                                                                     ----------
   Other Assets and Liabilities, Net-- 0.2%                               5,014
                                                                     ----------

--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
Net Assets:

     Fund Shares of Fiduciary Class (unlimited authorization --
       no par value) based on 1,215,680,288 outstanding shares of
       beneficial interest                                           $1,215,679
     Fund Shares of Retail Class A (unlimited authorization --
       no par value) based on 1,410,347,261 outstanding shares
       of beneficial interest                                         1,410,348
     Undistributed net investment income                                      5
     Accumulated net realized loss on investments                        (1,937)
                                                                     ----------

   Total Net Assets -- 100.0%                                        $2,624,095
                                                                     ==========

   Net Asset Value, Offering and Redemption
     Price Per Share -- Fiduciary Class                                   $1.00
                                                                     ==========

   Net Asset Value, Offering and Redemption
     Price Per Share -- Retail Class A                                    $1.00
                                                                     ==========
--------------------------------------------------------------------------------
* Represents the yield to maturity at date of purchase.

(A) Adjustable Rate Security -- The rate reflected on the Statement of Net Assets is the rate in effect on January 31, 1999.

(B) Securities sold within the terms of a private placement memorandum, except from registration under Section 3a-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

FHLB -- Federal Home Loan Bank

FNMA -- Federal National Mortgage Association

Ser -- Series

The accompanying notes are an integral part of the financial statements.

[LOGO]




STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund
--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds -- 98.5%
ABAG, California Financial
  Authority For Nonprofit Corps
  American Baptist Homes
  West Project, Ser C (A) (B)(C)
  3.100%, 02/01/99                                          $1,000        $1,000

Alameda County Water District Tax
  Exempt RB 3.5% 06/01/99
  MBIA Insured
  3.500%, 06/01/99                                             500           501

Alternative Energy Source Finance
  Authority, GE Capital Corporation-
  Arroyo Energy Project,  VRDN
  (A) (B) (C)
  2.350%, 02/03/99                                           1,100         1,100

Anaheim Public Improvement
  Corporation, 1995 Police Facilities
  Refinancing Project, COP, VRDN,
  AMBAC Insured (A) (B) (C)
  2.230%, 02/03/99                                           3,100         3,100

Anaheim, Housing Authority, Bel Page
  Project, VRDN (A) (B) (C)
  2.300%, 02/03/99                                           6,000         6,000

Brea Public Finance Authority
  Lease Tax Exempt RB 3.5% 07/01/99
  MBIA Insured
  3.500%, 07/01/99                                             500           501

Camarillo, Public Finance Authority-
  Lease, TECP, MBIA Insured
  3.500%, 12/01/99                                           1,120         1,125

Camarillo, Multi-Family Housing
  Revenue, Heritage Park Apartments,
  VRDN, (A) (B) (C)
  2.300%, 07/15/19                                           1,900         1,900

Carlsbad, Housing & Revenue, Ser A,
  VRDN, RB (A) (B)(C)
  2.400%, 12/01/05                                           1,000         1,000

--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)
Central Valley School District, RB,
  MBIA Insured
  5.600%, 02/01/99                                        $ 1,000        $ 1,000
Contra Costa, Water District, TECP
  2.800%, 03/09/99                                          5,000          5,000
  2.550%, 04/06/99                                          5,000          5,000
Culver City, Finance Authority, RB
  7.100%, 11/01/99                                          1,000          1,049
Dublin, Housing Finance
  Authority, Multi-Family, RB,
  VRDN (A) (B) (C)
  2.350%, 06/15/28                                          2,500          2,500
East Bay, Waste Water, TECP
  2.600%, 03/04/99                                          9,000          9,000
Eastern Municipal Water District,
  COP, Ser B, VRDN, RB,
  FGIC Insured (A) (B)
  2.300%, 07/01/20                                         16,635         16,635
Economic Development Financing
  Authority, California Independent
  Systems Project, Ser C, VRDN
  (A) (B) (C)
  2.610%, 04/01/08                                          3,000          3,000
Education Facilities Authority,
  Carnegie Institute, TECP
  2.600%, 02/18/99                                          1,000          1,000
  3.150%, 02/18/99                                          1,000          1,000
  2.550%, 04/15/99                                          5,000          5,000
Education Facilities Authority,
  Stanford University, Ser L,
  VRDN, RB (A) (B)
  2.200%, 10/01/14                                          1,000          1,000
Encina, Wastewater
  Management, RB,
  Pre-refunded 08/01/99 @ 102
  6.875%, 08/01/11                                          3,400          3,527
Escondino, County Deviation,
  VRDN (A) (B)(C)
  2.400%, 10/12/16                                          2,800          2,800

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund (continued)
--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)


Health Facilities Finance Authority,
  Scripps Health Project, Ser B,
  VRDN, RB (A) (B) MBIA Insured
  2.350%, 10/01/22                                        $11,000        $11,000

Health Facilities Finance Authority,
  Adventist Health Systems,
  VRDN, RB, (A) (B) (C)
  2.300%, 08/01/21                                          1,500          1,500

Health Facilities Finance Authority,
  Catholic Healthcare, MBIA Insured,
  VRDN, RB (A) (B)
  2.300%, 07/01/12                                          1,300          1,300

Health Facilities Finance Authority,
  Pooled Loan Program, Ser B,
  VRDN, RB (A) (B)
  2.100%, 10/01/10                                          4,100          4,100

Health Facilities Finance Authority,
  Pooled Loan Program, Ser A,
  VRDN, RB (A) (B) (C)
  2.100%, 09/01/20                                            710            710

Health Facilities Finance Authority,
  Pooled Loan Program, VRDN, RB,
  Rabo Insured (A)
  2.100%, 06/01/07                                            100            100

Health Facilities Finance Authority,
  Santa Barbara Cottage, Ser B,
  VRDN, RB (A) (B) (C)
  2.300%, 09/01/05                                          3,555          3,555

Health Facilities Finance Authority,
  Santa Barbara Cottage, Ser C,
  VRDN, RB (A) (B) (C)
  2.300%, 09/01/15                                          6,000          6,000

Health Facilities Finance Authority,
  St. Francis Medical, Ser F, RB,
  VRDN, MBIA Insured (A) (B)
  2.300%, 07/01/10                                          3,000          3,000
--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Health Facilities Finance Authority,
  St. Joseph's Hospital,
  VRDN, RB (A) (B)
  2.900%, 07/01/13                                          $5,175        $5,175

Health Facility Authority,
  Catholic West Ser 97 B,
  VRDN (A) (B) MBIA Insured
  2.300%, 07/01/22                                           2,500         2,500

Health Facility Authority,
  Catholic West Ser 97 C,
  VRDN (A) (B) MBIA Insured
  2.300%, 07/01/22                                           1,100         1,100

Housing Agency, VRDN, RB (A) (B)
  2.250%, 07/15/13                                           2,300         2,300

Irvine Ranch, Water District,
  Consolidated Ser 1989,
  VRDN, GO (A) (B) (C)
  3.200%, 06/01/15                                           6,000         6,000

Irvine Ranch, Water District,
  VRDN, RB, (A) (B)(C)
  3.000%, 09/02/24                                           1,000         1,000

Jurupa County, Service District,
  RB, FSA Insured
  3.750%, 09/01/99                                           1,000         1,005

Livermore, Portola Meadows
  Apartments Project, VRDN,
  RB, (A) (B) (C)
  2.400%, 05/01/19                                           5,100         5,100

Long Beach, Harbor RB
  5.000%, 05/15/99                                           1,200         1,206

Los Angeles, City Waste Water, TECP
  2.850%, 02/17/99                                           5,000         5,000
  2.900%, 03/16/99                                           1,500         1,500

Los Angeles, Capital Asset Lease, TECP
  2.950%, 03/05/99                                           5,800         5,800
  2.800%, 03/08/99                                           5,000         5,000

The accompanying notes are an integral part of the financial statements.

[LOGO]
STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund (continued)
--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Los Angeles County, California Pension
  Obligation, Ser A, VRDN
  (A) (B) AMBACInsured
  2.200%, 06/30/07                                         $ 2,300       $ 2,300

Los Angeles County, Metropolitan
  Transportation Authority, Ser A,
  VRDN, RB MBIA Insured (A) (B)
  2.300%, 07/01/20                                          25,600        25,600

Los Angeles County, Pension
  Obligation, Ser B, RB, VRDN (A) (B)
  AMBAC Insured
  2.200%, 06/30/07                                           2,000         2,000

Los Angeles County, Public Works
  Finance Authority, Ser A,
  MBIA Insured
  6.000%, 09/01/99                                           2,000         2,028

Los Angeles County,
  Pension Obligation,
  Ser C, RB, VRDN, AMBAC
  Insured (A) (B)
  2.200%, 06/30/07                                          10,400        10,400

Los Angeles County,
  Ser A, VRDN, RB,
  FGIC Insured (A) (B)
  2.200%, 07/01/12                                           5,700         5,700

Los Angeles, Meadowridge, Multi-Family
  Housing, VRDN (A) (B)
  2.400%, 09/01/18                                           4,600         4,600

Los Angeles, Multi-Family
  Housing, Ser K,
  VRDN, RB (A) (B)
  2.500%, 07/06/10                                          20,800        20,800

Los Angeles, TRAN, Ser A
  4.500%, 06/30/99                                           1,000         1,004

Los Angeles, Transportation, TECP
  3.500%, 03/05/99                                          12,608        12,608

--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Los Angeles, Unified School District
  Authority, Belmont Learning
  Complex Project, Ser A,
  VRDN (A) (B) (C)
  2.350%, 12/01/17                                         $16,700       $16,700

Los Angeles, Waste Water, RB,
  Pre-refunded 02/01/99 @ 102
  7.100%, 02/01/21                                           3,500         3,570

Los Angeles, Wastewater System,
  Ser A, RB, MBIA Insured
  8.500%, 06/01/99                                           1,775         1,803

Metro Water District of Southern
  California, RB
  5.000%, 07/01/99                                           1,000         1,008
  7.000%, 07/01/99                                           2,960         3,002

Metro Water District of Southern
  California, TECP
  2.900%, 02/17/99                                           2,000         2,000
  3.100%, 02/18/99                                           1,000         1,000
  2.800%, 03/09/99                                           1,600         1,600
  2.750%, 05/17/99                                           1,800         1,800

Modesto Irrigation District, RB,
  AMBAC Insured
  4.250%, 07/01/99                                           1,000         1,005

Modesto Irrigation District, TECP
  3.150%, 02/05/99                                          10,000        10,000

Modesto Multi-Family Housing,
  Live Oak Project, VRDN, RB (A) (B)
  2.300%, 09/01/24                                           2,300         2,300

Northern California, Power-Combustion,
  RB, MBIA Insured
  4.000%, 08/15/99                                           4,310         4,336

Northern California, Power-Transmission,
  TECP, MBIA Insured
  4.000%, 08/15/99                                           1,100         1,107


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund (continued)
--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Ontario Industrial Development
  Authority, Winsford Partners Project,
  Ser A, VRDN, RB (A) (B) (C)
  2.600%, 09/01/08                                           $1,900       $1,900

Orange County, Housing Authority,
  VRDN (A) (B)
  2.300%, 12/01/08                                            1,800        1,800
  2.200%, 10/01/17                                            1,050        1,050

Orange County, Transportation
  Authority, TECP
  3.050%, 02/24/99                                            3,000        3,000

Orange County, Water District, PN,
  MBIA Insured
  5.000%, 07/01/99                                            2,810        2,827

Orange County, Water District, TECP
  2.850%, 05/14/99                                            7,200        7,200

Orange County, Apartment
  Development Authority,
  Wood Canyon Villas,
  AMT (A) (B) (C)
  2.450%, 12/01/21                                            2,000        2,000

Oxnard Housing Authority, Seawind
  Apartment Projects, Ser A,
  VRDN, RB (A) (B) (C)
  2.700%, 12/01/20                                            2,750        2,750

Pasadena, Electric, RB, MBIA Insured
  4.750%, 08/01/99                                            1,590        1,600

Pleasanton, GO, FGIC Insured
  3.500%, 08/01/99                                            1,130        1,133

Pollution Control Finance
  Authority, TECP
  2.900%, 03/10/99                                            4,000        4,000

Pollution Control Finance Authority,
  Pacific Gas and Electric, AMT,
  VRDN, RB (A) (B) (C)
  3.200%, 11/01/26                                            6,100        6,100


--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Pollution Control Finance Authority,
  Pacific Gas and Electric,
  VRDN, RB (A) (B) (C)
  3.100%, 11/01/26                                        $ 7,000        $ 7,000

Pollution Control Finance
  Authority, Shell Oil,
  Project A, VRDN, RB (A) (B)
  2.900%, 10/01/07                                          2,800          2,800

Pollution Control Finance Authority,
  AMT, Shell Oil, Project A,
  VRDN (A) (B)
  3.150%, 10/01/24                                          6,400          6,400

Pollution Control Finance
  Authority, Burney Forest,
  VRDN, RB (A) (B) (C)
  3.150%, 09/01/20                                         14,800         14,800

Pollution Control Finance
  Authority, Chevron Project,
  VRDN, RB (A) (B)
  4.000%, 05/15/99                                          2,585          2,585

Pollution Control Finance
  Authority, Chevron
  USA Project, Ser B,
  VRDN, RB (A) (B)
  3.900%, 06/15/99                                          3,100          3,101

Pollution Control Finance Authority,
  Delano Project 1989,
  VRDN, RB (A)(B)(C)
  3.250%, 08/01/19                                          4,300          4,300

Pollution Control Finance Authority,
  Delano Project 1990, VRDN,
  RB (A) (B) (C)
  3.250%, 08/01/19                                          1,700          1,700

Pollution Control Finance Authority,
  Delano Project 1991, VRDN,
  RB (A) (B) (C)
  3.250%, 08/01/19                                            500            500

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund (continued)
--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Pollution Control Finance
  Authority, Exxon Project,
  VRDN, RB (A) (B)
  3.050%, 12/01/12                                         $ 5,000       $ 5,000

Pollution Control Finance Authority,
  Honey Lake Power Project,
  VRDN, RB (A) (B) (C)
  3.250%, 09/01/18                                           6,500         6,500

Pollution Control Finance Authority,
  Shell Oil, Ser A, VRDN, RB (A) (B)
  2.900%, 11/01/00                                           3,000         3,000
  2.900%, 10/01/08                                           4,000         4,000

Pollution Control Finance Authority,
  Shell Oil, Ser A, VRDN, RB,
  MBIA Insured (A) (B)
  2.900%, 10/01/10                                             600           600

Pollution Control Finance Authority,
  Shell Oil, VRDN, RB (A) (B)
  2.900%, 10/01/06                                           3,200         3,200

Pollution Control Finance Authority,
  Southern California Edison,
  Ser D, VRDN, RB (A) (B)
  3.200%, 02/28/08                                          17,705        17,705

Pollution Control Finance Authority,
  Southern California Edison, Ser A,
  VRDN, RB (A) (B)
  3.200%, 02/28/08                                          12,600        12,600

Pollution Control Finance Authority,
  Southern California Edison, Ser B,
  VRDN, RB, (A) (B)
  3.200%, 02/28/08                                           1,600         1,600

Pollution Control Finance Authority,
  Shell Oil, Ser A, VRDN, RB, (A) (B)
  2.900%, 10/01/11                                           4,100         4,100

Pollution Control Finance Authority,
  Shell Oil, VRDN, RB, (A) (B)
  2.900%, 10/01/09                                           2,500         2,500


--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

Pollution Control Finance Authority,
  Southern California Edison, Ser C,
  VRDN, RB (A) (B)
  3.200%, 02/28/08                                         $ 2,200       $ 2,200

Rancho Mirage, Eisenhower Medical
  Center, VRDN (A) (B) MBIA Insured
  2.350%, 07/01/22                                           6,800         6,800

Riverside County, COP, Public
  Improvement, VRDN, (A) (B)(C)
  2.100%, 12/01/15                                           1,900         1,900

Riverside County, COP, MBIA Insured
  4.750%, 11/01/99                                           4,210         4,267

Riverside County, TECP (C)
  2.600%, 05/13/99                                           5,000         5,000

Riverside County, Riverside County
  Public Facilities, COP, Ser 1985 A,
  VRDN (A) (B) (C)
  2.100%, 12/01/15                                          14,700        14,700

Roseville, Finance Authority,
  Ser A, FSA Insured
  4.000%, 09/01/99                                           1,000         1,003

Sacramento, Cogeneration Authority,
  RB, MBIA Insured
  4.500%, 07/01/99                                           1,000         1,004

Sacramento, Municipal Utility
  District, TECP (C)
  2.850%, 03/18/99                                          16,713        16,713

San Bernadino County, Housing
  Authority, Victoria Terrace, Project A,
  VRDN, RB (A) (B) (C)
  2.400%, 06/01/15                                           2,450         2,450

San Diego, Multi-Family Housing,
  VRDN (A) (B)
  2.250%, 08/15/13                                           4,390         4,390

San Diego, County Teeter Projects,
  TECP (C)
  2.850%, 02/25/99                                           4,200         4,200

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund (continued)
--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

San Diego, Transportation
  Sales Tax, TECP
  2.700%, 02/05/99                                          $7,700        $7,700
  2.550%, 04/09/99                                           4,100         4,100

San Francisco, City & County,
  AMT (A) (B)
  2.550%, 06/15/25                                           4,000         4,000

San Francisco, City & County Public
  Safety Projects, 1990 Ser C
  8.000%, 06/15/99                                           1,050         1,067

San Francisco, City & County Sewer,
  RB, Callable 10/01/99 @ 102
  6.500%, 10/01/21                                           1,000         1,042

San Francisco, City and County
  Referendum, Ser 1, FGIC Insured
  4.500%, 06/15/99                                           1,015         1,018

San Joaquin County, Transportation
  Authority, TECP (C)
  3.000%, 02/10/99                                           7,000         7,000
  2.800%, 03/04/99                                           6,000         6,000

San Jose, Multi-Family Housing,
  AMT, (A) (B) (C)
  2.500%, 05/01/19                                           2,000         2,000

San Mateo County, Transportation
  District, RB, MBIA Insured
  4.000%, 06/01/99                                           4,890         4,907

Santa Ana, Multi-Family Housing,
  RB (A) (B) (C)
  2.400%, 12/01/22                                           1,100         1,100

School Facilities Finance Authority,
  COP, Ser B, VRDN (A) (B) (C)
  2.300%, 07/01/24                                           2,700         2,700

School Facility Financing, Capital
  Improvement Projects VRDN,
  RB (A) (B) (C)
  2.300%, 07/01/22                                           9,600         9,600

--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

South Coast, Education Agency TRAN,
  RB, Ser A, MBIA Insured
  4.500%, 06/30/99                                         $ 5,000       $ 5,019

South Gate, Tax Allocation, RB,
  Pre-refunded 02/01/99 @ 102
  7.375%, 09/01/09                                           1,000         1,045

Southern California, Metro Water
  District, Water Revenue Authorization,
  Ser B, VRDN, RB (A) (B)
  2.200%, 07/01/28                                           3,200         3,200

Southern California, Metro Water
  District, Water Revenue Authorization,
  Ser C, VRDN, RB (A) (B)
  2.200%, 07/01/28                                           1,000         1,000

State of California, GO
  9.000%, 06/01/99                                           3,250         3,313

State of California Department of
  Water, TECP
  4.250%, 12/01/99                                           5,080         5,136

Statewide Communities Development
  Authority, North California
  Retirement, VRDN,
  RB (A) (B) (C)
  3.100%, 06/01/26                                          25,370        25,370

Statewide Communities Development
  Authority, St. Joseph Health System,
  COP, VRDN, RB (A) (B)
  2.250%, 07/01/08                                           1,600         1,600

Transportation Finance Authority,
  VRDN, RB, FSA Insured (A) (B)
  2.550%, 10/01/27                                          20,200        20,200

Turlock Irrigation District,
  Transmission Projects, COP, Ser A,
  VRDN (A) (B) (C)
  2.250%, 01/01/26                                           3,950         3,950

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund (continued)
--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
California Municipal Bonds (continued)

University of California,
  Irvine Pkg System, Ser A,
  Pre-refunded 09/01/99 @ 102
  7.000%, 03/01/21                                       $  2,000       $  2,079

University of California, Multi-Purpose,
  RB Pre-refunded 09/01/99 @ 102
  6.900%, 09/01/12                                          1,000          1,042

University of California, RB,
  Pre-refunded 09/01/99 @ 102
  6.750%, 09/01/23                                          3,500          3,638

University of California
  Regents, TECP (C)
  2.750%, 03/10/99                                          2,000          2,000
  2.900%, 03/16/99                                          4,500          4,500
  2.600%, 04/05/99                                          5,500          5,500
  2.750%, 05/07/99                                          3,000          3,000

Ventura County, TECP (C)
  2.850%, 02/08/99                                          2,000          2,000

West Basin Municipal Water District,
  Phase II Recycled Water Project,
  Ser B, COP, VRDN (A) (B) (C)
  2.150%, 08/01/27                                          2,200          2,200

West Basin Municipal Water District,
  Phase II Recycled Water Project,
  Ser C, COP, VRDN (A) (B) (C)
  2.500%, 08/01/27                                          2,000          2,000

West Covina Redevelopment Agency,
  Lakes Public Parking Project,
  VRDN, RB (A) (B) (C)
  2.300%, 08/01/18                                          2,455          2,455

Yorba Linda Water District, RB,
  AMBAC Insured
  3.200%, 05/01/99                                          1,385          1,385
                                                                        --------

Total California Municipal Bonds
  (Cost $643,804)                                                        643,804
                                                                        --------
--------------------------------------------------------------------------------
Description                                             Par (000)    Value (000)
--------------------------------------------------------------------------------
Puerto Rico -- 0.8%

Puerto Rico, Commonwealth Highway &
  Transportation, RB, Series A, (A) (B)
  2.350%, 07/01/28                                           $5,360       $5,360
                                                                          ------

Total Puerto Rico
  (Cost $5,360)                                                            5,360
                                                                          ------

Cash Equivalents -- 0.5%

  Provident California Tax
    Free Money Market                                        1,698         1,699

  SEI California Tax Exempt Portfolio                        1,371         1,371
                                                                         -------

  Total Cash Equivalents
    (Cost $3,070)                                                          3,070
                                                                         -------

Total Investments -- 99.8%
  (Cost $652,234)                                                        652,234
                                                                         -------

Other Assets and Liabilities, Net -- 0.2%                                  1,287
                                                                         -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
For the six months ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund (continued)
--------------------------------------------------------------------------------
Description                                                          Value (000)
--------------------------------------------------------------------------------
Net Assets:

  Fund Shares of Fiduciary Class (unlimited
    authorization -- no par value) based on
    269,571,994 outstanding shares of
    beneficial interest                                               $ 269,572
  Fund Shares of Retail Class A (unlimited
    authorization -- no par value) based on
    384,014,389 outstanding shares of
    beneficial interest                                                 384,014
  Accumulated net realized loss on investments                              (65)
                                                                      ---------

Total Net Assets-- 100.0%                                             $ 653,521
                                                                      =========
Net Asset Value, Offering and Redemption
  Price Per Share -- Fiduciary Class                                  $    1.00
                                                                      =========
Net Asset Value, Offering and Redemption
  Price Per Share -- Retail Class A                                   $    1.00
                                                                      =========
--------------------------------------------------------------------------------

(A) Floating Rate Security -- The rate reflected on the Statement of Net Assets is the rate in effect on January 31, 1999.
(B) Put and Demand Feature -- The date reported is the lesser of the maturity or the put date.
(C) Securities are held in conjunction with a letter of credit by a major commercial bank or financial institution.
AMBAC -- American Municipal Bond Assurance Corporation
AMT -- Alternative Minimum Tax
COP -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Investors Assurance
RB -- Revenue Bond
Ser -- Series
TECP -- Tax Exempt Commercial Paper
TRAN -- Tax and Revenue Anticipation Note
VRDN -- Variable Rate Demand Note

The accompanying notes are an integral part of the financial statements.

[LOGO]


STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 1999 (Unaudited)


                                                                                     Value
                                                                    Growth         Momentum
                                                                     Fund            Fund
                                                                  ------------     --------

Interest Income                                                   $     460    $     739
Dividend Income                                                       1,694        7,803
Less: Foreign Taxes withheld, net of reclaims                          --           --
                                                                  ---------    ---------
           Total Investment Income                                    2,154        8,542
                                                                  ---------    ---------

Expenses:
   Administrative Fees                                                  528          847
   Administration Fees Waived                                           (53)         (85)
   Investment Advisor Fees                                            1,585        2,540
   Investment Advisor Fees Waived                                      --           --
   Shareholder Servicing Fees Fiduciary                                 637        1,009
   Shareholder Servicing Fees Retail Class A                             19           42
   Shareholder Servicing Fees Retail Class B                              4            7
   Shareholder Servicing Fees Waived                                   (394)      (1,051)
   Custodian Fees                                                        26           42
   Professional Fees                                                     19           29
   Registration Fees                                                     17           24
   Transfer Agency Fees                                                  27           40
   Distribution Fees Retail Class A                                      19           42
   Distribution Fees Retail Class B                                      13           20
   Distribution Fees Waived                                            --           --
   Insurance Fees                                                         2            5
   Trustees Fees                                                          6           10
   Printing Fees                                                         20           30
   Miscellaneous Fees                                                     3            6
                                                                  ---------    ---------
           Total Expenses                                             2,478        3,557
           Reduction of Expenses (1)                                    (13)         (17)
                                                                  ---------    ---------
           Total Net Expenses                                         2,465        3,540
                                                                  ---------    ---------
   Net Investment Income (Loss)                                        (311)       5,002
                                                                  ---------    ---------
Net Realized Gain (Loss) on Investments                              27,006       14,172
                                                                  ---------    ---------
Net Realized Gain on Option Contracts                                  --           --
                                                                  ---------    ---------
Net Realized Gain (Loss) on Foreign Currency Transactions              --           --
                                                                  ---------    ---------
Change in Unrealized Appreciation (Depreciation) on Investments      88,687       18,696
                                                                  ---------    ---------
Change in Unrealized Appreciation on Foreign Currency                  --           --
                                                                  ---------    ---------
Net Realized and Unrealized Gain on Investments                     115,693       32,868
                                                                  ---------    ---------
Increase in Net Assets Resulting from Operations                  $ 115,382    $  37,870
                                                                  =========    =========

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) See Note 3.
(2) Commenced operations on September 17, 1998.

The accompanying notes are an integral part of the financial statements.

          Income              Emerging      Small Cap    International
          Equity   Balanced    Growth         Value         Equity
           Fund      Fund       Fund        Fund (2)         Fund
          -------  --------    -------      ---------    --------------
      $     219    $   5,315    $     231    $      99    $      42
          7,067        2,610          100          356          351
           --           --           --             (8)         (35)
      ---------    ---------    ---------    ---------    ---------
          7,286        7,925          331          447          358
      ---------    ---------    ---------    ---------    ---------


            657          452           60           51           90
            (66)         (45)          (6)          (5)          (9)
          1,971        1,356          241          257          427
           --           --           --           --           --
            791          550           75           64          112
             27           13         --           --           --
              3            2         --           --           --
           (491)        (338)         (75)         (38)        (112)
             33           23            3           44           84
             13           14            3            2            4
             11           13            3           23            7
             22           22            1            1            2
             27           13         --           --           --
              8            6         --           --           --
           --           --           --           --           --
              1            2         --           --           --
              5            7            1            1            2
             15           18            4            2            2
             (6)           3            1            6            8
      ---------    ---------    ---------    ---------    ---------
          3,021        2,111          311          408          617
            (13)          (9)          (1)          (1)          (2)
      ---------    ---------    ---------    ---------    ---------
          3,008        2,102          310          407          615
      ---------    ---------    ---------    ---------    ---------
          4,278        5,823           21           40         (257)
      ---------    ---------    ---------    ---------    ---------
         40,608        6,994       (6,112)       1,460        4,821
      ---------    ---------    ---------    ---------    ---------
           --             19         --           --           --
      ---------    ---------    ---------    ---------    ---------
           --           --           --            (61)          52
      ---------    ---------    ---------    ---------    ---------
          2,487       13,114        6,598        3,655       (3,284)
      ---------    ---------    ---------    ---------    ---------
           --           --           --           --             11
      ---------    ---------    ---------    ---------    ---------
         43,095       20,127          486        5,054        1,600
      ---------    ---------    ---------    ---------    ---------
      $  47,373    $  25,950    $     507    $   5,094    $   1,343
      =========    =========    =========    =========    =========

[LOGO]

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
For the Six Months Ended January 31, 1999 (Unaudited)


                                                                      California
                                                                     Intermediate
                                                                       Tax-Free
                                                                         Bond          Bond
                                                                         Fund          Fund
                                                                      --------       --------
Interest Income                                                       $  4,085       $  7,534
Dividend Income                                                           --             --
Less: Foreign Taxes withheld, net of reclaims                             --             --
                                                                      --------       --------
           Total Investment Income                                       4,085          7,534
                                                                      --------       --------
Expenses:
   Administrative Fees                                                     173            232
   Administration Fees Waived                                              (17)           (23)
   Investment Advisor Fees                                                 432            581
   Investment Advisor Fees Waived                                         (259)          --
   Shareholder Servicing Fees Fiduciary                                    197            287
   Shareholder Servicing Fees Retail Class A                                19              3
   Shareholder Servicing Fees Retail Class B                              --             --
   Shareholder Servicing Fees Waived                                      (216)          (279)
   Custodian Fees                                                            9             12
   Professional Fees                                                        13             17
   Registration Fees                                                        13             16
   Transfer Agency Fees                                                     16             18
   Distribution Fees Retail Class A                                         19              3
   Distribution Fees Retail Class B                                       --             --
   Distribution Fees Waived                                                (19)            (3)
   Insurance Fees                                                            3              2
   Trustees Fees                                                             4              4
   Printing Fees                                                            12             12
   Miscellaneous Fees                                                        2              3
                                                                      --------       --------
           Total Expenses                                                  401            885
           Reduction of Expenses (1)                                        (3)            (9)
                                                                      --------       --------
           Total Net Expenses                                              398            876
                                                                      --------       --------
   Net Investment Income                                                 3,687          6,658
                                                                      --------       --------
Net Realized Gain (Loss) on Investments                                    429            462
                                                                      --------       --------
Change in Unrealized Appreciation on Investments                         4,202          7,842
                                                                      --------       --------
Net Realized and Unrealized Gain (Loss) on Investments                   4,631          8,304
                                                                      --------       --------
Increase in Net Assets Resulting from Operations                      $  8,318       $ 14,962
                                                                      ========       ========


Amounts designated as "--" are either $0 or have been rounded to $0.
(1) See Note 3.

The accompanying notes are an integral part of the financial statements.

                            100%
     Intermediate       U.S.Treasury    U.S. Government       Diversified       California Tax-Free
       Term Bond        Money Market     Money Market        Money Market          Money Market
         Fund               Fund             Fund                Fund                  Fund
      --------          -----------     ---------------      ------------       -------------------
     $  8,589            $ 27,952         $ 10,504            $ 68,361            $  9,136
         --                  --               --                  --                  --
         --                  --               --                  --                  --
     --------            --------         --------            --------            --------
        8,589              27,952           10,504              68,361               9,136
     --------            --------         --------            --------            --------

          267               1,125              404               2,548                 619
          (27)               (113)             (40)               (255)                (62)
          666               1,688              605               3,822                 928
         --                  (281)            --                  --                  (619)
          326                 326              348               1,560                 323
            7               1,081              157               1,625                 451
          --                 --               --                  --                  --

         (293)             (1,407)            (504)             (3,185)               (773)
           13                  56               20                 128                  31
           10                  35               14                  68                  19
            8                  45               13                  66                  26
           12                  55               17                 115                  28
            7               1,081              157               1,625                 451
          --                 --               --                  --                  --
           (7)               --               --                  --                  --
            1                   6                1                  11                   2
            3                  11                5                  26                   8
            8                  37               16                  82                  20
            3                   2                1                   2                   1
     --------            --------         --------            --------            --------
        1,004               3,747            1,214               8,238               1,453
           (5)                (22)              (8)                (50)                (12)
     --------            --------         --------            --------            --------
          999               3,725            1,206               8,188               1,441
     --------            --------         --------            --------            --------
        7,590              24,227            9,298              60,173               7,695
     --------            --------         --------            --------            --------
          521                 (14)              36                (517)                  1
     --------            --------         --------            --------            --------
        3,232                --               --                  --                  --
     --------            --------         --------            --------            --------
        3,753                 (14)              36                (517)                  1
     --------            --------         --------            --------            --------
     $ 11,343            $ 24,213         $  9,334            $ 59,656            $  7,696
     ========            ========         ========            ========            ========

[LOGO]

StatementS of changes in net assets (000)
For the Six Months Ended January 31, 1999
(Unaudited) and for the Year Ended July 31, 1998

                                                                             Growth                       Value Momentum
                                                                              Fund                              Fund
                                                                    --------------------------       ---------------------------
                                                                      08/01/98      08/01/97          08/01/98        08/01/97
                                                                    to 01/31/99    to 07/31/98       to 01/31/99     to 07/31/98
                                                                    -----------    -----------       -----------     -----------
Investment Activities From Operations:
  Net Investment Income (Loss) ..................................    $    (311)     $     286       $   5,002        $   8,150
  Net Realized Gain (Loss) on Investments .......................       27,006         58,251          14,172           16,588
  Net Realized Gain (Loss) on Option Contracts ..................         --             --              --               --
  Net Realized Gain (Loss) on Foreign Currency Transactions .....         --             --              --               --
  Change in Unrealized Appreciation (Depreciation) on Investments       88,687         16,670          18,696            7,625
  Change in Unrealized Appreciation on Foreign Currency .........         --             --              --               --
                                                                     ---------      ---------       ---------        ---------
Net Increase in Net Assets Resulting From Operations ............      115,382         75,207          37,870           32,363
                                                                     ---------      ---------       ---------        ---------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ............................................         --             (497)         (4,906)          (7,844)
    Retail Class A Shares .......................................         --               (4)           (171)            (296)
    Retail Class B Shares .......................................         --             --               (13)              (6)
  Capital Gains:
    Fiduciary Shares ............................................      (38,687)       (63,262)        (26,011)          (3,243)
    Retail Class A Shares .......................................       (1,136)        (1,951)         (1,101)            (161)
    Retail Class B Shares .......................................         (309)          --              (182)            --
                                                                     ---------      ---------       ---------        ---------
      Total Distributions .......................................      (40,132)       (65,714)        (32,384)         (11,550)
                                                                     ---------      ---------       ---------        ---------
Change in Net Assets ............................................       75,250          9,493           5,486           20,813
                                                                     ---------      ---------       ---------        ---------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of the Blue Chip Growth Fund      134,130           --              --               --
    Proceeds in connection with the acquisition of
      Common Trust Fund Assets ..................................         --          110,041            --            298,528
    Proceeds from Shares Issued .................................       61,688        113,184         104,048          200,308
    Reinvestment of Distributions ...............................       37,499         44,542          27,950            8,410
    Cost of Shares Redeemed .....................................      (72,175)       (76,109)       (139,111)        (126,506)
                                                                     ---------      ---------       ---------        ---------
      Total Fiduciary Share Transactions ........................      161,142        191,658          (7,113)         380,740
                                                                     ---------      ---------       ---------        ---------
  Retail Class A Shares:
    Proceeds from Shares Issued .................................        4,578          9,352           4,399           16,308
    Reinvestment of Distributions ...............................        1,057          1,763           1,186              442
    Cost of Shares Redeemed .....................................       (6,139)        (1,696)         (5,868)          (3,772)
                                                                     ---------      ---------       ---------        ---------
      Total Retail Class A Share Transactions ...................         (504)         9,419            (283)          12,978
                                                                     ---------      ---------       ---------        ---------
  Retail Class B Shares:
    Proceeds from Shares Issued .................................        2,713          1,949             795            5,561
    Reinvestment of Distributions ...............................          303           --               189                5
    Cost of Shares Redeemed .....................................         (180)           (33)           (341)            (127)
                                                                     ---------      ---------       ---------        ---------
      Total Retail Class B Share Transactions ...................        2,836          1,916             643            5,439
                                                                     ---------      ---------       ---------        ---------
Net Increase (Decrease) in Net Assets From Share Transactions ...      163,474        202,993          (6,753)         399,157
                                                                     ---------      ---------       ---------        ---------
      Total Increase (Decrease) in Net Assets ...................      238,724        212,486          (1,267)         419,970
                                                                     ---------      ---------       ---------        ---------
Net Assets:
  Beginning of Period ...........................................      518,181        305,695         904,154          484,184
                                                                     ---------      ---------       ---------        ---------
  End of Period .................................................    $ 756,905      $ 518,181       $ 902,887        $ 904,154
                                                                     =========      =========       =========        =========

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commencement of operations.


The accompanying notes are an integral part of the financial statements.


                                       90

     Income Equity                    Balanced                  Emerging Growth        Small Cap Value      International Equity
         Fund                           Fund                         Fund                 Fund (1)                  Fund
-------------------------    -------------------------    --------------------------     -----------     --------------------------
   08/01/98     08/01/97       08/01/98      08/01/97       08/01/98       08/01/97       09/17/98         08/01/98       08/01/97
 to 01/31/99  to 07/31/98    to 01/31/99   to 07/31/98    to 01/31/99    to 07/31/98     to 01/31/99     to 01/31/99    to 07/31/98
 -----------  -----------    -----------   -----------    -----------    -----------     -----------     -----------    -----------
$   4,278      $   7,614      $   5,823      $  11,562      $      21      $      34       $      40      $    (257)     $     471
   40,608         75,433          6,994         21,780         (6,112)        14,448           1,460          4,821         (6,100)
     --             --               19           --             --             (410)           --             --             --
     --             --             --             --             --             --               (61)            52           (142)
    2,487        (50,106)        13,114         (4,261)         6,598        (12,019)          3,655         (3,284)         9,175
     --             --             --             --             --             --              --               11             28
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------
   47,373         32,941         25,950         29,081            507          2,053           5,094          1,343          3,432
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------


   (4,340)        (7,261)        (5,721)       (11,577)           (30)           (43)            (26)          (343)          (789)
     (121)          (263)          (128)          (248)          --             --              --             --             --
       (7)            (3)           (14)            (4)          --             --              --             --             --

  (77,000)       (34,725)       (17,872)       (10,762)        (9,420)        (9,793)           --             --             (484)
   (2,647)        (1,703)          (439)          (250)          --             --              --             --             --
     (298)          --              (73)          --             --             --              --             --             --
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------
  (84,413)       (43,955)       (24,247)       (22,841)        (9,450)        (9,836)            (26)          (343)        (1,273)
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------
  (37,040)       (11,014)         1,703          6,240         (8,943)        (7,783)          5,068          1,000          2,159
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------
     --             --             --              --            --             --              --             --             --
     --          344,504           --           15,276           --             --              --             --             --
   30,252         70,835         35,838         96,493         10,308         32,520          68,108          7,799         46,760
   74,648         34,479         23,002         22,162          9,450          9,757            --              103            709
  (88,381)      (121,446)       (56,398)       (91,701)       (16,391)       (32,251)           --           (3,776)       (10,125)
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------
   16,519        328,372          2,442         42,230          3,367         10,026          68,108          4,126         37,344
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------

    6,198          9,577          1,063          2,541           --             --               291           --             --
    2,494          1,938            545            479           --             --              --             --             --
   (9,252)        (2,461)        (1,157)        (1,763)          --             --                (2)          --             --
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------
     (560)         9,054            451          1,257           --             --               289           --             --
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------

      855          1,881          1,166          1,008           --             --               230           --             --
      295              3             80              4           --             --              --             --             --
     (131)           (35)          (134)           (16)          --             --              --             --             --
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------
    1,019          1,849          1,112            996           --             --               230           --             --
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------
   16,978        339,275          4,005         44,483          3,367         10,026          68,627          4,126         37,344
  -------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------
  (20,062)       328,261          5,708         50,723         (5,576)         2,243          73,695          5,126         39,503
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------

  695,138        366,877        460,379        409,656         68,579         66,336            --           91,970         52,467
 --------      ---------      ---------      ---------      ---------      ---------       ---------      ---------      ---------
 $675,076      $ 695,138      $ 466,087      $ 460,379      $  63,003      $  68,579       $  73,695      $  97,096      $  91,970
 ========      =========      =========      =========      =========      =========       =========      =========      =========


[LOGO]

STATEMENTS OF CHANGES IN NET ASSETS (000)
For the Six Months Ended January 31, 1999
(Unaudited) and for the Year Ended July 31, 1998


                                                                           California Intermediate
                                                                                Tax-Free Bond                     Bond
                                                                                     Fund                         Fund
                                                                          --------------------------   ---------------------------
                                                                            08/01/98       08/01/97      08/01/98       08/01/97
                                                                          to 01/31/99    to 07/31/98   to 01/31/99     to 07/31/98
                                                                          -----------    -----------   -----------     -----------
Investment Activities From Operations:
  Net Investment Income ..............................................    $   3,687      $   2,957      $   6,658      $   6,958
  Net Realized Gain (Loss) on Investments ............................          429            305            462            122
  Change in Unrealized Appreciation (Depreciation) on Investments ....        4,202          1,305          7,842          1,732
                                                                          ---------      ---------      ---------      ---------
  Net Increase in Net Assets Resulting From Operations ...............        8,318          4,567         14,962          8,812
                                                                          ---------      ---------      ---------      ---------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares .................................................       (3,337)        (2,294)        (6,369)        (6,823)
    Retail Class A Shares ............................................         (326)          (555)           (74)           (58)
    Retail Class B Shares ............................................                        --             --             --
  Capital Gains:
    Fiduciary Shares .................................................         --             --             --             --
    Retail Class A Shares ............................................         --             --             --             --
    Retail Class B Shares ............................................         --             --             --             --
                                                                          ---------      ---------      ---------      ---------
      Total Distributions ............................................       (3,663)        (2,849)        (6,443)        (6,881)
                                                                          ---------      ---------      ---------      ---------
Change in Net Assets .................................................        4,655          1,718          8,519          1,931
                                                                          ---------      ---------      ---------      ---------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of the
      Government Securities Fund .....................................         --             --          113,026           --
    Proceeds in connection with the acquisition of
      Common Trust Fund Assets .......................................         --          137,628           --          100,626
    Proceeds from Shares Issued ......................................       10,665         21,826         29,945         57,404
    Reinvestment of Distributions ....................................          176            300          2,668          3,832
    Cost of Shares Redeemed ..........................................      (17,622)       (15,638)       (22,083)       (29,230)
                                                                          ---------      ---------      ---------      ---------
      Total Fiduciary Share Transactions .............................       (6,781)       144,116        123,556        132,632
                                                                          ---------      ---------      ---------      ---------
  Retail Class A Shares:
    Proceeds from Shares Issued ......................................        4,142          8,581          1,649          1,333
    Reinvestment of Distributions ....................................          213            425             48             44
    Cost of Shares Redeemed ..........................................       (2,622)        (7,359)          (964)           (80)
                                                                          ---------      ---------      ---------      ---------
      Total Retail Class A Share Transactions ........................        1,733          1,647            733          1,297
                                                                          ---------      ---------      ---------      ---------
  Retail Class B Shares:
    Proceeds from Shares Issued ......................................         --             --             --             --
    Reinvestment of Distributions ....................................         --             --             --             --
    Cost of Shares Redeemed ..........................................         --             --             --             --
                                                                          ---------      ---------      ---------      ---------
      Total Retail Class B Share Transactions ........................         --             --             --             --
                                                                          ---------      ---------      ---------      ---------
Net Increase in Net Assets From Share Transactions ...................       (5,048)       145,763        124,289        133,929
                                                                          ---------      ---------      ---------      ---------
      Total Increase in Net Assets ...................................          393        147,481        132,808        135,860
                                                                          ---------      ---------      ---------      ---------
Net Assets:
  Beginning of Period ................................................      169,987         22,506        208,037         72,177
                                                                          ---------      ---------      ---------      ---------
  End of Period ......................................................    $ 169,594      $ 169,987      $ 340,845      $ 208,037
                                                                          =========      =========      =========      =========


Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


      Intermediate         100% U.S. Treasury         U.S. Government                Diversified           California Tax-Free
        Term Bond             Money Market              Money Market                 Money Market              Money Market
          Fund                    Fund                      Fund                         Fund                      Fund
-----------------------  ------------------------  -------------------------   -------------------------  -----------------------
  08/01/98    08/01/97     08/01/98     08/01/97     08/01/98      08/01/97     08/01/98       08/01/97     08/01/98    08/01/97
to 01/31/99 to 07/31/98  to 01/31/99  to 07/31/98  to 01/31/99   to 07/31/98   to 01/31/99   to 07/31/98  to 01/31/99  to 07/31/98
----------- -----------  -----------  -----------  -----------   -----------   -----------   -----------  ------------ -----------
  $ 7,590    $ 10,120    $  24,227     $  45,028   $   9,298      $ 15,070      $ 60,173      $ 104,781    $ 7,695     $ 13,617
      521         768          (14)            2          36             7          (517)             2          1           (2)
    3,232         (25)          --            --          --            --            --             --         --           --
 --------    --------    ---------      --------    --------      --------    ----------     ----------   --------     --------
   11,343      10,863       24,213        45,030       9,334        15,077        59,656        104,783      7,696       13,615
 --------    --------    ---------      --------    --------      --------    ----------     ----------   --------     --------

   (7,300)     (9,859)      (5,879)      (13,003)     (6,511)      (11,796)      (30,299)       (56,174)    (3,403)      (6,202)
     (158)       (296)     (18,363)      (32,025)     (2,785)       (3,274)      (29,869)       (48,607)    (4,292)      (7,416)
       --          --           --            --          (1)           --            --             --         --           --

       --          --           --            --          --            --            --             --         --           --
       --          --           --            --          --            --            --             --         --           --
       --          --           --            --          --            --            --             --         --           --
 --------    --------    ---------      --------    --------      --------    ----------     ----------   --------     --------
   (7,458)    (10,155)     (24,242)      (45,028)     (9,297)      (15,070)      (60,168)      (104,781)    (7,695)     (13,618)
 --------    --------    ---------      --------    --------      --------    ----------     ----------   --------     --------
    3,885         708          (29)            2          37             7          (512)             2          1           (3)
 --------    --------    ---------      --------    --------      --------    ----------     ----------   --------     --------


       --         --            --            --          --            --            --             --         --           --

       --     153,900           --            --          --            --            --         33,913         --           --
   33,441      33,011      278,243       678,448     899,899     1,374,048     1,099,557      2,317,898    241,991      455,192
    2,595       5,544          289           635         159           256         5,734          9,864          6           16
  (23,472)    (96,305)    (269,784)     (694,817)   (813,860)   (1,344,194)   (1,070,965)    (2,153,396)  (213,959)    (373,015)
 --------    --------   ----------     ---------    --------      --------    ----------     ----------   --------     --------
   12,564      96,150        8,748       (15,734)     86,198        30,110        34,326        208,279     28,038       82,193
 --------    --------   ----------    ----------    --------      --------    ----------     ----------   --------    --------

    1,446         414      815,504     1,308,435     201,139       369,119     1,166,221      1,900,298    300,934      512,922
      151         295       18,029        31,361       2,754         2,968        29,587         47,070      4,173        7,326
   (1,509)       (727)    (624,320)   (1,171,680)   (188,018)     (292,826)     (909,948)    (1,622,743)  (226,372)    (432,217)
 --------    --------   ----------    ----------    --------      --------    ----------     ----------   --------     --------
       88         (18)     209,213       168,116      15,875        79,261       285,860        324,625     78,735       88,031
 --------    --------   ----------    ----------    --------      --------    ----------     ----------   --------     --------

       --         --            --            --          51            --            --             --         --           --
       --         --            --            --           1            --            --             --         --           --
       --         --            --            --          --            --            --             --         --           --
 --------    --------   ----------    ----------    --------      --------    ----------     ----------   --------     --------
       --         --            --            --          52            --            --             --         --           --
 --------    --------   ----------    ----------    --------      --------    ----------     ----------   --------     --------
   12,652      96,132      217,961       152,382     102,125       109,371       320,186        532,904    106,773      170,224
 --------    --------   ----------    ----------    --------      --------    ----------     ----------   --------     --------
   16,537      96,840      217,932       152,384     102,162       109,378       319,674        532,906    106,774      170,221
 --------    --------   ----------    ----------    --------      --------    ----------     ----------   --------     --------

  254,640     157,800      954,820       802,436     405,170       295,792     2,304,421      1,771,515    546,747      376,526
 --------    --------   ----------    ----------    --------      --------    ----------     ----------   --------     --------
 $271,177    $254,640   $1,172,752    $  954,820    $507,332      $405,170    $2,624,095     $2,304,421   $653,521     $546,747
 ========    ========   ==========    ==========    ========      ========    ==========     ==========   ========     ========

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------

                            Investment Activities           Distributions
               Net        -------------------------     ----------------------           Net                        Net
              Asset                    Net Realized                                     Asset                     Assets,
              Value,         Net      and Unrealized       Net                          Value,                      End
            Beginning     Investment    Gain (Loss)     Investment     Capital           End          Total**    of Period
            of Period       Income    on Investments      Income        Gains         of Period       Return       (000)
--------------------------------------------------------------------------------------------------------------------------

-----------
Growth Fund
-----------

Fiduciary Shares
For the six month period ended January 31,:
1999      $   16.92         (0.004)      2.494              --         (1.271)          $18.14       15.65%       $733,955
For the years ended July 31,:
1998      $   17.36          0.017       3.108            (0.033)      (3.532)          $16.92       22.59%       $499,060
1997          12.58          0.057       5.773            (0.053)      (0.996)           17.36       48.54%        297,879
1996          11.87          0.120       1.350            (0.120)      (0.640)           12.58       12.72%         41,495
1995           9.76          0.150       2.260            (0.150)      (1.150)           11.87       25.23%         25,096
1994          10.00          0.050      (0.240)           (0.050)        --               9.76       (1.87)%        15,254
Retail Class A Shares
For the six month period ended January 31,:
1999      $   16.93         (0.029)      2.489              --         (1.271)          $18.12       15.45%       $ 17,679
For the years ended July 31,:
1998      $   17.39         (0.018)      3.100            (0.015)      (3.532)          $16.93       22.26%       $ 17,173
1997          12.60          0.049       5.784            (0.048)      (0.996)           17.39       48.49%          7,816
1996          11.87          0.110       1.380            (0.120)      (0.640)           12.60       12.88%          2,843
1995           9.77          0.150       2.250            (0.150)      (0.150)           11.87       25.10%          1,218
1994           9.74           --         0.040            (0.010)        --               9.77       (1.77)%(A)       --
Retail Class B Shares
For the six month period ended January 31,:
1999      $   16.85         (0.039)      2.440              --         (1.271)          $17.98       15.17%       $  5,271
For the period ended July 31,:
1998(1)   $   14.76         (0.035)      2.125              --           --             $16.85       28.71%*      $  1,948



-------------------------------------------------------------------------------------------------
                                                                      Ratio of
                                       Ratio                       Net Investment
                                    of Expenses      Ratio of        Income to
                      Ratio         to Average     Net Investment     Average
                   of Expenses      Net Assets        Income         Net Assets        Portfolio
                    to Average       Excluding      to Average       Excluding         Turnover
                    Net Assets      Fee Waivers     Net Assets      Fee Waivers          Rate
---------------------------------------------------------------------------------------------------
-----------
Growth Fund
-----------

Fiduciary Shares
For the six month period ended January 31,:
1999                 0.92%           1.09%            (0.10)%       (0.27)%              29%
For the years ended July 31,:
1998                 0.91%           1.08%             0.08%        (0.09)%              67%
1997                 0.92%           1.24%             0.39%         0.07%              118%
1996                 0.93%           1.67%             0.98%         0.23%               79%
1995                 0.79%           1.92%             1.40%         0.26%               68%
1994                 0.77%           2.61%             0.86%        (0.98)%             123%
Retail Class A Shares
For the six month period ended January 31,:
1996                 1.17%           1.34%            (0.35)%       (0.52)%              29%
For the years ended July 31,:
1998                 1.16%           1.34%            (0.17)%       (0.35)%              67%
1997                 1.04%           1.49%             0.28%        (0.18)%             118%
1996                 0.93%           1.91%             0.96%        (0.02)%              79%
1995                 0.84%           2.11%             1.17%        (0.10)%              68%
1994                 --              --                 --            --                123%
Retail Class B Shares
For the six month period ended January 31,:
1999                 1.82%           1.84%            (1.00)%       (1.02)%              29%
For the period ended July 31,:
1998(1)              1.81%*          1.84%*           (0.94)%*      (0.97)%*             67%

Amounts designated as "--" are either $0 or have been rounded to $0.
(A) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
 *   Annualized.
**   Total return does not reflect the sales charge.
(1)  Commenced operations on February 2, 1998.


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------------------------------------

                            Investment Activities           Distributions
               Net        -------------------------     ----------------------           Net                        Net
              Asset                    Net Realized                                     Asset                     Assets,
              Value,         Net      and Unrealized       Net                          Value,                      End
            Beginning     Investment    Gain (Loss)     Investment     Capital           End          Total**    of Period
            of Period       Income    on Investments      Income        Gains         of Period       Return       (000)
--------------------------------------------------------------------------------------------------------------------------

-------------------
Value Momentum Fund
-------------------
Fiduciary Shares
For the six month period ending January 13,:
1999       $   27.31       0.159         1.178            (0.161)      (0.866)        $ 27.62           5.08%    $ 861,638
For the year ended July 31,:
1998       $   25.48       0.332         2.003            (0.341)      (0.164)          27.31           9.22%    $ 863,627
For the six month period ended July 31,:
1997       $   21.57       0.132         3.955            (0.176)         --          $ 25.48          19.06%    $ 463,434
For the years ended January 31,:
1997       $   18.05       0.436         4.371            (0.438)      (0.848)        $ 21.57          27.33%    $ 317,482
1996           13.40       0.331         5.063            (0.337)      (0.408)          18.05          40.88%      222,065
1995           14.27       0.318        (0.817)           (0.317)      (0.054)          13.40          (3.48)%     150,138
1994           12.76       0.292         1.538            (0.290)      (0.030)          14.27          14.56%      140,609
Retail Class A Shares
For the six month period ended January 31,:
1999       $   27.31       0.125         1.174            (0.133)      (0.866)        $ 27.61           4.93%    $  35,306
For the year ended July 31,:
1998       $   25.48       0.262         2.007            (0.275)      (0.164)        $ 27.31           8.96%    $  35,325
For the six month period ended July 31,:
1997       $   21.57       0.106         3.953            (0.147)        --           $ 25.48          18.90%    $  20,750
For the years ended January 31,:
1997       $   18.05       0.389         4.368            (0.393)      (0.848)        $ 21.57          27.04%    $  15,963
1996           13.40       0.320         5.060            (0.323)      (0.408)          18.05          40.77%       11,801
1995           14.27       0.321        (0.820)           (0.317)      (0.054)          13.40          (3.48)%       9,777
1994           12.75       0.297         1.543            (0.290)      (0.030)          14.27          14.65%        9,346
Retail Class B Shares
For the six month period ended January 31,:
1999       $   27.28       0.029         1.168            (0.061)      (0.866)        $ 27.55           4.54%    $   5,943
For the period ended July 31,:
1998(1)    $   26.82       0.046         0.479            (0.064)        --           $ 27.28           3.94%*   $   5,202




-------------------------------------------------------------------------------------------------
                                                                      Ratio of
                                       Ratio                       Net Investment
                                    of Expenses      Ratio of        Income to
                      Ratio         to Average     Net Investment     Average
                   of Expenses      Net Assets        Income         Net Assets        Portfolio
                    to Average       Excluding      to Average       Excluding         Turnover
                    Net Assets      Fee Waivers     Net Assets      Fee Waivers          Rate
---------------------------------------------------------------------------------------------------

-------------------
Value Momentum Fund
-------------------
Fiduciary Shares
For the six month period ending January 13,:
1999                 0.82%               1.09%         1.19%            0.92%              5%
For the year ended July 31,:
1998                 0.81%               1.08%         1.25%            0.98%              7%
For the six month period ended July 31,:
1997                 0.78%*              0.94%*        1.65%*           1.49%*             1%
Retail Class A Shares
For the six month period ended January 31,:
1997                 0.79%               0.79%         2.26%            2.26%              9%
1996                 0.80%               0.80%         2.07%            2.07%             20%
1995                 0.81%               0.81%         2.36%            2.36%              6%
1994                 0.77%               0.79%         2.19%            2.17%              5%
Retail Class A Shares
For the six month period ended January 31,:
1999                 1.07%               1.34%         0.94%            0.67%              5%
For the year ended July 31,:
1998                 1.06%               1.33%         0.99%            0.72%              7%
For the six month period ended July 31,:
1997                 1.03%*              1.25%*        1.40%*           1.17%*             1%
For the years ended January 31,:
1997                 1.04%               1.19%         2.01%            1.86%              9%
1996                 0.89%               1.20%         2.00%            1.69%             20%
1995                 0.81%               1.21%         2.37%            1.97%              6%
1994                 0.77%               1.20%         2.12%            1.69%              5%
Retail Class B Shares
For the six month period ended January 31,:
1999                 1.82%               1.84%         0.19%            0.17%              5%
For the period ended July 31,:
1998(1)              1.81%*              1.84%*        0.15%*           0.13%*             7%


Amounts designated as "--" are either $0 or have been rounded to $0.
 *   Annualized
**   Total return does not reflect the sales charge.
(1) Commenced operations on February 2, 1998.




The accompanying notes are an integral part of the financial statements.

HIGHMARK
FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------

                            Investment Activities           Distributions
               Net        -------------------------     ----------------------           Net                        Net
              Asset                    Net Realized                                     Asset                     Assets,
              Value,         Net      and Unrealized       Net                          Value,                      End
            Beginning     Investment    Gain (Loss)     Investment     Capital           End          Total**    of Period
            of Period       Income    on Investments      Income        Gains         of Period       Return       (000)
--------------------------------------------------------------------------------------------------------------------------
-------------------
Income Equity Fund
-------------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999      $17.92           0.112         1.181           (0.117)     (2.206)          $16.89         7.70%      $651,156
  For the years ended July 31,:
  1998      $18.21           0.305         1.486           (0.302)     (1.776)          $17.92        10.79%      $670,298
  1997       14.27           0.372         5.019           (0.368)     (1.083)           18.21        40.13%       352,725
  1996       13.00           0.420         1.930           (0.420)     (0.660)           14.27        18.25%       262,660
  1995       11.92           0.440         1.500           (0.440)     (0.420)           13.00        17.26%       221,325
  1994       12.13           0.390         0.120           (0.390)     (0.330)           11.92         4.23%       213,328
  Retail Class A Shares
  For the six month period ended January 31,:
  1999      $17.95           0.091         1.183           (0.097)     (2.206)          $16.92         7.57%      $ 21,180
  For the years ended July 31,:
  1998      $18.24           0.262         1.486           (0.258)     (1.776)          $17.95        10.50%      $ 23,024
  1997       14.29           0.363         5.028           (0.358)     (1.083)           18.24        39.97%        14,152
  1996       13.03           0.420         1.920           (0.420)     (0.660)           14.29        18.21%        10,143
  1995       11.92           0.420         1.550           (0.440)     (0.420)           13.03        17.52%         3,881
  1994 (1)   11.85           0.040         0.080           (0.050)         --            11.92         4.23%(A)         24
  Retail Class B Shares
  For the six month period ended January 31,:
  1999      $17.90           0.040         1.177           (0.051)     (2.206)          $16.86         7.23%       $ 2,740
  For the period ended July 31,:
  1998 (2)  $16.88           0.057         1.034           (0.072)         --           $17.90        13.10%*      $ 1,816


(RESTUBBED TABLE)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Ratio of
                                                                       Ratio                       Net Investment
                                                                    of Expenses      Ratio of        Income to
                                                        Ratio       to Average    Net Investment      Average
                                                     of Expenses    Net Assets        Income         Net Assets  Portfolio
                                                      to Average     Excluding      to Average       Excluding   Turnover
                                                      Net Assets    Fee Waivers     Net Assets      Fee Waivers    Rate
--------------------------------------------------------------------------------------------------------------------------
------------------
Income Equity Fund
------------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999                                                   0.91%         1.08%            1.31%           1.14%       30%
  For the years ended July 31,:
  1998                                                   0.92%         1.09%            1.63%           1.45%       69%
  1997                                                   0.99%         1.21%            2.39%           2.17%       46%
  1996                                                   1.03%         1.27%            2.95%           2.71%       42%
  1995                                                   1.06%         1.30%            3.59%           3.34%       37%
  1994                                                   1.06%         1.10%            3.29%           3.24%       34%
  Retail Class A Shares
  For the six month period ended January 31,:
  1999                                                   1.16%         1.33%            1.06%           0.89%       30%
  For the years ended July 31,:
  1998                                                   1.17%         1.34%            1.39%           1.22%       69%
  1997                                                   1.06%         1.46%            2.32%           1.92%       46%
  1996                                                   1.03%         1.51%            2.89%           2.41%       42%
  1995                                                   1.06%         1.55%            3.06%           2.57%       37%
  1994 (1)                                               1.10%*        1.33%*           0.93%*          0.71%*      34%
  Retail Class B Shares
  For the six month period ended January 31,:
  1999                                                   1.81%         1.83%            0.37%           0.35%       30%
  For the period ended July 31,:
  1998 (2)                                               1.82%*        1.85%*           0.38%*          0.36%      *69%

Amounts designated as "--" are either $0 or have been rounded to $0.
(A) Represents total return for the Fiduciary shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
 *   Annualized
**   Total return does not reflect the sales charge.
(1)  Commenced operations on June 20, 1994.
(2)  Commenced operations on February 2, 1998.



The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------------------------------------

                            Investment Activities           Distributions
               Net        -------------------------     ----------------------           Net                        Net
              Asset                    Net Realized                                     Asset                     Assets,
              Value,         Net      and Unrealized       Net                          Value,                      End
            Beginning     Investment    Gain (Loss)     Investment     Capital           End          Total**    of Period
            of Period       Income    on Investments      Income        Gains         of Period       Return       (000)
--------------------------------------------------------------------------------------------------------------------------
-------------
Balanced Fund
-------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999       $16.73            0.214         0.756         (0.215)     (0.684)          $16.80        5.97%       $452,854
  For the year ended July 31,:
  1998       $16.46            0.446         0.724         (0.458)     (0.442)          $16.73        7.31%       $448,783
  For the six month period ended July 31,:
  1997       $15.04            0.228         1.712         (0.228)     (0.290)          $16.46       13.35%       $400,442
  For the years ended January 31,:
  1997       $13.92            0.422         1.699         (0.409)     (0.595)          $15.04       16.30%       $307,531
  1996        11.45            0.415         2.831         (0.417)     (0.362)           13.92       28.93%        233,878
  1995        12.21            0.390        (0.756)        (0.391)     (0.003)           11.45       (2.95)%       167,434
  1994        11.50            0.394         0.928         (0.391)     (0.221)           12.21       11.79%        152,189
  Retail Class A Shares
  For the six month period ended January 31,:
  1999       $16.73            0.193         0.747         (0.196)     (0.684)          $16.79        5.79%       $ 11,122
  For the year ended July 31,:
  1998       $16.45            0.402         0.736         (0.416)     (0.442)          $16.73        7.12%       $ 10,629
  For the six month period ended July 31,:
  1997       $15.03            0.209         1.712         (0.209)     (0.290)          $16.45       13.22%       $  9,214
  For the years ended January 31,:
  1997       $13.91            0.464         1.706         (0.455)     (0.595)          $15.03       16.04%       $  8,833
  1996        11.45            0.406         2.825         (0.406)     (0.362)           13.91       28.73%          8,422
  1995        12.21            0.393        (0.758)        (0.392)     (0.003)           11.45       (2.95)%         7,128
  1994        11.50            0.397         0.925         (0.391)     (0.221)           12.21       11.79%          7,292
  Retail Class B Shares
  For the six month period ended January 31,:
  1999       $16.73            0.147         0.739         (0.152)     (0.684)          $16.78        5.45%       $  2,111
  For the period ended July 31,:
  1998 (1)   $16.55            0.155         0.197         (0.175)         --           $16.73        4.32%*      $    967
--------------------
Emerging Growth Fund
--------------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999       $12.79            0.004        (0.087)        (0.006)     (1.791)          $10.91        1.52%       $ 63,003
  1998        14.39            0.006         0.432         (0.008)     (2.033)           12.79        3.37%         68,579
  For the six month period ended July 31,:
  1997       $13.50            0.014         0.888         (0.012)         --           $14.39        6.70%       $ 66,336
  For the years ended January 31,:
  1997       $11.94            0.008         2.556         (0.009)     (0.991)          $13.50       21.79%       $ 57,156
  1996         9.42            0.026         2.807         (0.033)     (0.277)           11.94       30.24%         41,770
  1995 (2)    10.00            0.086        (0.535)        (0.080)     (0.051)            9.42       (4.48)%        23,928


-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Ratio of
                                                                       Ratio                       Net Investment
                                                                    of Expenses      Ratio of        Income to
                                                        Ratio       to Average    Net Investment      Average
                                                     of Expenses    Net Assets        Income         Net Assets  Portfolio
                                                      to Average     Excluding      to Average       Excluding   Turnover
                                                      Net Assets    Fee Waivers     Net Assets      Fee Waivers    Rate
--------------------------------------------------------------------------------------------------------------------------
-------------
Balanced Fund
-------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999                                                   0.92%         1.09%            2.58%            2.41%       14%
  For the year ended July 31,:
  1998                                                   0.91%         1.08%            2.67%            2.50%       22%
  For the six month period ended July 31,:
  1997                                                   0.83%*        0.98%*           2.99%*           2.85%*      10%
  For the years ended January 31,:
  1997                                                   0.79%         0.79%            3.48%            3.48%       27%
  1996                                                   0.80%         0.80%            3.20%            3.20%       26%
  1995                                                   0.80%         0.80%            3.41%            3.41%       48%
  1994                                                   0.69%         0.79%            3.35%            3.25%       49%
  Retail Class A Shares
  For the six month period ended January 31,:
  1999                                                   1.17%         1.34%            2.33%            2.16%       14%
  For the year ended July 31,:
  1998                                                   1.16%         1.33%            2.42%            2.24%       22%
  For the six month period ended July 31,:
  1997                                                   1.07%*        1.30%*           2.75%*           2.53%*      10%
  For the years ended January 31,:
  1997                                                   1.04%         1.19%            3.22%            3.07%       27%
  1996                                                   0.89%         1.20%            3.12%            2.81%       26%
  1995                                                   0.79%         1.19%            3.41%            3.01%       48%
  1994                                                   0.69%         1.19%            3.26%            2.76%       49%
  Retail Class B Shares
  For the six month period ended January 31,:
  1999                                                   1.82%         1.84%            1.63%            1.61%       14%
  For the period ended July 31,:
  1998 (1)                                               1.80%*        1.83%*           1.77%*           1.74%*      22%
--------------------
Emerging Growth Fund
--------------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999                                                   1.03%         1.30%            0.07%           (0.20)%     130%
  1998                                                   1.03%         1.30%            0.05%           (0.22)%     289%
  For the six month period ended July 31,:
  1997                                                   1.01%*        1.16%*           0.26%*           0.10%*     116%
  For the years ended January 31,:
  1997                                                   1.04%         1.04%            0.06%            0.06%      134%
  1996                                                   1.05%         1.05%            0.22%            0.22%      131%
  1995 (2)                                               1.05%         1.05%            1.01%            1.01%      123%

Amounts designated as "--" are either $0 or have been rounded to $0.
 *   Annualized
**   Total return does not reflect the sales charge.
(1)  Commenced operations on February 2, 1998.
(2)  Commenced operations on February 1, 1994.



The accompanying notes are an integral part of the financial statements.

HIGHMARK
FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------

                            Investment Activities           Distributions
               Net        -------------------------     ----------------------           Net                        Net
              Asset                    Net Realized                                     Asset                     Assets,
              Value,         Net      and Unrealized       Net                          Value,                      End
            Beginning     Investment    Gain (Loss)     Investment     Capital           End          Total**    of Period
            of Period       Income    on Investments      Income        Gains         of Period       Return       (000)
--------------------------------------------------------------------------------------------------------------------------
--------------------
Small Cap Value Fund
--------------------
  Fiduciary Shares
  For the five month period ended January 31,:
  1999 (1)   $10.00          (0.003)       0.867           (0.004)       --             $10.86        8.64%       $ 73,185
  Retail Class A Shares
  For the five month period ended January 31,:
  1999 (1)   $10.00          (0.011)       0.864           (0.003)       --             $10.85        8.53%       $    285
  Retail Class B Shares
  For the five month period ended January 31,:
  1999 (1)   $10.00          (0.012)       0.832               --        --             $10.82        8.20%       $    225
-------------------------
International Equity Fund
-------------------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999       $37.32          (0.061)       0.294           (0.133)       --             $37.42        0.63%       $ 97,096
  For the year ended July 31,:
  1998       $38.69           0.767       (1.178)          (0.592)   (0.367)            $37.32       (0.82)%      $ 91,970
  For the six month period ended July 31,:
  1997       $34.52           0.212        3.958               --        --             $38.69       12.08%       $ 52,467
  For the years ended January 31,:
  1997       $37.49           0.220       (0.965)          (0.812)   (1.416)            $34.52       (2.14)%      $ 46,373
  1996 (2)    33.51           0.447        4.084           (0.446)   (0.105)             37.49       13.56%         44,188
------------------------------------------
California Intermediate Tax-Free Bond Fund
------------------------------------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999       $10.04           0.221        0.278           (0.219)       --             $10.32        5.01%       $154,582
  For the year ended July 31,:
  1998       $10.01           0.457        0.008           (0.435)       --             $10.04        4.75%       $157,062
  For the six month period ended July 31,:
  1997       $ 9.76           0.206        0.256           (0.215)       --             $10.01        4.84%       $ 11,292
  For the years ended January 31,:
  1997       $ 9.85           0.430       (0.078)          (0.442)       --             $ 9.76        3.72%        $ 7,435
  1996         8.95           0.518        0.873           (0.487)       --               9.85       15.83%          4,196
  1995        10.04           0.460       (1.098)          (0.452)       --               8.95       (6.33)%        12,793
  1994 (3)    10.00           0.117        0.028           (0.105)       --              10.04        5.01%*        22,197
  Retail Class A Shares
  For the six month period ended January 31,:
  1999       $10.01           0.217        0.282           (0.219)       --             $10.29        5.02%       $ 15,012
  For the year ended July 31,:
  1998       $ 9.99           0.423        0.032           (0.435)       --             $10.01        4.66%       $ 12,925
  For the six month period ended July 31,:
  1997       $ 9.74           0.222        0.240           (0.215)       --             $ 9.99        4.85%       $ 11,214
  For the years ended January 31,:
  1997       $ 9.84           0.458       (0.112)          (0.442)       --             $ 9.74        3.62%        $ 5,791
  1996         8.94           0.470        0.918           (0.487)       --               9.84       15.84%          4,266
  1995        10.03           0.439       (1.077)          (0.452)       --               8.94       (6.33)%         4,882
  1994 (3)    10.00           0.115        0.020           (0.105)       --              10.03        4.67%*         2,830


-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Ratio of
                                                                       Ratio                       Net Investment
                                                                    of Expenses      Ratio of        Income to
                                                        Ratio       to Average    Net Investment      Average
                                                     of Expenses    Net Assets        Income         Net Assets  Portfolio
                                                      to Average     Excluding      to Average       Excluding   Turnover
                                                      Net Assets    Fee Waivers     Net Assets      Fee Waivers    Rate
--------------------------------------------------------------------------------------------------------------------------
--------------------
Small Cap Value Fund
--------------------
  Fiduciary Shares
  For the five month period ended January 31,:
  1999 (1)                                               1.58%         1.75%             0.08%          0.25%       15%
  Retail Class A Shares
  For the five month period ended January 31,:
  1999 (1)                                               1.83%         2.00%             0.69%          0.86%       15%
  Retail Class B Shares
  For the five month period ended January 31,:
  1999 (1)                                               2.48%         2.50%             1.30%          1.32%       15%
-------------------------
International Equity Fund
-------------------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999                                                   1.36%         1.64%             0.45%          0.73%       45%
  For the year ended July 31,:
  1998                                                   1.34%         1.61%             0.71%          0.44%       72%
  For the six month period ended July 31,:
  1997                                                   1.22%*        1.41%*            1.16%*         0.97%*      18%
  For the years ended January 31,:
  1997                                                   1.18%         1.28%             0.60%          0.50%       29%
  1996 (2)                                               1.16%         1.36%             1.31%          1.11%       21%
------------------------------------------
California Intermediate Tax-Free Bond Fund
------------------------------------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999                                                   0.46%         1.03%             4.26%          3.69%        3%
  For the year ended July 31,:
  1998                                                   0.42%         1.04%             4.46%          3.84%       23%
  For the six month period ended July 31,:
  1997                                                   0.21%*        0.91%*            4.56%*         3.85%*       5%
  For the years ended January 31,:
  1997                                                   0.20%         0.85%             4.69%          4.04%        6%
  1996                                                   0.24%         0.71%             4.97%          4.50%       30%
  1995                                                   0.50%         0.72%             4.84%          4.62%       22%
  1994 (3)                                               0.50%*        0.73%*            4.31%*         4.08%       19%
  Retail Class A Shares
  For the six month period ended January 31,:
  1999                                                   0.46%         1.28%             4.26%          3.44%        3%
  For the year ended July 31,:
  1998                                                   0.31%         1.29%             4.37%          3.39%       23%
  For the six month period ended July 31,:
  1997                                                   0.21%*        1.22%*            4.55%*         3.54%*       5%
  For the years ended January 31,:
  1997                                                   0.20%         1.25%             4.69%          3.64%        6%
  1996                                                   0.23%         1.12%             4.93%          4.04%       30%
  1995                                                   0.50%         1.12%             4.92%          4.30%       22%
  1994 (3)                                               0.50%*        1.13%*            4.26%*         3.63%*      19%

Amounts designated as "--" are either $0 or have been rounded to $0.
 *  Annualized.
**  Total return does not reflect the sales charge.
(1) Commenced operations on September 17, 1998.
(2) Commenced operations on February 1, 1995.
(3) Commenced operations on October 15, 1993.



The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------------------------------------

                            Investment Activities           Distributions
               Net        -------------------------     ----------------------           Net                        Net
              Asset                    Net Realized                                     Asset                     Assets,
              Value,         Net      and Unrealized       Net                          Value,                      End
            Beginning     Investment    Gain (Loss)     Investment     Capital           End          Total**    of Period
            of Period       Income    on Investments      Income        Gains         of Period       Return       (000)
--------------------------------------------------------------------------------------------------------------------------
---------
Bond Fund
---------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999        $10.81         0.303         0.218           (0.300)       --             $11.03        4.86%       $338,166
  For the years ended July 31,:
  1998        $10.67         0.615         0.150           (0.627)       --             $10.81        7.41%       $206,125
  1997         10.23         0.628         0.421           (0.609)       --              10.67       10.59%         71,571
  1996         10.38         0.660        (0.160)          (0.650)       --              10.23        4.81%         60,374
  1995         10.11         0.640         0.270           (0.640)       --              10.38        9.43%         59,758
  1994         11.13         0.630        (1.020)          (0.630)       --              10.11       (3.14)%        64,185
  Retail Class A Shares
  For the six month period ended January 31,:
  1999        $10.73         0.304         0.206           (0.300)       --             $10.94        4.71%        $ 2,679
  For the years ended July 31,:
  1998        $10.59         0.605         0.162           (0.627)       --             $10.73        7.47%        $ 1,912
  1997         10.15         0.642         0.403           (0.609)       --              10.59       10.68%            606
  1996         10.29         0.690        (0.180)          (0.650)       --              10.15        4.95%          1,157
  1995         10.04         0.660         0.230           (0.640)       --              10.29        9.29%            558
  1994         10.12         0.070        (0.050)          (0.100)       --              10.04       (3.81)%(A)          7
---------------------------
Intermediate-Term Bond Fund
---------------------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999        $10.32         0.300         0.145           (0.295)       --             $10.47        4.36%       $265,889
  For the year ended July 31,:
  1998        $10.30         0.613         0.021           (0.616)       --             $10.32        6.37%       $249,520
  For the six month period ended July 31,:
  1997        $10.16         0.309         0.138           (0.310)       --             $10.30        4.54%       $152,676
  For the years ended January 31,:
  1997        $10.62         0.599        (0.460)          (0.595)       --             $10.16        1.43%       $150,411
  1996          9.67         0.609         0.951           (0.609)       --              10.62       16.58%        132,942
  1995         10.72         0.589        (1.034)          (0.590)   (0.015)              9.67       (4.11)%       109,848
  1994         10.57         0.598         0.352           (0.595)   (0.205)             10.72        9.22%        130,308
  Retail Class A Shares
  For the six month period ended January 31,:
  1999        $10.31         0.302         0.153           (0.295)       --             $10.47        4.36%        $ 5,288
  For the year ended July 31,:
  1998        $10.29         0.609         0.031           (0.616)       --             $10.31        6.38%        $ 5,120
  For the six month period ended July 31,:
  1997        $10.16         0.309         0.128           (0.310)       --             $10.29        4.44%        $ 5,124
  For the years ended January 31,:
  1997        $10.61         0.602        (0.462)          (0.595)       --             $10.16        1.54%        $ 5,213
  1996          9.67         0.609         0.940           (0.609)       --              10.61       16.48%          6,417
  1995         10.72         0.589        (1.034)          (0.590)   (0.015)              9.67       (4.11)%         6,645
  1994         10.57         0.615         0.335           (0.595)   (0.205)             10.72        9.23%          9,308


-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Ratio of
                                                                       Ratio                       Net Investment
                                                                    of Expenses      Ratio of        Income to
                                                        Ratio       to Average    Net Investment      Average
                                                     of Expenses    Net Assets        Income         Net Assets  Portfolio
                                                      to Average     Excluding      to Average       Excluding   Turnover
                                                      Net Assets    Fee Waivers     Net Assets      Fee Waivers    Rate
--------------------------------------------------------------------------------------------------------------------------
---------
Bond Fund
---------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999                                                    0.75%        1.02%             5.65%           5.38%       16%
  For the years ended July 31,:
  1998                                                    0.75%        1.02%             5.86%           5.60%       16%
  1997                                                    0.85%        1.42%             6.11%           5.54%       14%
  1996                                                    0.89%        1.61%             6.10%           5.38%       21%
  1995                                                    0.92%        1.64%             6.35%           5.62%       36%
  1994                                                    0.86%        1.37%             6.11%           5.60%       44%
  Retail Class A Shares
  For the six month period ended January 31,:
  1999                                                    0.75%        1.27%             5.60%           5.08%       16%
  For the years ended July 31,:
  1998                                                    0.75%        1.26%             5.85%           5.33%       16%
  1997                                                    0.85%        1.68%             6.10%           5.27%       14%
  1996                                                    0.89%        1.85%             6.10%           5.14%       21%
  1995                                                    0.92%        1.89%             6.29%           5.32%       36%
  1994                                                    0.99%*       2.96%*            5.77%*          3.80%*      44%
---------------------------
Intermediate-Term Bond Fund
---------------------------
  Fiduciary Shares
  For the six month period ended January 31,:
  1999                                                    0.75%        1.00%             5.70%           5.45%       11%
  For the year ended July 31,:
  1998                                                    0.75%        0.99%             5.86%           5.61%       51%
  For the six month period ended July 31,:
  1997                                                    0.69%*       0.82%*            6.17%*          6.04%*      58%
  For the years ended January 31,:
  1997                                                    0.67%        0.68%             5.93%           5.92%      106%
  1996                                                    0.68%        0.68%             5.97%           5.97%      147%
  1995                                                    0.71%        0.71%             5.89%           5.89%       95%
  1994                                                    0.69%        0.69%             5.56%           5.56%       72%
  Retail Class A Shares
  For the six month period ended January 31,:
  1999                                                    0.75%        1.25%             5.70%           5.20%       11%
  For the year ended July 31,:
  1998                                                    0.75%        1.24%             5.83%           5.34%       51%
  For the six month period ended July 31,:
  1997                                                    0.69%*       1.14%*            6.17%*          5.71%*      58%
  For the years ended January 31,:
  1997                                                    0.67%        1.08%             5.91%           5.50%      106%
  1996                                                    0.68%        1.09%             5.99%           5.58%      147%
  1995                                                    0.71%        1.11%             5.87%           5.47%       95%
  1994                                                    0.69%        1.09%             5.51%           5.11%       72%

Amounts designated as "--" are either $0 or have been rounded to $0.
(A) Represents total return for the Fiduciary shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
 *  Annualized.
**  Total return does not reflect the sales charge.



The accompanying notes are an integral part of the financial statements.

[LOGO]

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------

                            Investment Activities           Distributions
               Net        -------------------------     ----------------------           Net                        Net
              Asset                    Net Realized                                     Asset                     Assets,
              Value,         Net      and Unrealized       Net                          Value,                      End
            Beginning     Investment    Gain (Loss)     Investment     Capital           End          Total      of Period
            of Period       Income    on Investments      Income        Gains         of Period       Return       (000)
--------------------------------------------------------------------------------------------------------------------------

------------------------------------
100% U.S. Treasury Money Market Fund
------------------------------------
Fiduciary Shares
For the six month period ended January 31,:
1999        $   1.00         0.023           --           (0.023)         --           $   1.00         4.69%     $236,475
For the years ended July 31,:
1998        $   1.00         0.049           --           (0.049)         --           $   1.00         5.02%     $227,733
1997            1.00         0.046           --           (0.046)         --               1.00         4.65%      243,464
1996            1.00         0.046           --           (0.046)         --               1.00         4.74%      173,340
1995            1.00         0.046           --           (0.046)         --               1.00         4.69%      190,604
1994            1.00         0.026           --           (0.026)         --               1.00         2.68%      160,721
Retail Class A Shares
For the six month period ended January 31,:
1999        $   1.00         0.021           --           (0.021)         --           $   1.00         4.44%     $936,277
For the years ended July 31,:
1998        $   1.00         0.047           --           (0.047)         --           $   1.00         4.75%     $727,087
1997            1.00         0.045           --           (0.045)         --               1.00         4.58%      558,972
1996            1.00         0.046           --           (0.046)         --               1.00         4.74%      100,623
1995            1.00         0.046           --           (0.046)         --               1.00         4.69%       88,660
1994            1.00         0.026           --           (0.026)         --               1.00         2.68%       39,157



---------------------------------------------------------------------------------
                                                                      Ratio of
                                       Ratio                       Net Investment
                                    of Expenses      Ratio of        Income to
                      Ratio         to Average     Net Investment     Average
                   of Expenses      Net Assets        Income         Net Assets
                    to Average       Excluding      to Average       Excluding
                    Net Assets      Fee Waivers     Net Assets      Fee Waivers
---------------------------------------------------------------------------------

------------------------------------
100% U.S. Treasury Money Market Fund
------------------------------------
Fiduciary Shares
For the six month period ended January 31,:
1999                   0.47%           0.79%           4.51%           4.19%
For the years ended July 31,:
1998                   0.46%           0.78%           4.91%           4.59%
1997                   0.64%           0.92%           4.61%           4.33%
1996                   0.74%           0.97%           4.64%           4.41%
1995                   0.73%           0.97%           4.60%           4.36%
1994                   0.74%           0.90%           2.63%           2.48%
Retail Class A Shares
For the six month period ended January 31,:
1999                   0.72%           1.04%           4.25%           3.93%
For the years ended July 31,:
1998                   0.71%           1.03%           4.65%           4.33%
1997                   0.72%           1.10%           4.55%           4.17%
1996                   0.74%           1.23%           4.64%           4.15%
1995                   0.73%           1.22%           4.68%           4.19%
1994                   0.74%           1.15%           2.68%           2.27%


---------------------------------
U.S. Government Money Market Fund
---------------------------------
Fiduciary Shares
For the six month period ended January 31,:
1999           $1.00     0.024         --       (0.024)       --       $1.00       4.86%         $369,320
For the years ended July 31,:
1998           $1.00     0.050         --       (0.050)       --       $1.00       5.16%         $283,096
1997            1.00     0.047         --       (0.047)       --        1.00       4.78%          252,995
1996            1.00     0.048         --       (0.048)       --        1.00       4.88%          151,483
1995            1.00     0.048         --       (0.048)       --        1.00       4.87%          159,747
1994            1.00     0.027         --       (0.027)       --        1.00       2.74%          162,094
Retail Class A Shares
For the six month period ended January 31,:
1999           $1.00     0.022         --       (0.022)       --       $1.00       4.61%         $137,960
For the years ended July 31,:
1998           $1.00     0.048         --       (0.048)       --       $1.00       4.90%         $122,074
1997            1.00     0.046         --       (0.046)       --        1.00       4.70%           42,797
1996            1.00     0.048         --       (0.048)       --        1.00       4.86%           75,714
1995            1.00     0.048         --       (0.048)       --        1.00       4.86%           48,474
1994            1.00     0.027         --       (0.027)       --        1.00       2.74%           24,055
Retail Class B Shares
For the six month period ended January 31,:
1999            $1.00    0.019         --       (0.019)       --       $1.00       3.45%         $     52
For the period ended July 31,:
1998 (1)        $1.00    0.021         --       (0.021)       --       $1.00       4.25%*        $     --



---------------------------------
U.S. Government Money Market Fund
---------------------------------

Fiduciary Shares
For the six month period ended January 31,:
1999           0.52%         0.79%         4.68%         4.41%
For the years ended July 31,:
1998           0.51%         0.79%         5.05%         4.77%
1997           0.70%         0.95%         4.69%         4.44%
1996           0.77%         1.00%         4.76%         4.53%
1995           0.78%         1.02%         4.76%         4.52%
1994           0.78%         0.94%         2.70%         2.54%
Retail Class A Shares
For the six month period ended January 31,:
1999           0.77%         1.04%         4.43%         4.16%
For the years ended July 31,:
1998           0.76%         1.04%         4.80%         4.52%
1997           0.78%         1.22%         4.60%         4.16%
1996           0.79%         1.26%         4.77%         4.30%
1995           0.78%         1.27%         4.82%         4.33%
1994           0.77%         1.17%         2.63%         2.23%
Retail Class B Shares
For the six month period ended January 31,:
1999           1.52%         1.54%         3.60%         3.58%
For the period ended July 31,:
1998 (1)       1.26%*        1.54%*        4.30%*        4.02%*



Amounts designated as "--" are either $0 or have been rounded to $0.
 *  Annualized.
(1) Commenced operations on February 2, 1998.

The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------------------------------

                            Investment Activities           Distributions
               Net        -------------------------     ----------------------                   Net                        Net
              Asset                    Net Realized                                             Asset                     Assets,
              Value,         Net      and Unrealized       Net                  Contribution    Value,                      End
            Beginning     Investment    Gain (Loss)     Investment     Capital       of          End          Total      of Period
            of Period       Income    on Investments      Income        Gains     Capital     of Period       Return       (000)
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------
Diversified Money Market Fund
-----------------------------

Fiduciary Shares
For the six month period ended January 31,:
1999          $1.00          0.024          --          (0.024)          --         --         $1.00           4.98%     $1,214,208
For the year ended July 31,:
1998          $1.00          0.051          --          (0.051)          --         --         $1.00           5.27%     $1,180,141
For the six month period ended July 31,:
1997          $1.00          0.025          --          (0.025)          --         --         $1.00           5.11%*    $  971,858
For the years ended January 31,:
1997          $1.00          0.049          --          (0.049)          --         --         $1.00           5.03%     $  523,571
1996           1.00          0.054          --          (0.054)          --         --          1.00           5.57%        503,080
1995           1.00          0.039      (0.001)         (0.039)          --       0.001         1.00           3.99%        536,754
1994           1.00          0.029          --          (0.029)          --         --          1.00           2.99%        498,795
Retail Class A Shares
For the six month period ended January 31,:
1999          $1.00          0.023          --          (0.023)          --         --         $1.00           4.74%     $1,409,887
For the year ended July 31,:
1998          $1.00          0.049          --          (0.049)          --         --         $1.00           5.01%     $1,124,280
For the six month period ended July 31,:
1997          $1.00          0.024          --          (0.024)          --         --         $1.00           4.86%*    $  799,657
For the years ended January 31,:
1997          $1.00          0.047          --          (0.047)          --         --         $1.00           4.78%     $  576,566
1996           1.00          0.052          --          (0.052)          --         --          1.00           5.31%        259,608
1995           1.00          0.037          --          (0.037)          --         --          1.00           3.78%        111,267
1994           1.00          0.027          --          (0.027)          --         --          1.00           2.77%         86,291


---------------------------------------------------------------------------------
                                                                      Ratio of
                                       Ratio                       Net Investment
                                    of Expenses      Ratio of        Income to
                      Ratio         to Average     Net Investment     Average
                   of Expenses      Net Assets        Income         Net Assets
                    to Average       Excluding      to Average       Excluding
                    Net Assets      Fee Waivers     Net Assets      Fee Waivers
---------------------------------------------------------------------------------
Fiduciary Shares
For the six month period ended January 31,:
1999                   0.52%            0.79%         4.85%           4.58%
For the year ended July 31,:
1998                   0.50%            0.77%         5.15%           4.88%
For the six month period ended July 31,:
1997                   0.48%*           0.64%*        5.07%*          4.90%*
For the years ended January 31,:
1997                  10.49%            0.49%         4.93%           4.93%
1996                   0.50%            0.50%         5.43%           5.43%
1995                   0.50%            0.50%         3.93%           3.93%
1994                   0.49%            0.49%         2.93%           2.93%
Retail Class A Shares
For the six month period ended January 31,:
1999                   0.77%            1.04%         4.60%           4.33%
For the year ended July 31,:
1998                   0.75%            1.02%         4.90%           4.63%
For the six month period ended July 31,:
1997                   0.72%*           0.95%*        4.82%*          4.59%*
For the years ended January 31,:
1997                   0.73%            0.88%         4.69%           4.54%
1996                   0.75%            0.90%         5.16%           5.01%
1995                   0.70%            0.90%         3.79%           3.59%
1994                   0.70%            0.89%         2.71%           2.52%



-------------------------------------
California Tax-Free Money Market Fund
-------------------------------------
 Fiduciary Shares
 For the six month period ended January 31,:
 1999         $1.00          0.013          --          (0.013)          --         --         $1.00           2.81%       $269,526
 For the year ended July 31,:
 1998         $1.00          0.031          --          (0.031)          --         --         $1.00           3.14%       $241,487
 For the six month period ended July 31,:
 1997         $1.00          0.016          --          (0.016)          --         --         $1.00           3.28%*      $159,297
 For the years ended January 31,:
 1997         $1.00          0.031          --          (0.031)          --         --         $1.00           3.12%       $ 36,207
 1996          1.00          0.034          --          (0.034)          --         --          1.00           3.48%         42,923
 1995          1.00          0.026          --          (0.026)          --         --          1.00           2.67%         52,050
 1994          1.00          0.021          --          (0.021)          --         --          1.00           2.13%         52,982
 Retail Class A Shares
 For the six month period ended January 31,:
 1999         $1.00          0.012          --          (0.012)          --         --         $1.00           2.56%       $383,995
 For the year ended July 31,:
 1998         $1.00          0.028          --          (0.028)          --         --         $1.00           2.89%       $305,260
 For the six month period ended July 31,:
 1997         $1.00          0.015          --          (0.015)          --         --         $1.00           2.99%*      $217,229
 For the years ended January 31,:
 1997         $1.00          0.027          --          (0.027)          --         --         $1.00           2.78%       $150,688
 1996          1.00          0.031          --          (0.031)          --         --          1.00           3.14%         81,177
 1995          1.00          0.023          --          (0.023)          --         --          1.00           2.33%         49,494
 1994          1.00          0.018          --          (0.018)          --         --          1.00           1.80%         52,220



 Fiduciary Shares
 For the six month period ended January 31,:
 1999                0.32%        0.79%         2.63%        2.16%
 For the year ended July 31,:
 1998                0.31%        0.78%         3.07%        2.60%
 For the six month period ended July 31,:
 1997                0.28%*       0.69%*        3.36%*       2.96%*
 For the years ended January 31,:
 1997                0.27%        0.49%         3.08%        2.86%
 1996                0.28%        0.49%         3.43%        3.22%
 1995                0.29%        0.50%         2.66%        2.45%
 1994                0.30%        0.54%         2.09%        1.85%
 Retail Class A Shares
 For the six month period ended January 31,:
 1999                0.57%        1.04%         2.38%        1.91%
 For the year ended July 31,:
 1998                0.56%        1.03%         2.84%        2.37%
 For the six month period ended July 31,:
 1997                0.55%*       0.97%*        3.02%*       2.59%*
 For the years ended January 31,:
 1997                0.60%        0.88%         2.75%        2.47%
 1996                0.61%        0.88%         3.09%        2.82%
 1995                0.62%        0.90%         2.33%        2.05%
 1994                0.63%        0.94%         1.76%        1.45%


Amounts designated as "--" are either $0 or have been rounded to $0.
*Annualized.


The accompanying notes are an integral part of the financial statements.

[LOGO]

NOTES TO FINANCIAL STATEMENTS (unaudited)

For the period ended January 31, 1999





1. Organization
-------------------------------------------------------------------------------

HighMark Funds ("HighMark" or "the Funds") was organized as a Massachusetts business trust under a Declaration of Trust dated March 10, 1987. Prior to December 4, 1996, HighMark was known as the HighMark Group.

The Funds are registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with fourteen funds: the Growth Fund, the Value Momentum Fund, the Income Equity Fund, the Balanced Fund, the Emerging Growth Fund, the Small Cap Value Fund, the International Equity Fund, the California Intermediate Tax-Free Bond Fund, the Bond Fund, the Intermediate-Term Bond Fund, (the "Non-Money Market Funds") and the 100% U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund, the Diversified Money Market Fund and the California Tax-Free Money Market Fund (the "Money Market Funds"). HighMark is registered to offer three classes of shares, Class A and Class B shares (collectively called the "Retail Shares") and Fiduciary Shares. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

On October 18, 1996 and October 17, 1996, respectively, the Board of Trustees of the HighMark Funds and the Board of Trustees of the Stepstone Funds (Stepstone) approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and liabilities of the Stepstone Funds in exchange for the issuance of shares in the funds in a tax-free reorganization.


2. Significant Accounting Policies
-------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Funds.

Basis of Presentation of Statements -- The HighMark Funds acquired the Stepstone Funds in a series of tax-free business combinations. While each Fund now exists legally as a HighMark Fund, a number of the surviving funds for accounting purposes are Stepstone Funds. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of the accounting survivors. Accordingly, the statements of changes in net assets and financial Highlights presented reflect prior periods beginning on the first day of the accounting survivor's fiscal year (August 1, 1996 and February 1, 1997, respectively).

Security Valuation -- Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in equity securities held by the Non-Money Market Funds that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade on which such option contracts are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.

Foreign Currency Translation -- The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Equity Fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

--------------------------------------------------------------------------------
The International Equity Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

Federal Income Taxes -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Fund accrues such taxes when the related income is earned.

Net Asset Value Per Share -- The net asset value per share is calculated each business day for each Fund. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

Discounts and Premiums -- Discounts and premiums, except for the Bond Fund, are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method that approximates the effective interest method. the Bond Fund follows the same basis for financial reporting and federal income tax purposes and does not amortize premiums or accrete discounts, with the applicable portion of market discount recognized as ordinary income upon disposition or maturity.

Classes -- Class specific expenses are borne by that class. Income, non-class specific expenses and realized/ unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from estimates.

Repurchase Agreements -- Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the fund may be delayed or limited.

Options Transactions -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, certain of the Funds, as described in their prospectuses, may participate in options transactions including writing call options. A risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the underlying security increases.

The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds on the sale are increased by the amount of original premium received.

Also, certain funds may purchase call or put options with respect to securities that are permitted investments. The risk in purchasing options is limited to the premium paid.

The Fund recognizes a gain when the underlying securities' market price rises (in case of a call) or falls (in case of a put) to the extent sufficient to cover the option premium and transaction costs.

Security Transactions and Investment Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums, if any, during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

Distributions to Shareholders -- Distributions from net investment income for the Money Market Funds are declared daily and paid monthly. Each of the Non-

Money Market Funds except the International Equity Fund declare and make distributions from net investment income monthly. The International Equity Fund declares and make distributions from net investment income periodically. Any net realized capital gains will be distributed at least annually for all Funds.

Security Lending -- Certain of the Funds lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Reclassification of Components of Net Assets -- In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies", differences attributable to the classification of capital gains and net investment income for tax distribution purposes, as of july 31, 1998, have been reclassified between accumulated net realized gains/losses and undistributed net income, as appropriate. These reclassifications had no effect on net asset value.


3. Transactions with Affiliates
-------------------------------------------------------------------------------

Effective February 15, 1997, SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, became the Administrator for the Funds. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Funds and the Administrator are parties to an Administration Agreement (the "Agreement") dated February 15, 1997, under which the Administrator provides the Fund with management and administrative services for an annual fee of 0.20% of the average daily net assets of the Funds. the Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund. During the period August 1, 1998 to January 31, 1999 the Administrator voluntarily agreed to waive its fee to the rate of 0.18% of the average daily net assets of the Funds.

Pursuant to a separate agreement with the Administrator, HighMark Capital Management, Inc. performs sub-administration services on behalf of each fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. For the period from August 1, 1998 to January 31, 1999, HighMark Capital Management, Inc. received sub-administration fees from the Funds in the amount of $2,071,000.


State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for HighMark. The Administrator has agreed to absorb certain transfer agency related expenses on behalf of the Fund.

SEI Investments Distribution Co. (the "Distributor") and the Funds are parties to a distribution agreement dated February 15, 1997. No compensation is paid to the Distributor for services rendered to the Fiduciary Shares under this agreement. The Funds have adopted Distribution Plans (the "Plans") on behalf of Retail A Shares and Retail B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide that Retail A Shares and Retail B Shares will bear the cost of their distribution expenses. The distributor, as compensation for its services under the Plans, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund's Retail A Shares and 0.75% of the average daily net assets attributable to each Fund's Retail B Shares. The California Intermediate Tax-Free Bond, Bond and Intermediate-Term Bond Funds are currently waiving all distribution fees.


The Funds have also adopted Shareholder Service Plans permitting payment of compensation to service providers, that may include Union Bank of California, N.A., The Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, that have agreed to provide certain shareholder support services for their customers who own Retail A, Retail B or Fiduciary Shares. In consideration for such services, a service provider is entitled to receive compensation at the annual rate of up to .25% of each Fund's average daily net assets. The service provider

--------------------------------------------------------------------------------
may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. For the period from August 1, 1998 to January 31, 1999, Union Bank of California, N.A. received shareholder servicing fees from the Funds in the amount of approximately $883,000.


A contingent deferred sales charge (CDSC) is imposed on certain redemptions of Retail B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Retail B shares until the redemption of such shares.


        Years Since           Contingent Deferred
       Purchase Made             Sales Charge
   ------------------------------------------------

           First                     5%

           Second                    4%

           Third                     3%

           Fourth                    3%

           Fifth                     2%

           Sixth                     1%

           Seventh and Following    None



Union Bank of California, N.A. acts as custodian ("the Custodian") for the Funds. Fees of the Custodian are being paid on the basis of net assets of the Funds.


Certain officers of the Funds are also officers and/or Directors of the Administrator. The Funds pay each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers is paid by the Administrator.


4. Investment Advisory Agreement
-------------------------------------------------------------------------------

The Funds and HighMark Capital Management, Inc. a subsidiary of UnionBanCal Corporation, (the "Advisor") are parties to an Advisory Agreement. For its services, the Advisor is entitled to receive a fee, that is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the 100% U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund, the Diversified Money Market Fund, and the California Tax-Free Money Market Fund, 0.60% of the Growth Fund, the Income Equity Fund, the Value Momentum Fund, and the Balanced Fund, 0.50% of the Intermediate-Term Bond Fund, the Bond Fund, and the California Intermediate Tax-Free Bond Fund, 0.80% of the Emerging Growth Fund, 0.95% of the International Equity Fund and 1.00% of the Small Cap Value Fund. For the six months ended January 31, 1999 the Advisor voluntarily waived a portion of its fee in the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund in order to limit the operating expenses of the Funds.


HighMark Capital Management, Inc. provides investment advisory services to the Emerging Growth Fund pursuant to an investment advisory agreement dated April 1, 1996. The Advisor and Bank of Tokyo-Mitsubishi Trust Company are parties to a Sub-Advisory Agreement for the Emerging Growth Fund. Bank of Tokyo-Mitsubishi Trust Company is entitled to a fee of 0.50% of the average daily net assets of the Fund.


On January 1, 1998 the Advisor and AXA Asset Management Partenaires ("AXA") entered into an investment sub-advisory agreement for the International Equity Fund. AXA is entitled to a fee of 0.50% of the average daily net assets of the Fund.


On August 26, 1998 the Advisor and Brandes Investment Partners, LLP (Brandes) entered into an investment sub-advisory agreement for the Small Cap Value Fund. Brandes is entitled to a fee of 0.50% of the average market value of the assets of the Small Cap Value Fund allocated to Brandes.

5. Investment Transactions
-------------------------------------------------------------------------------


The purchases and sales (including maturities) of investment securities other than short-term securities were as follows:



                                                          Investment
                                                          Securities
                                                       ------------------

                                                     Purchases          Sales
                                                      (000's)          (000's)
                                                    ----------        ----------

Growth .....................................         $299,798          $172,711
Value Momentum .............................           37,186            60,896
Income Equity ..............................          195,059           253,173
Balanced ...................................           60,270            76,659
Emerging Growth ............................           68,987            74,637
Small Cap Value ............................           75,945             9,930
International Equity .......................           43,222            39,496
California Intermediate
 Tax-Free Bond .............................            4,945            10,338
Bond .......................................          159,890            40,665
Intermediate-Term Bond .....................           36,095            28,458




Cost for financial statement purposes differs from cost for Federal income tax purposes primarily due to the deferral of certain losses under Federal income tax regulations. The aggregate gross unrealized appreciation and depreciation at January 31, 1999 for each portfolio was as follows:



                                       Appreciation    Depreciation      Total
                                         (000's)          (000's)       (000's)
                                      --------------   ------------      ------

Growth .............................      $252,744      $(16,514)      $236,230
Value Momentum .....................       402,002       (43,922)       358,080
Income Equity ......................       153,528       (13,589)       139,939
Balanced ...........................       130,541       (11,731)       118,810
Emerging Growth ....................        11,202        (4,760)         6,442
Small Cap Value ....................         7,972        (4,317)         3,655
International Equity ...............        14,143        (2,443)        11,700
California Intermediate
  Tax-Free Bond ....................        10,812          --           10,812
Bond ...............................        16,273          (269)        16,004
Intermediate-Term Bond .............         9,581          (230)         9,351


The Funds have capital loss carryforwards at July 31, 1998, to the extent provided in the regulations for federal income tax as follows:




                          Capital Loss
                           Carryover       Expires       Expires       Expires       Expires       Expires       Expires
                           07/31/98         2001          2002          2003          2004          2005          2006
                          ------------  ------------ ------------- --------------- ----------- -------------- ----------
International Equity ..   $  149,444   $  149,444   $     --     $     --     $     --     $     --      $    --
Cal. Int. Tax-Free Bond    1,001,080         --           --        279,938      711,043       10,099         --
Bond ..................    3,179,541         --      2,679,139         --         69,995      430,407         --
Int.-Term Bond ........    3,160,224         --           --      1,196,317         --      1,963,907         --
U.S. Government
  Money Market ........      971,846         --           --           --           --           --        971,846
Diversified
  Money Market ........    1,420,929      300,452       29,246    1,078,029       13,202         --           --
Cal. Tax-Free
  Money Market ........       64,602         --         24,741       24,115         --           --         15,746



The 100% U.S. Treasury Money Market Fund and the International Equity Fund had post 10/31 loss deferrals of $3,641 and $6,077,003, respectively that can be used to offset future capital gains.



6. Concentration of Credit Risk
-------------------------------------------------------------------------------

The California Intermediate Tax-Free Bond Fund and the California Tax-Free Money Market Fund invest in debt securities in the State of California. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic and political developments in that state.

The International Equity Fund and the Small Cap Value Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

-------------------------------------------------------------------------------
7. Common Trust Fund Conversions
-------------------------------------------------------------------------------

On April 24, 1998, certain common trust funds of Union Bank of California, N.A. were converted into the HighMark Funds. The assets, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. The Funds involved in the conversion are as follows:


                                                                    Unrealized
Common Trust Fund               HighMark Fund                      Appreciation

PT Growth A & B                 Growth......................        $  36,913
PT Value Momentum A & B         Value Momentum..............          141,260
PT Income Equity                Income Equity...............           88,061
PT Balanced                     Balanced....................            3,468
PT California Tax-Free Bond     California Intermediate
                                  Tax-Free Bond.............            4,581
PT Diversified Bond A & B       Bond........................            4,162
PT Intermediate Bond A & B      Intermediate-Term Bond......            2,778
PT Prime Money Market           Diversified Money Market....             --



8. Option Contracts
-------------------------------------------------------------------------------

Transactions in covered call options during the six month period ended January 31, 1999 are summarized as follows:

                                                Balanced
                                       --------------------------
                                        Number of
   Written Option Transaction           Contracts        Premium
 ---------------------------------      ----------       --------

Option written and outstanding at
beginning of period ..............          --           $   --
Call option written during period            100           21,574
Call option exercised during period         --               --
Call option expired during period           --               --
Call option closed during period .          (100)         (21,574)
                                            ----          -------

Option written and outstanding at
end of period ....................          --           $   --
                                            ====          =======

9. Shares Issued and Redeemed (000):
-------------------------------------------------------------------------------




Transactions in Fund Shares were as follows:

                                                                            Growth                      Value Momentum
                                                                             Fund                            Fund
                                                                    ----------------------           ------------------------
                                                                      08/01/98   08/01/97             08/01/98     08/01/97
                                                                    to 01/31/99 to 07/31/98          to 01/31/99  to 07/31/98
                                                                    -----------------------          ------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
  Issued from the reorganization of the Blue Chip Growth Fund        7,569          --                   --            --
  Issued in connection with the acquisition of
    Common Trust Fund Assets..................................        --           6,689                 --          10,319
  Issued......................................................       5,525         7,071                3,911         7,388
  Issued in Lieu of Cash Distributions........................       2,322         3,216                1,055           315
  Redeemed....................................................      (4,450)       (4,643)              (5,391)       (4,589)
                                                                   -------       -------              -------       -------
    Total Fiduciary Share Transactions........................      10,966        12,333                 (425)       13,433
                                                                   -------       -------              -------       -------
Retail A Shares:
  Issued......................................................         283           543                  168           600
  Issued in Lieu of Cash Distributions........................          65           127                   45            16
  Redeemed....................................................        (387)         (105)                (228)         (136)
                                                                   -------       -------              -------       -------
    Total Retail A Share Transactions.........................         (39)          565                  (15)          480
                                                                   -------       -------              -------       -------
Retail B Shares:
  Issued......................................................         170           118                   31           194
  Issued in Lieu of Cash Distributions........................          19          --                      7          --
  Redeemed....................................................         (11)           (2)                 (13)           (4)
                                                                   -------       -------              -------       -------
    Total Retail B Share Transactions.........................         178           116                   25           190
                                                                   -------       -------              -------       -------
  Net Increase (Decrease) in Share Transactions...............      11,105        13,014                 (415)       14,103
                                                                    ======       =======              =======       =======



                                                                      California Intermediate
                                                                           Tax-Free Bond                   Bond
                                                                               Fund                        Fund
                                                                     --------------------------   --------------------------
                                                                       08/01/98     08/01/97        08/01/98     08/01/97
                                                                      to 01/31/99  to 07/31/98     to 01/31/99  to 07/31/98
                                                                     --------------------------   --------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
  Issued from the reorganization of the Government Securities Fund          --             --           10,341           --
  Issued in connection with the acquisition of
    Common Trust Fund Assets.......................................         --           13,818           --            9,361
  Issued...........................................................        1,042          2,217          3,009          5,348
  Issued in Lieu of Cash Distributions.............................           17             30            243            357
  Redeemed.........................................................       (1,721)        (1,557)        (1,994)        (2,711)
                                                                      ----------     ----------     ----------     ----------
    Total Fiduciary Share Transactions.............................         (662)        14,508         11,599         12,355
                                                                      ----------     ----------     ----------     ----------
Retail A Shares:
  Issued...........................................................          405            860            151            124
  Issued in Lieu of Cash Distributions.............................           21             43              4              4
  Redeemed.........................................................         (258)          (735)           (88)            (7)
                                                                      ----------     ----------     ----------     ----------
    Total Retail A Share Transactions..............................          168            168             67           (121)
                                                                      ----------     ----------     ----------     ----------
Retail B Shares:
  Issued...........................................................         --             --             --             --
  Issued in Lieu of Cash Distributions.............................         --             --             --             --
  Redeemed.........................................................         --             --             --             --
                                                                      ----------     ----------     ----------     ----------
    Total Retail B Share Transactions..............................         --             --             --             --
                                                                      ----------     ----------     ----------     ----------
  Net Increase in Share Transactions...............................          494         14,676         11,666         12,476
                                                                      ==========     ==========     ==========     ==========

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Income Equity                Balanced
                                                                       Fund                       Fund
                                                              ------------------------    ------------------------
                                                               08/01/98    08/01/97        08/01/98     08/01/97
                                                              to 01/31/99  to 07/31/98    to 01/31/99  to 07/31/98
                                                              ------------------------    -------------------------

Shares Issued and Redeemed:
  Fiduciary Shares:
  Issued from the reorganization of the Blue Chip Growth Fund     --            --            --            --
  Issued in connection with the acquisition of
   Common Trust Fund Assets..................................     --          18,743          --             881
  Issued.....................................................    1,781         3,942         2,168         5,729
  Issued in Lieu of Cash Distributions.......................    4,557         2,054         1,398         1,346
  Redeemed...................................................   (5,193)       (6,700)       (3,432)       (5,471)
                                                               -------       -------       -------       -------
    Total Fiduciary Share Transactions.......................    1,145        18,039           134         2,485
                                                               -------       -------       -------       -------
Retail A Shares:
  Issued.....................................................      366           527            65           151
  Issued in Lieu of Cash Distributions.......................      152           115            33            29
  Redeemed...................................................     (548)         (135)          (71)         (105)
                                                               -------       -------       -------       -------
    Total Retail A Share Transactions........................      (30)          507            27            75
                                                               -------       -------       -------       -------
Retail B Shares:
  Issued.....................................................       51           103            71            59
  Issued in Lieu of Cash Distributions.......................       18          --               5          --
  Redeemed...................................................       (8)           (2)           (8)           (1)
                                                               -------       -------       -------       -------
    Total Retail B Share Transactions........................       61           101            68            58
                                                               -------       -------       -------       -------

  Net Increase (Decrease) in Share Transactions..............    1,176        18,647           229         2,618
                                                                =======        ======       =======      =======






                                                               Emerging Growth        Small Cap Value    International Equity
                                                                    Fund                   Fund                  Fund
                                                           -----------------------    ---------------   -----------------------
                                                            08/01/98     08/01/97        09/17/98        08/01/98      08/01/97
                                                           to 01/31/99  to 07/31/98     to 01/31/99     to 01/31/99  to 07/31/98
                                                           ------------------------    --------------   ------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
  Issued from the reorganization of the Blue Chip Growth Fun      --            --           --            --            --
  Issued in connection with the acquisition of
    Common Trust Fund Assets.................................     --            --           --            --            --
  Issued.....................................................      960         2,362        6,742           237         1,372
  Issued in Lieu of Cash Distributions.......................    1,000           760         --               3            20
  Redeemed...................................................   (1,546)       (2,369)         --           (109)         (284)
                                                               -------       -------      -------       -------       -------
    Total Fiduciary Share Transactions.......................      414           753        6,742           131         1,108
                                                               -------       -------      -------       -------       -------
Retail A Shares:
  Issued.....................................................     --            --             26          --            --
  Issued in Lieu of Cash Distributions.......................     --            --           --            --            --
  Redeemed...................................................     --            --           --            --            --
                                                               -------       -------      -------       -------       -------
    Total Retail A Share Transactions........................     --            --             26          --            --
                                                               -------       -------      -------       -------       -------
Retail B Shares:
  Issued.....................................................     --            --             21          --            --
  Issued in Lieu of Cash Distributions.......................     --            --           --            --            --
  Redeemed...................................................     --            --           --            --            --
                                                               -------       -------      -------       -------       -------
    Total Retail B Share Transactions........................     --            --             21          --            --
                                                               -------       -------      -------       -------       -------

  Net Increase (Decrease) in Share Transactions..............      414           753        6,789           131         1,108
                                                               =======        ======       =======      =======       =======











                                                                          Intermediate-             100% U.S. Treasury
                                                                            Term Bond                   Money Market
                                                                               Fund                          Fund
                                                                     -------------------------     ------------------------
                                                                       08/01/98    08/01/97          08/01/98     08/01/97
                                                                      to 01/31/99 to 07/31/98       to 01/31/99 to 07/31/98
                                                                     -------------------------     -------------------------
Shares Issued and Redeemed:
Fiduciary Shares:
  Issued from the reorganization of the Government Securities Fund         --             --             --             --
  Issued in connection with the acquisition of
    Common Trust Fund Assets.......................................        --           14,956           --             --
  Issued...........................................................       3,193          3,217        278,243        678,448
  Issued in Lieu of Cash Distributions.............................         248            540            289            635
  Redeemed.........................................................      (2,239)        (9,352)      (269,784)      (694,817)
                                                                     ----------     ----------     ----------     ----------
    Total Fiduciary Share Transactions.............................       1,202          9,361          8,748        (15,734)
                                                                     ----------     ----------     ----------     ----------
Retail A Shares:
  Issued...........................................................         138             42        815,504      1,308,434
  Issued in Lieu of Cash Distributions.............................          15             29         18,029         31,361
  Redeemed.........................................................        (144)           (70)      (624,320)    (1,171,680)
                                                                     ----------     ----------     ----------     ----------
    Total Retail A Share Transactions..............................           9              1        209,213        168,115
                                                                     ----------     ----------     ----------     ----------
Retail B Shares:
  Issued...........................................................        --             --             --             --
  Issued in Lieu of Cash Distributions.............................        --             --             --             --
  Redeemed.........................................................        --             --             --             --
                                                                     ----------     ----------     ----------     ----------
    Total Retail B Share Transactions..............................        --             --             --             --
                                                                     ----------     ----------     ----------     ----------
  Net Increase in Share Transactions...............................       1,211          9,362        217,961        152,381
                                                                     ==========     ==========     ==========     ==========

                                                                                                            Diversified
                                                                        U.S. Government                     Money Market
                                                                       Money Market Fund                        Fund
                                                                   -------------------------          ---------------------------
                                                                     08/01/98    08/01/97                08/01/98      08/01/97
                                                                    to 01/31/99 to 07/31/98             to 01/31/99   to 07/31/98
                                                                   -------------------------          ----------------------------

Shares Issued and Redeemed:
Fiduciary Shares:
  Issued from the reorganization of the Government Securities Fund       --             --                  --                 --
  Issued in connection with the acquisition of
    Common Trust Fund Assets..................................           --             --                  --               33,913
  Issued......................................................        899,899      1,374,048           1,099,557          2,317,898
  Issued in Lieu of Cash Distributions........................            159            256               5,734              9,864
  Redeemed....................................................       (813,860)    (1,344,194)         (1,070,965)        (2,153,396)
                                                                   ----------     ----------          ----------         ----------
    Total Fiduciary Share Transactions                                 86,198         30,110              34,326            208,279
                                                                   ----------     ----------          ----------         ----------
Retail A Shares:
  Issued......................................................        201,139        369,119           1,166,221          1,900,298
  Issued in Lieu of Cash Distributions........................          2,754          2,968              29,587             47,070
  Redeemed....................................................       (188,018)      (292,826)           (909,948)        (1,622,743)
                                                                   -----------    -----------         -----------        -----------

    Total Retail A Share Transactions.........................         15,875        (79,261)            285,860            324,625
                                                                   ----------     ----------          ----------         ----------
Retail B Shares:
  Issued......................................................             51           --                  --                 --
  Issued in Lieu of Cash Distributions........................              1           --                  --                 --
  Redeemed....................................................           --             --                  --                 --
                                                                   ----------     ----------          ----------         ----------
    Total Retail B Share Transactions.........................             52           --                  --                 --
                                                                   ----------     ----------          ----------         ----------
  Net Increase in Share Transactions..........................        102,125        109,371             320,186            532,904
                                                                   ==========     ==========          ==========         ==========




                                                                         California Tax-Free
                                                                            Money Market
                                                                                Fund
                                                                      -------------------------
                                                                        08/01/98    08/01/97
                                                                       to 01/31/99 to 07/31/98
                                                                     -------------------------
Shares Issued and Redeemed:
  Fiduciary Shares:
  Issued from the reorganization of the Government Securities Fund          --             --
  Issued in connection with the acquisition of
    Common Trust Fund Assets.......................................         --             --
  Issued...........................................................      241,991        455,192
  Issued in Lieu of Cash Distributions.............................            6             16
  Redeemed.........................................................     (213,959)      (373,015)
                                                                      ----------     ----------
    Total Fiduciary Share Transactions.............................       28,038         82,193
                                                                      ----------     ----------
Retail A Shares:
  Issued...........................................................      300,934        512,922
  Issued in Lieu of Cash Distributions.............................        4,173          7,326
  Redeemed.........................................................     (226,372)      (432,217)
                                                                      ----------     ----------
    Total Retail A Share Transactions..............................       78,735         88,031
                                                                      ----------     ----------
Retail B Shares:
  Issued...........................................................         --             --
  Issued in Lieu of Cash Distributions.............................         --             --
  Redeemed.........................................................         --             --
                                                                      ----------     ----------
    Total Retail B Share Transactions..............................         --             --
                                                                      ----------     ----------
  Net Increase in Share Transactions...............................      106,773        170,224
                                                                      ==========     ==========


-------------------------------------------------------------------------------
10. Fund Mergers
-------------------------------------------------------------------------------
On January 11, 1999, the assets of the HighMark Blue Chip Growth and Government Securities Funds were reorganized into the HighMark Growth and Bond Funds, respectively. Under the Plan of Reorganization, 8,729,227 Fiduciary Class shares of the HighMark Blue Chip Growth Fund were exchanged for 7,569,480 Fiduciary Class shares of the HighMark Growth Fund and 11,336,718 Fiduciary Class shares of the HighMark Government Securities Fund were exchanged for 10,341,234 Fiduciary Class shares of the HighMark Bond Fund in a tax free exchange. Upon the business combinations of such Funds on January 11, 1999, the value of the HighMark Growth Fund's net assets combined with those of the HighMark Blue Chip Growth Fund was $714,792,687 and the value of the HighMark Bond Fund's net assets combined with those of the HighMark Government Securities Fund before open of business was $332,036,956.



11. Shareholder Voting Results (Unaudited)
-------------------------------------------------------------------------------
At a shareholder meeting held on December 18, 1998, the shareholders of the HighMark Convertible Securities Fund voted to approve the liquidation of the Fund's assets. The results of the voting were as follows:



Convertible Securities
--------------------------------

FOR           1,745,174           100.00%    68.32% of shares outstanding

AGAINST               0             0.00%     0.00% of shares outstanding

ABSTAIN               0             0.00%     0.00% of shares outstanding

At a shareholder meeting held on December 18, 1998, the shareholders of the HighMark Blue Chip Growth Fund and HighMark Government Securities Fund voted to approve a Plan of Reorganization between the HighMark Blue Chip Growth Fund and HighMark Growth Fund and the HighMark Government Securities Fund and HighMark Bond Fund. The results of the voting were as follows:



HighMark Blue Chip Growth Fund
----------------------------------------------------

FOR      4,897,817                99.95% of shares voted       59.61% of shares outstanding

AGAINST          0                 0.00% of shares voted        0.00% of shares outstanding

ABSTAIN          0                 0.00% of shares voted        0.03% of shares outstanding




HighMark Government Securities Fund

----------------------------------------------------------

FOR     8,235,206                 100.00% of shares voted     73.80% of shares outstanding

AGAINST         0                   0.00% of shares voted      0.00% of shares outstanding

ABSTAIN         0                   0.00% of shares voted      0.00% of shares outstanding











                                      110
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NOTES




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NOTES





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                                 Thank you for
                                your investment

                                  (logo)













                                 Mutual Funds:
                             o are not FDIC insured
                             o have no bank guarantee
                             o may lose value

For further information
call 1-800-433-6884
or visit our Web site at
www.highmark-funds.com





HighMark Funds
Board of Trustees
David A. Goldfarb, Chairman
Thomas L. Braje, Vice Chairman
Joseph C. Jaeger
Frederick J. Long
Michael L. Noel
Robert M. Whitler

Advisory Board
William R. Howell
Paul L. Smith


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HighMark Semi-Annual Report
January 31, 1999

Investment Advisor
HighMark Capital Management, Inc.
475 Sansome Street
San Francisco, CA 94104

Sub-Advisor (Emerging Growth Fund)
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, NY 10116

Sub-Advisor (International Equity Fund)
AXA Asset Management Partenaires
46, Avenue de la Grande Armee
Paris, 75017, France

Sub-Advisor (International Portion of the
Small Cap Value Fund Only)
Brandes Investment Partners, LLP
12750 High Bluff Drive
San Diego, CA 90730

Custodian
Union Bank of California, N.A.
475 Sansome Street
San Francisco, CA 94104

Administrator & Distributor
SEI Investments Mutual Funds Services
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel
Ropes & Gray
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

Auditors
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105-2230

                                                  84808 (1/99)